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Xylem Inc.2020 Proxy Statement Notice of Annual Meeting of Shareholders May 13, 202

Xylem Inc.2020 Proxy Statement Notice of Annual Meetig of Shareholders May 13, 202

301 Water Street SE

Washington, DC 20003

Dear Xylem Shareholders,

This annual letter is always a welcome opportunity both to reflect on our progress and to look ahead at what we are creating, together.

That is especially true after a year when the macro environment presented everyone with so many challenges. We entered 2022 with full confidence, but also aware of headwinds from global economic

On behalf of the Board of Directors, we invite you to attend Xylem’s 2023 Annual Meeting of Shareholders. The meeting will be held at 8:00 a.m. ET on May 18, 2023. It will be held entirely online via live webcast at www.virtualshareholdermeeting.com/XYL2023 and geo-political uncertainty, the lingering effects of the pandemic, and slow supply chain recovery. In the face of these challenges, the resilience and operational performance of our teams stood out. They delivered revenue growth of 11%, continued margin expansion and a 14% increase in adjusted earnings per share.

We are proud of the way our team responds to the challenges of any given year, and of its agility in meeting the needs of the moment. Our strategy, on the other hand, is a constant: built to position us for the enduring, intensifying trends driving demand for water solutions now and over time.

Eleven years ago, at Xylem’s genesis, it wasn’t yet obvious that water would become a growing investment category. Today, every level of society is increasingly turning its attention to water, and investment capital is following. Water challenges continue to escalate, and technology and innovative solutions are critical to address the  urgent needs of communities around the world.

Xylem is strongly positioned to address the trends driving the attention and investment flowing into water. But how do we strengthen that position even further? The question always at the front of our minds is how to execute on our strategy to meet the world’s biggest water challenges with even greater capability, differentiation and scale – so that we can serve our customers and communities even more effectively.

We made three strategic moves this past year that significantly advance our ability to serve our customers and communities. Each is poised to accelerate Xylem’s economic and social value creation and profitable growth:

•	Industrial: Our agreement to acquire Evoqua delivers an exceptional opportunity in attractive industrial sectors of the economy
•	Digital: Our agreement to enter into a global partnership with Idrica will accelerate the digital transformation in water utilities
•	Sustainability: Our leadership position in decarbonization will help utility customers address climate change

Expanding our reach in attractive, strategic end-markets

Our agreement to acquire Evoqua, announced in January 2023, reflects both companies’ recognition of a transformational opportunity to solve global water challenges at scale.

The combination will create an unparalleled global platform positioned for very attractive growth and value creation. Our complementary capabilities address the most critical customer pain points when it comes to water access and management. Evoqua’s best-in-class water treatment solutions and services in the industrial sector are a natural fit with Xylem’s broad, global portfolio and utilities offerings. The combined company will be uniquely qualified to serve more customers, more capably, with even more differentiated solutions.

Together, we will drive value through compelling cost synergies, and also focus on increased growth – by scaling Evoqua’s capabilities globally, growing recurring revenues, and taking a broader portfolio of solutions into the end-markets in which each company is strongly positioned. And the “all-stock” transaction preserves a very strong financial profile for Xylem and a flexible balance sheet for future options.

Xylem and Evoqua are both purpose-driven companies with sustainability at their core and a passionate commitment to customers and communities. When we come together, we will accelerate the ability to create a more water-secure, resilient and sustainable world.

We are well into the process of seeking the necessary regulatory approvals to complete the transaction. As part of the path to closing, on May 11, 2023 we will hold a special shareholders meeting where we will seek shareholder approval of the issuance of Xylem common stock to complete the merger. To that end, we will be sending shareholders of record as of the close of business on April 5, 2023 a separate notice of the special meeting and corresponding definitive proxy statement that will be filed with the Securities and Exchange Commission.

Increasing our capability to better serve utility customers

A consistent part of our strategy to deliver value for both our customers and shareholders has been to lead the digital transformation of the water sector. That’s not because digital technology creates value in itself. It’s because conventional solutions aren’t sufficient to meet the growing challenges our customers and communities face.

The new solutions Xylem provides help them address the challenges of scarcity and resilience more affordably. To complement our own digital solution development, we recently signed a global commercial partnership with Idrica, a leader in data management and analytics for water utilities. Idrica’s software solution, called GoAigua, dramatically decreases the cost and effort required to adopt and integrate digital technologies into a water utility’s operations.

Developed by a utility operator, the platform has the advantage of having been built by a utility, for utilities, and has already been deployed by over 300 utility customers around the world. Xylem will now become the global distributor of Idrica’s technology, and will take a minority stake in the company. We are excited about the opportunity to enable more utilities to harness the power of connected solutions.

Helping customers win the “race to net-zero,” and advocating for water, globally

Sustainability is both fundamental to who we are at Xylem, and it is an increasing focus for our customers. So, we are both purpose-driven and commercially motivated to help them achieve their sustainability goals. Our customers are particularly focused on reducing their carbon footprint, and so are we.

Around the world, communities and their water utilities are setting net-zero and climate-neutrality targets. To support them, we have led advocacy for decarbonization and identified ways water utilities can decrease their greenhouse gas emissions. In October, coincident with the COP27 climate negotiations, we released Net Zero: The Race We All Win, a paper highlighting technologies that dramatically reduce water utility emissions. It has quickly become one of our most popular downloads, catalyzing conversations with customers about how to transform their infrastructure to reduce carbon emissions.

The role of technology in addressing the world’s water challenges has also positioned Xylem more broadly as an enterprise focused on helping to advance sustainable development across all sectors of society. Highlighting the growing urgency of water issues, the United Nations recently held its first global water conference in 46 years, and Xylem was granted special accreditation to participate in the conversation. We were privileged to contribute to discussions hosted by the World Bank, UNICEF, the US Department of State and others. In every venue, we underscored the essential role technology must play in addressing the most urgent water and sustainability challenges facing communities around the world.

***

At the upcoming annual meeting of shareholders, Markos I. Tambakeras, your Board Chair from 2011 to 2020, is retiring after over eleven years of distinguished service to Xylem’s shareholders. From the formation of the company, Markos has been unwavering in his stewardship of our stakeholders’ interests, and he has provided deeply valued counsel to Xylem’s leadership. We are profoundly grateful for his service.

This is an exciting time for Xylem. We are executing on our strategy to create both economic and social value for our stakeholders. And we are demonstrating our commitment to doing so in bold new ways. Thank you for supporting us in this important work.

Sincerely,

Robert F. Friel Board Chair Patrick K. Decker President & CEO

301 Water Street SE

Washington, DC 20003

Notice of 2023 Annual Meeting of Shareholders

April 3, 2023

Date and Time:	Thursday, May 18, 2023, at 8:00 a.m. ET
Virtual Meeting:	www.virtualshareholdermeeting.com/XYL2023
Agenda:

1.  Election of 10 director nominees named in the Proxy Statement.

2.  Ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2023.

3.  Advisory vote to approve the compensation of our named executive officers.

4.  Shareholder proposal requesting a policy requiring an independent board chair, if properly presented at the meeting.

5.  Transact such other business as may properly come before the meeting.

Record Date:	March 20, 2023
Mailing or Availability Date:	Beginning on April 3, 2023, this Notice of Annual Meeting and the 2023 Proxy Statement are being mailed and made available to shareholders of record as of March 20, 2023.
Voting by Proxy:

YOUR VOTE IS VERY IMPORTANT. Whether or not you attend the virtual Annual Meeting, we urge you to vote in advance of the Annual Meeting by one of the following methods. Make sure you have your proxy card, voting instruction form, or notice of internet availability in hand and follow the instructions.

☐   By Phone: In the U.S. or Canada, vote toll-free by calling 1-800-690-6903

☐   By Internet: Go to www.proxyvote.com

☐   By Mail: Mark, date and sign your proxy card or voting instruction form and return it in the envelope provided.

In the event you attend and participate in the virtual Annual Meeting, you may, if so desired, revoke the proxy by voting your shares during the meeting.

Attending the Virtual-Only Annual Meeting:

Shareholders who wish to attend and participate in the virtual Annual Meeting, including to vote, should review the “Voting and Meeting Information” section (starting on page 68) for details on how to do so.

By Order of the Board of Directors,

Kelly C. O’Shea VP, Chief Corporate Counsel and Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting:

Our 2023 Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2022 will be available online at www.proxyvote.com and are currently available on our website at www.xylem.com under “Investors.”

Cautionary Note Regarding Forward-Looking Statements

The statements included in this Proxy Statement regarding future performance and results, expectations, plans, strategies, priorities, commitments, and other statements (including those related to our social, environmental and other sustainability goals) that are not historical facts are forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking, and other statements in this Proxy Statement regarding our environmental and other sustainability plans and goals, are not an indication that these statements are necessarily material to investors or are required to be disclosed in our filings with the SEC. In addition, historical, current, and forward-looking social, environmental and sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future. Forward-looking statements are based upon current beliefs, expectations, and assumptions and are subject to significant risks, uncertainties, and changes in circumstances that could cause actual results to differ materially from the forward-looking statements. A detailed discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022. Readers of this Proxy Statement are cautioned not to rely on these forward-looking statements since there can be no assurance that these forward-looking statements will prove to be accurate. We expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Xylem 2023 Proxy Statement | 1

Proxy Statement Summary

This Proxy Statement was prepared in connection with the solicitation of proxies by the Board of Directors of Xylem Inc. (“Xylem” or the “Company”) for the 2023 Annual Meeting of Shareholders (the “Annual Meeting”). Below are highlights of certain information in this Proxy Statement. We encourage you to read the entire Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2022 before you vote.

2023 ANNUAL MEETING OF SHAREHOLDERS

Date and Time	Record Date	Location
May 18, 2023 at 8:00 a.m. ET	March 20, 2023	Virtual at www.virtualshareholdermeeting.com/XYL2023

Agenda Items:

Proposal		Board Recommendation	Page Reference
1	Election of directors	FOR (each nominee)	Error! Bookmark not defined.
2	Ratification of the appointment of Deloitte & Touche LLP for 2023	FOR	15
3	Advisory vote to approve named executive officer compensation	FOR	19
4	Shareholder proposal requesting a policy requiring independent board chair	AGAINST	20

Xylem’s 2023 Annual Meeting will be held exclusively online via a live webcast. Shareholders of record as of the close of business on March 20, 2023 (the record date) will be able to attend the virtual Annual Meeting, vote their shares electronically, submit questions and view the list of shareholders as of the record date, by visiting www.virtualshareholdermeeting.com/XYL2023. To log into the meeting, use the 16-digit control number included on your Notice, proxy card or the instructions that accompanied your proxy materials. If you are a “beneficial owner” and hold your shares through a bank, broker, trustee or other nominee and have any questions about your control number, please contact the bank, broker, trustee or other nominee that holds your shares.  We designed the format of this year’s virtual Annual Meeting so that our shareholders who attend will be afforded the same rights and opportunities to participate as they would have had had the meeting been held in person. For additional information, please see “How do I attend and participate in the virtual Annual Meeting?” in the “Voting and Meeting Information” section. Beginning on April 3, 2023, the Notice of Annual Meeting and the 2023 Proxy Statement are being mailed and made available to shareholders of record as of March 20, 2023.

HOW TO VOTE YOUR SHARES

You may vote using any of the following methods if you were a shareholder as of the close of business on March 20, 2023

By Phone +1-800-690-6903 (US and Canada only)	Online www.proxyvote.com
By Mail Mark, date and sign your proxy card or voting instruction form and return it in the envelope provided	Annual Meeting Vote online during the virtual Annual Meeting

2  | Xylem 2023 Proxy Statement

OUR STRATEGY, VISION AND VALUES

Our overarching strategy is to help customers solve the world's greatest water and resource challenges with innovative products, services and solutions to deliver sustainable economic, social and environmental benefits. The following five strategic pillars guide where and how we focus our efforts and resources to implement this strategy:

We seek to partner with customers to meet their stakeholders’ needs through our broad portfolio of products, services and solutions. We are focused on several key areas, beginning with making it easier for customers to do business with Xylem and access the full range of our capabilities. As part of this, we are implementing a digital platform to discover, select, get price quotes, and purchase our offerings. Second, we seek to lead the way as digital technologies transform our sector by further integrating our digital solution portfolio and broadening our solution sales, digital literacy and marketing capabilities company-wide. Third, we seek to help customers get the most out of their systems by providing world-class services that enable improved uptime, efficiency and resilience. We partner with them by providing powerful, integrated lifecycle services and solutions.

We continue to invest in localizing our capabilities in the emerging markets. We will continue building innovation, product management and engineering teams in these regions, and expanding our market coverage in key growth markets such as

China, India, Eastern Europe and Africa. We seek to address the base of the pyramid population by providing water and sanitation needs with new solutions and business models.

We seek to create new customer offerings that help solve water challenges more powerfully than ever before, while also providing our Company with rapid growth opportunities. We are focused on building and enabling infrastructure for digital growth by making our hardware, networks and software applications interoperable, and creating a common software experience. This will further strengthen our core product offerings, and deliver strategic, sustainable innovations that will help us tap into new markets through advanced technology and new business models.

We seek to continue embedding a continuous improvement mindset throughout the Company and will continue to improve our efficiency, simplify our business and manage costs to support continued growth. We are committed to eliminating business complexity by streamlining internal bureaucracy and expanding standard business platforms and processes to help people do their jobs. This will free up time to ensure that we focus on work that creates customer value. Other focus areas include removing unnecessary costs from our end-to-end value chain to free up resources for growth; and building resilience and sustainability into our supply chain to protect our ability to serve customers.

We continue to foster an empowering, mission-driven, diverse, equitable and inclusive culture. We will continue to build leadership succession depth and breadth in keeping with our commitment to developing the next generation of leaders. We will also align our incentives, including share-based and performance-based compensation, and organizational structure to our strategy, favoring approaches to drive “one company” skills, mindset and behaviors, and stakeholder value creation.

While our strategy will evolve in response to the changing world, our four core values are the enduring principles that go to the heart of who we are and guide how we conduct ourselves each day:

Respect, Responsibility, Integrity, Creativity

And, most important, our strategic plan firmly embeds sustainability at the heart of our competitive advantage and unique business model, and aligns each of our five core strategic pillars to our overarching goal:

Xylem 2023 Proxy Statement | 3

CORPORATE GOVERNANCE - HIGHLIGHTS

What’s New?

Continuous improvement is a mindset we bring to all aspects of our Company, including corporate governance, sustainability, culture, compensation and risk management. We regularly review and implement improvements to these aspects of our Company that benefit our shareholders and other stakeholders. This year’s updates include:

➣    Updated Corporate Governance Principles to clarify the consideration of all director commitments in connection with a change in circumstances, and codify the Board’s practice of individual director performance evaluations as part of the annual Board assessment – see page 26

➣    Realigned Board and committee oversight of key environmental, social and governance (“ESG”) areas, including cybersecurity, data privacy, financial matters and product safety, with related updates to committee charters, as appropriate – see page 23

➣    Enhanced disclosure on our Board Leadership Structure – see page 28

We are committed to sound corporate governance that promotes the long-term interests of our shareholders and other stakeholders, strengthens Board and management accountability, and helps enhance trust in the Company. The “Corporate Governance” section describes our governance framework, which includes the following highlights:

Board Matters

✔ All directors are independent except our CEO (91%)

✔ Independent Board Chair

✔ Overall Board and committee meeting attendance of 99% in 2022

✔ All directors elected annually

✔ Regularly-scheduled executive sessions of the independent directors of the Board and each committee without management present

✔ Robust director nominee selection process with commitment to diverse candidate pools

✔ Diverse and skilled Board

✔ Balance of new and more experienced directors, as 50%

    of the director nominees have a tenure of <6 years

✔ 3 fully independent Board committees

✔ Oversight by the Board and its committees of strategy, risk, including cybersecurity, human capital, and diversity, equity and inclusion

✔ Oversight by the Board of ESG approach, including regular updates by management to the Nominating & Governance Committee

✔ Annual Board, committee and individual director self-assessments, with periodic facilitation by a third-party advisor (most recently in 2021)

✔ Comprehensive orientation program for new directors

✔ Directors may not stand for re-election after age 72

✔ Actively managing Board succession with a focus on diversity of thought & background, C-suite and global leadership experience

Shareholder Matters
✔ Majority voting with a director resignation policy for directors in uncontested elections ✔ Shareholder proxy access right ✔ Regular engagement with shareholders	✔ Shareholders have the right to call special meetings ✔ Annual “say on pay” advisory vote ✔ One class of stock ✔ No poison pill

We value the views of our shareholders and believe that fostering positive relationships with our shareholders is critical to our long-term success. To help management and the Board understand and consider the issues that matter most to our shareholders, we regularly engage with shareholders on a range of topics related to the Company's performance, strategy for long-term growth, governance profile, compensation philosophy, and sustainability and social value creation. See “Shareholder Engagement Program” in the “Corporate Governance” section for more information.

4  | Xylem 2023 Proxy Statement

OUR 2023 DIRECTOR NOMINEES1

9 of 10 Nominees are independent	3 of 10 Nominees are Women	3 of 10 Nominees are ethnically or racially diverse	4 of 10 Nominees have origins outside the U.S.	6 of 10 Nominees have CEO experience	6.5 Years average tenure

1 Based on diversity characteristics with which each director nominee identifies; average tenure as of annual meeting date, May 18, 2023.

OUR COMMITMENT TO SUSTAINABILITY – HIGHLIGHTS

At Xylem, sustainability is at the center of who we are and what we do.  As a leading global water technology company, we address one of the world’s most urgent sustainability challenges – responsible stewardship of our shared water resources. Technology is playing an increasingly important role in helping the world solve water issues. We have a long history of innovation and are focusing on the powerful capabilities of smart technology, integrated management and data analytics.

Xylem approaches sustainability as a way to generate economic value while also creating value for society. Accordingly, we leverage sustainability in our decision-making toward long-term value creation for our shareholders, customers, employees and the communities in which we operate. Xylem is helping to create a water-secure world while creating economic and social value in the following three ways:

Serving Our Customers We provide innovative technologies, solutions and expertise that help our customers solve major water challenges like water affordability, scarcity and resilience.

Building a Sustainable Company

We know that in order to be a company that advances sustainability, we need a strong foundation and to execute with discipline today while also focusing on the future. We adhere to and champion responsible business practices, including promoting diversity, equity and inclusion, and look to be a standard-setter in all that we do.

Empowering Communities

We are a company that is committed to creating both economic and social value. We strive every day to have a social impact and solve water for communities in need, including those affected by water-related disasters, recognizing that water challenges dramatically affect the quality of life and economic prospects for millions of people around the globe every day.

This shared value approach is designed to generate increased economic and social value and requires our business, environmental and social aims to mutually thrive. To this end, we are focused on minimizing negative environmental and social impacts across our value chain and using technology and alternative business models that benefit communities and the environment in which they are implemented.

Sustainability-Linked Financing: In 2023, we continued to align our sustainability, operational and financing strategies across our value chain, adding to our suite of green financing tools a new revolving credit facility that ties the facility fee and interest rates to certain sustainability-related key performance indicators. This followed the addition in 2021 of an ESG-linked demand deposit account that links yield on deposits to achievement of our 2025 Sustainability Goals; our

Xylem 2023 Proxy Statement | 5

completion in 2020 of a $1 billion Green Bond offering, the proceeds of which were allocated to projects that help improve water accessibility, water affordability and water systems resilience; and our 2019 execution of the first sustainable improvement loan in the US General Industrial Sector that tied the Company’s borrowing rates to our Sustainalytics rating.

Sustainability-Linked Compensation: Further underscoring Xylem’s continued commitment to sustainability, in 2021, the Company augmented its sustainability-linked compensation for all of our named executive officers (“NEOs”), as well as a broader group of executives, with a special, one-time grant of performance share units with goals that are based on five of our 2025 Sustainability Goals. A portion of the individual component of the 2022 Annual Incentive Compensation for our President & Chief Executive Officer and senior leadership team was tied to Xylem’s sustainability performance as rated by Sustainalytics, as well as goals for global diverse candidate slates for professional roles and year-over-year increase in US minority leadership representation through merit-based promotions and hiring. In addition, the individual component of the 2022 Annual Incentive Compensation for our business Presidents again included the safety performance of their businesses.

Corporate Social Responsibility: Xylem Watermark, our corporate social responsibility program, has a mission to provide education and access to safe water to enable healthy lives, build resilient communities and inspire and attract the next generation of leaders. Watermark also continues to expand its humanitarian disaster response, youth empowerment and skills-based volunteering. With approximately 87% of employees participating in 2022 (~15,000 colleagues), employee-led volunteerism enhances the Company’s commitment to employee retention, recruiting, and collaboration in the communities where we live and work.

Recognitions and Commitments: Xylem’s ongoing commitment to sustainability and the results we have achieved have led to our inclusion on several of the world’s most prestigious sustainability equity indexes, as well as several other notable sustainability recognitions. We are also proud signatories to a number of important sustainability compacts, pledges and mandates, and are committed to continuous improvement against the core elements of each, and enabling better understanding and management of our own opportunities and risks in the ESG arena.

EXECUTIVE COMPENSATION – HIGHLIGHTS

We provide our NEOs with short- and long-term compensation opportunities that encourage performance to enhance shareholder value while avoiding excessive risk-taking. Our Leadership Development & Compensation Committee (“LDCC”) aligns our NEOs’ compensation with shareholder interests through a balanced and competitive equity program design that uses a mix of restricted stock units, performance share units and stock options. A significant portion of our NEOs’ pay is performance-based, capped and not guaranteed, and in 2022 made up approximately 87% and 74% of total direct compensation for our CEO and other NEOs, respectively (see charts below). In 2022, we received strong shareholder support (87.5%) in our say on pay advisory vote. See “2022 Advisory Vote to Approve Executive Compensation” in the “Compensation Discussion and Analysis” section.

2022 NEO Total Direct Compensation Mix*:

*Percentage of pay is based on annual target compensation (base salary, target annual incentive compensation and target long-term incentive compensation) and excludes any one-time awards granted upon hire.

6  | Xylem 2023 Proxy Statement

Highlights of our executive compensation include:

What We Do	What We Don’t Do

✔  Pay-for-performance

✔  Double-trigger change of control provision

✔  Peer group selection

✔  Annual compensation risk assessment

✔  Proactive management of share utilization

✔  Compensation benchmarking

✔  Clawback policy

✔  Balanced compensation design

✔  Stock ownership guidelines

✔  Insider trading policy

✔  Engage an independent compensation consultant

✔  Annual “say on pay” shareholder vote

✘  No executive perquisites

✘  No special retirement benefits for NEOs

✘  No tax gross-ups

✘  No fixed-term employment contracts

✘  No repricing of stock options or cash buy-outs of underwater stock options

✘  No pledging, hedging or shorting permitted

Xylem 2023 Proxy Statement | 7

PROPOSALS TO BE VOTED ON AT THE 2023 ANNUAL MEETING

PROPOSAL 1 — ELECTION OF DIRECTORS

We are a global water technology company committed to solving critical water and infrastructure challenges with innovation.  Our Board, through its Nominating & Governance Committee, regularly reviews the experience, skills and qualifications needed to properly oversee the interests of the Company and its shareholders, taking into account the Company's short- and long-term strategies and evolving global business. The Nominating & Governance Committee then compares those attributes to those of the current directors and potential director candidates. The Committee conducts targeted efforts to identify and recruit individuals that have the requisite experience, skills and qualifications, keeping in mind our commitment to actively seek qualified women and individuals from minority groups to include in the pool of candidates from which directors are selected. Directors and candidates should be individuals of the highest personal and professional ethics, integrity and values, with significant accomplishments and recognized stature, who bring a diversity of backgrounds and perspectives to the Board, and are committed to representing the long-term interests of our shareholders. Our Board believes that the director nominees have the appropriate mix of experience, skills, qualifications and attributes needed to lead the Company at the Board level.

Xylem's Director Nominees - Experience, Skills, Qualifications & Attributes

C-Suite Leadership	Operational Expertise	Diversity of Thought & Background

Corporate Governance	Strategy	Global Business

Technology & Innovation	Relevant Industry Expertise	Sales & Marketing

Financial	Risk Management	Talent Management

Name	Age**	Director Since	Principal Occupation	Independent	AC	LDCC	NG
Jeanne Beliveau-Dunn	63	2017	CEO & President, Claridad LLC	✓		✓
Patrick K. Decker	58	2014	President & CEO, Xylem Inc.	CEO
Earl R. Ellis	57	2023	EVP & CFO, ABM Industries Inc.	✓
Robert F. Friel	67	2012	Former Chairman, President & CEO, PerkinElmer, Inc.	✓ Chair			✓
Victoria D. Harker	58	2011	EVP & CFO, TEGNA, Inc.	✓	C*		✓
Steven R. Loranger	71	2011	Former Chairman, President & CEO, ITT Corp.	✓		✓
Mark D. Morelli	59	2022	President & CEO, Vontier Corporation	✓	✓	✓
Jerome A. Peribere	68	2013	Former President & CEO, Sealed Air	✓	✓	C
Markos I. Tambakeras[1]	72	2011	Former Chairman, President & CEO, Kennametal, Inc.	✓	✓		C
Lila Tretikov	45	2020	Corporate VP & Deputy Chief Technology Officer, Microsoft	✓			✓
Uday Yadav	60	2020	CEO, TK Elevator	✓	✓		✓

* = Financial Expert

C = Committee Chair

**Ages shown as of the date of the 2023 Annual Meeting

1 In line with the Board’s retirement age policy, Mr. Tambakeras will not stand for re-election at the Annual Meeting and will therefore retire from the Board of Directors at the 2023 Annual Meeting. As a result, the size of the Board will be reduced accordingly as of the Annual Meeting.

8  | Xylem 2023 Proxy Statement

Xylem's Director Nominees – Diversity*

2  7-10 7   Director Age    Diversity – Gender & Ethnicity  Women 2  Ethnic Diversity 2   Diversity –  Glob

Gender
30% Diverse
Male
Female

Ethnicity/Race
30% Diverse
White
Diverse

Global Origin
40% Born Outside the United States
US
Non-US

Director Tenure
Average Tenure - 6.5
0-3
3-6
6-10
>10

Director Age
Average Age - 61
40-45
50-55
56-60
61-65
>65

*Tenure and age as of the date of the 2023 Annual Meeting; gender, ethnicity / race and global origin as identified by the director nominees.

All director nominees will be elected for a one-year term.

The Board has determined that each nominee, other than our CEO, Mr. Decker, is independent from the Company and management.  Each nominee brings experience, expertise and diverse perspectives that will contribute to the overall strength of the Board in its oversight role. Each nominee currently serves on our Board and was elected by our shareholders with the exception of Mr. Ellis, who was appointed by the Board effective March 9, 2023. Mr. Ellis was identified by a search firm retained by the Nominating & Governance Committee. Each nominee agreed to be named in this Proxy Statement and to serve as a director, if elected. If a director nominee becomes unavailable for election, the persons named as proxies will have the right to use their discretion to vote for a substitute, or the Board may reduce the size of the board. For more information regarding director nominations and qualifications, see the “Board Composition and Refreshment” section. The following are summaries of the business experience and other qualifications of each director nominee.

Our Board of Directors recommends that you vote FOR the election of each of the director nominees

Xylem 2023 Proxy Statement | 9

Director Nominees

Jeanne Beliveau-Dunn, 63 Independent Director Director since 2017	Patrick K. Decker, 58 President & Chief Executive Officer Director since 2014
Committees: • Leadership Development & Compensation

Qualifications, Attributes and Skills

As a former executive and a director of other public companies, Ms. Beliveau-Dunn brings extensive innovation and technology experience, including cybersecurity, and critical perspectives on strategy to our Board.  She had P&L responsibility at Cisco and also brings significant experience in international operations, sales and marketing, sustainability and resilience to climate change, business transformation and talent management, including building network operations and security teams. Ms. Beliveau-Dunn is a leading voice on digitization and a pioneer in cloud, software-as-a-service and business productivity software, and a longtime champion of diversity, equity and inclusion to grow STEM talent.

Qualifications, Attributes and Skills

Mr. Decker brings to our Board valuable global leadership experience, expertise in strategy, business operations, sustainability, finance and risk management and extensive knowledge of emerging markets and relevant industries, including the water industry. He also brings deep experience leading and integrating transformative acquisitions and executing other strategic transactions.

Professional Experience

•      Chief Executive Officer & President of Claridad, LLC, a digital and IoT consulting firm that provides Software-as-a-Service and services around automation and security, since April 2018

•      Vice President & General Manager of Cisco Systems Inc., a global technology company, where she managed the products and services business and operations, and built and operated centers of excellence, learning and knowledge, and innovation practices for scale

•      During her 22-year career at Cisco, she built effective networking, digital and security solutions and businesses, including strategies for IoT in smart cities and industrial and energy markets.

•      Fellow of the National Association of Corporate Directors

•      Founder of the IoT Talent Consortium, a membership-driven non-profit organization, and President of the board from 2016 through March 2018

Professional Experience

•      President & Chief Executive Officer of Xylem from March 2014 to present

•      President & CEO and Director of Harsco Corporation, a global industrial services company, from October 2012 to March 2014

•      Prior to joining Harsco, served in a number of leadership roles for Tyco International’s Flow Control business, ultimately serving as President of Tyco Flow Control, a leader in industrial flow control solutions

•      Earlier in his career, held a number of progressively responsible financial leadership positions at Bristol-Myers Squibb Company, including nine years of service in Latin America and Asia

•      Started his career as an auditor for Price Waterhouse LLP, now PricewaterhouseCoopers, LLP

•      Serves on the advisory council for the Dean of the Kelley School of Business at Indiana University

•      Member of the Bipartisan Policy Center’s Executive Council on Infrastructure

•      Member of the Energy and Environment Committee of the Business Roundtable

Other Public Company Boards

•      Columbus McKinnon Corp. (2020-present)

•      Edison International and its publicly-listed subsidiary, Southern California Edison Company (2019-present)

•      Sykes Enterprises, Inc. (May 2021 – September 2021)

10  | Xylem 2023 Proxy Statement

Earl R. Ellis, 57 Independent director Director since 2023	Robert F. Friel, 67 Independent Director Director since 2012
Committees: • Nominating & Governance

Qualifications, Attributes and Skills

As a sitting CFO, Mr. Ellis brings to our Board extensive global business experience with a broad financial background.  He also has experience developing, operationalizing and driving strategy and expertise with respect to strategic transactions, technological transformation, operations, procurement, risk management, capital management and allocation, audit and compliance.

Qualifications, Attributes and Skills

As former President, CEO and Chairman of a large public company and a seasoned director, Mr. Friel brings extensive experience in global technology companies as well as deep strategic, financial, tax and board leadership experience. Mr. Friel also brings to our Board expertise in leadership development, risk management, corporate governance, including executive compensation, as well as experience leading and integrating strategic transactions.

Professional Experience

•      Executive Vice President & Chief Financial Officer of ABM Industries Inc., a facility services company, since 2020

•      Instrumental in leading the development of ABM’s strategic plan and technological transformation

•      Prior to joining ABM, served as Senior Vice President, Finance of Best Buy and Senior Vice President & CFO of Best Buy Canada

•      Prior to joining Best Buy in 2016, held executive leadership roles at a number of other public companies, including Canadian Tire Corporation, Campbell Soup, Kraft Foods, and Coca-Cola Bottling.

•      Serves on the board of directors of Grace Foods Canada (2014 – present)

•      Member of the Executive Leadership Council since 2019

•      Served on the board of directors of the North Minneapolis Achievement Zone and the board of governors of the University of Guelph

Professional Experience

•      Served as Chief Executive Officer of PerkinElmer, Inc., a multinational corporation focused on human and environmental health, from January 2008 until his retirement in December 2019

•      One of the primary architects of PerkinElmer's transformation into a global technology leader

•      Joined PerkinElmer in 1999 and held a variety of positions, including Executive Vice President & Chief Financial Officer, with responsibility for business development and information technology, in addition to his oversight of the finance function

•      Served as PerkinElmer’s President of Life and Analytical Sciences, and President & Chief Operating Officer

•      Prior to joining PerkinElmer, held several global financial executive positions, including Vice President & Treasurer, over 19 years with AlliedSignal, Inc. (now Honeywell International Inc.)

Other Public Company Boards • West Pharmaceutical Services, Inc. (2020-present) • NuVasive, Inc. (2016-present) • PerkinElmer, Inc. (2006-2019); Chairman (2009-2019)

Xylem 2023 Proxy Statement  |  11

Victoria D. Harker, 58 Independent Director Director since 2011	Steven R. Loranger, 71 Independent Director Director since 2011
Committees: • Audit (Chair) • Nominating & Governance	Committees: • Leadership Development & Compensation

Qualifications, Attributes and Skills

Ms. Harker brings to our Board extensive global business experience with a wide-ranging management and financial background and experience in the digital transformation of businesses. Ms. Harker’s deep experience as both a sitting CFO and director of other public companies provides additional critical skills, including with respect to governance, strategic and transformative transactions, cybersecurity, operations, risk management, capital allocation, audit and compliance.

Qualifications, Attributes and Skills

As former Chairman, President & CEO of ITT Corporation, Mr. Loranger brings an in-depth understanding of the Company’s historical operations, as well as valuable institutional knowledge to our Board. He has extensive strategic, operational and manufacturing experience with global industrial and technology companies, including experience leading and integrating transformative acquisitions and executing other strategic transactions.

Professional Experience

•      Executive Vice President & Chief Financial Officer of TEGNA, Inc., a media company innovating in the digital age, since June 2015 when Gannett Co. spun off its broadcast and digital businesses; in 2017, TEGNA spun off and sold its digital businesses

•      CFO of Gannett from July 2012 to June 2015

•      Prior to joining Gannett in 2012, served as the CFO and President of Global Business Services of the AES Corporation, a diversified, multinational power generation and utility company

•      Prior to joining AES in 2006, held several key leadership roles including Acting CFO and Treasurer of MCI and CFO of MCI Group, a unit of World-Com Inc.

•      Member of the American University Advisory Council for the Kogod School of Business

•      Member of the board of the State Council of Higher Education for Virginia

•      Served as a trustee on the Board of Visitors of the University of Virginia (2012 – 2016) and continues to serve on a number of advisory boards

Professional Experience

•      Chairman, President & Chief Executive Officer of ITT Corporation, our former parent, a global manufacturing company, from 2004 until his retirement in October 2011

•      Interim President & Chief Executive Officer of Xylem Inc. from September 2013 until March 2014

•      Executive Vice President & Chief Operating Officer of Textron, Inc. from 2002 to 2004

•      Held executive positions at Honeywell International Inc. and its predecessor company, AlliedSignal, Inc. from 1981 to 2002, including serving as President & Chief Executive Officer of its Engines, Systems and Services businesses

•      Senior Advisor to the CEO of FlightSafety International and member (Emeritus) of the Board of the National Air and Space Museum

Other Public Company Boards • Huntington Ingalls Industries (2012-present) • Stride, Inc. (2020-2022)	Other Public Company Boards • Edwards Lifesciences Corporation (2016-present)

12  | Xylem 2023 Proxy Statement

Mark D. Morelli, 59 Independent Director Director since 2022	Jerome A. Peribere, 68 Independent Director Director since 2013
Committees: • Audit • Leadership Development & Compensation	Committees: • Audit • Leadership Development & Compensation (Chair)

Qualifications, Attributes and Skills

Mr. Morelli brings extensive leadership experience and global perspective, together with a deep background in industrial technology and innovation, business operations, manufacturing, and strategy. With nearly two decades of experience leading companies through transformative growth and innovation, he brings expertise in building smart and sustainable solutions, managing climate-related risks, shaping high-performance teams, and advancing diversity, equity and inclusion in the workplace.

Qualifications, Attributes and Skills

As a former President & CEO of a large public company and a seasoned director, Mr. Peribere brings extensive knowledge of leadership, strategy, sustainability, risk management and executive compensation. Given his deep experience with global industrial companies, he also brings to our Board expertise in manufacturing and operations, growth, integration of acquisitions, technology and product development.

Professional Experience

•      President & Chief Executive Officer of Vontier Corporation, a global industrial technology company focused on smarter mobility, since January 2020

•      Served as President & Chief Executive Officer of Columbus McKinnon Corporation, a leading designer, manufacturer and marketer of intelligent motion solutions for material handling, from February 2017 to January 2020

•      Prior to joining Columbus McKinnon, served as President & Chief Operating Officer of Brooks Automation, Inc., and President & Chief Executive Officer of Energy Conversion Devices, Inc.

•      Served in a number of roles with United Technologies Corporation, including President, Carrier Commercial Refrigeration

•      Began his career as a U.S. Army officer and helicopter pilot

Professional Experience

•      President & Chief Executive Officer of Sealed Air, a global manufacturer of protective and specialty packaging for food and consumer goods, from 2013 until his retirement in 2017

•      Led the transformation of Sealed Air from a products-based company to a knowledge-based company, with a more unified organization through the company’s rebranding, and renewed commitments to creating customer value and sustainability

•      Previously served as the President & Chief Operating Officer of Sealed Air

•      From 1977 through 2012, held various leadership roles at The Dow Chemical Company, most recently as Executive Vice President of Dow and President and Chief Executive Officer, Dow Advanced Materials from 2009 through August 2012

Other Public Company Boards • Vontier Corporation (2020-present) • Columbus McKinnon (2017-2020)	Other Public Company Boards • Ashland Global Holdings Inc. (2018-present)

Xylem 2023 Proxy Statement  |  13

Lila Tretikov, 45 Independent Director Director since 2020	Uday Yadav, 60 Independent Director Director since 2020
Committees: • Nominating & Governance	Committees: • Audit • Nominating & Governance

Qualifications, Attributes and Skills

Ms. Tretikov is a leading expert on artificial intelligence and business transformation and brings extensive innovation and technology and cybersecurity experience to our Board, as well as experience in climate accounting and measurement and evaluation of climate technology.  She also brings valuable perspectives related to her experience applying a cross-disciplinary approach to creating solutions that address some of the world's most challenging problems and empower humanity through technology.  Ms. Tretikov founded a company in the field of computational genomics while at college and has numerous patents and articles to her name in the field of technology-enabled business transformations.

Qualifications, Attributes and Skills

Mr. Yadav brings to our Board valuable global leadership experience and expertise in business operations, strategy and risk management, as well as extensive knowledge of emerging markets. He also brings more than 20 years of industrial experience and global P&L leadership serving diverse sectors, including heavy industry, aerospace, and automotive, and deep experience in deploying new product and service solutions and developing new business models, including energy transition linked to climate change.

Professional Experience

•      Corporate Vice President & Deputy Chief Technology Officer of Microsoft, a technology company, from April 2020 to present

•      Joined Microsoft in April 2018 as Corporate Vice President, Artificial Intelligence, Perception and Mixed Reality

•      Served as Senior Vice President of Engie SA, a multinational energy company, and CEO and vice chairman of the Terrawatt Initiative, a non-profit organization launched by Engie and other multinationals with a mission to alter the Earth’s ecology through energy transition to CO2-negative systems, from December 2016 to December 2019

•      Chief Executive Officer and Executive Director of The Wikimedia Foundation and Wikipedia Endowment, the non-profit organization that supports Wikipedia, from 2014 to 2016

•      Earlier in her career, held a number of leadership positions at technology companies, including as founder and CEO of a business that was ultimately acquired by Ameritrade

•      Serves on the boards of a number of private companies

•      Co-founder of nam.R SA, a software company based in Paris, and has served on its board of directors since 2018; shares of nam.R were listed on Euronext N.V. in June

Professional Experience

•      Chief Executive Officer, TK Elevator since May 2022

•      President & Chief Operating Officer, Electrical Sector, for Eaton, a power management company, from July 2019 to May 2022

•      Joined Eaton in 1999 and held leadership positions in all of the company’s operating groups, as well as corporate-wide roles, including in India, China, Europe and the United States

•      Prior to joining Eaton, worked with Aeroquip-Vickers, which was acquired by Eaton, and Lucas Engineering & Systems, based in the UK

•      Served on the board of Hopewell, a therapeutic farm community addressing mental illness

Other Public Company Boards • Volvo Cars AB (2021 – present) • nam.R SA (2018 – present)

**Note that Mr. Markos Tambakeras will retire from the Board as of the 2023 Annual Meeting, after more than 11 years of valuable service. Accordingly, the size of the Board will be reduced to ten directors as of the Annual Meeting.

14  | Xylem 2023 Proxy Statement

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee is responsible for the appointment, compensation and oversight of the Company’s independent auditor. The Committee has appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Deloitte has served as the Company’s independent auditor since 2011. The Audit Committee believes this tenure results in enhanced audit quality and audit plans focused on key risk areas, as well as operational efficiencies gained by leveraging Deloitte’s deep institutional knowledge of our global operations and businesses, accounting policies and practices, and internal controls. The Audit Committee periodically considers the rotation of the Company’s independent auditor because the Committee believes it is important for the registered public accounting firm to maintain independence and objectivity. The Audit Committee annually reviews and evaluates Deloitte’s performance of the Company’s independent audit in determining whether to reappoint the firm. The Committee carefully considers performance factors including:

•     the firm’s integrity and independence, including controls and processes for monitoring and maintaining independence, as well as objectivity and professional skepticism displayed in reports and presentations

• professional qualifications, expertise, experience and performance of key engagement team members
• global capabilities, resources, and technical expertise, particularly given our footprint and complexity of global operations
• historical and 2022 performance, including responsiveness, engagement, quality, efficiency and coordination of services provided
• industry-specific experience and insights
• extent, quality, clarity and candor of communications
• report on quality, including the results of the peer review program
• annual client service assessment and management’s feedback regarding the firm’s overall performance
• external data relating to audit quality and performance, including the Public Company Accounting Oversight Board (“PCAOB”) inspection results on the independent auditor and its peer firms
• compliance with applicable laws and professional standards, pending litigation or judgments
• robust and good faith negotiations, and appropriateness of fees charged for audit and non-audit services
• length of time serving in this role, including the positive and negative impact of longer tenure on independence and objectivity, and the impact of changing auditors
• alignment with the Company’s values and commitment to diversity, equity and inclusion

In conjunction with the mandated rotation every five years of the independent auditor’s lead engagement partner, the Audit Committee oversees and participates in the selection of the lead engagement partner. The selection process is fulsome and starts with management interviews of multiple candidates who meet professional, industry and personal criteria, including diversity of thought and background, experience with complex global clients, and industry-specific experience, among others. Management recommends a finalist candidate to the Committee. The Committee Chair then interviews the finalist and, in consultation with the Committee, considers management’s recommendation and approves appointment of the new lead audit engagement partner. The current lead audit engagement partner, selected in 2021, is expected to serve in this capacity through the end of the 2025 audit.

Xylem 2023 Proxy Statement  |  15

Fees of Audit and Other Services

The aggregate fees for professional services rendered by Deloitte, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates for the years ended December 31, 2022 and 2021 were approximately as follows:

	2022	2021
	(In thousands)
Audit Fees (1)	$7,010	$6,713
Audit-Related Fees (2)	68	185
Tax Compliance Services	31	8
Tax Planning and Consulting Services	83	0
Total Tax Services (3)	114	8
All Other Fees (4)	3	3
Total	$7,195	$6,909
(1)	Fees for audit services consisted of:
•	Audit of the Company’s annual financial statements and internal controls over financial reporting;
•	Reviews of the Company’s quarterly financial statements;
•	Statutory and regulatory audits, consents and other services related to Securities and Exchange Commission matters; and
•	Financial accounting and reporting consultations.

The increase in audit service fees between 2021 and 2022 is due to: a) agreed upon inflationary increase and b) additional accounting and reporting consultations.

(2)	Fees for audit-related services consisted of:
•	Audits and other attest work related to subsidiaries (other than statutory audits); and
•	Other miscellaneous attest services.
(3)	Fees for tax services consisted of tax compliance and tax planning and consulting services. Details of these services include:
•	Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred, to document, compute, and review amounts to be included in tax filings.
•

Tax planning services are services and advice rendered with respect to the tax impact of regulatory changes and proposed transactions or services that alter the structure of a transaction to obtain an anticipated tax result. Such services include tax advice related to intra-group structuring.

(4)	Fees related to the Company’s subscription to research tools and assistance with market-based research.

Pre-Approval of Audit and Non-Audit Services

Our Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditor. The Audit Committee has adopted a policy for the pre-approval of certain services provided by the independent auditor. Under the policy, pre-approval is generally provided for specific categories of audit, audit-related, tax and other services incremental to the normal auditing function, subject to approval by the Chief Financial Officer or Chief Accounting Officer. These categories include the following: employee benefit plan audits; acquisition and disposition services, including due diligence; audits of subsidiaries and other attest services unrelated to the consolidated audit; tax compliance and certain tax planning advice work; accounting consultations and support related to generally accepted accounting principles in the United States; and reviews and consultations on internal control matters.

Audit, audit-related and non-audit services that have not been pre-approved under the policy must be specifically pre-approved by the Audit Committee. In addition, if fees for any audit or non-audit services pre-approved under the policy exceed a pre-determined aggregate amount during any fiscal year, any additional proposed audit or non-audit services to be performed by the independent auditors must be specifically pre-approved by the Audit Committee. The Committee Chair is authorized to pre-approve audit and non-audit services up to $100,000 on behalf of the Committee between meetings, provided such decisions are presented to the full Committee at its next regularly-scheduled meeting.  All audit, audit-related and non-audit services described above were pre-approved by the Audit Committee. The Committee considers non-audit fees and services when assessing auditor independence.

The Audit Committee has determined that continued retention of Deloitte as our independent auditor for 2023 is in the best interests of the Company and its shareholders. The appointment of Deloitte for 2023 is being submitted for shareholder ratification with a view toward soliciting the opinion of shareholders, which shall be taken into consideration in future deliberations. If the shareholders do not ratify the appointment, the Audit Committee will reconsider the appointment and consider this when appointing the independent auditor for the fiscal year ending December 31, 2024.

Representatives of Deloitte attended all meetings of the Audit Committee in 2022 and are expected to be present during the virtual Annual Meeting, when they will have the opportunity to make a statement, if desired, and are expected to be available to respond to pertinent questions.

16  | Xylem 2023 Proxy Statement

Our Board of Directors recommends that you vote FOR the ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2023

AUDIT COMMITTEE REPORT

Xylem’s Audit Committee reports to and acts on behalf of the Board of Directors. The Committee assists the Board with oversight of the Company’s financial reporting processes and controls, independent auditor, internal audit function and compliance with legal and regulatory requirements. The Committee operates under a written charter adopted by the Board, which can be found on the Company’s website, www.xylem.com, under “About Xylem,” then “Investors” and then “Corporate Governance.” The Committee reviews and assesses the adequacy of its charter at least annually and, when appropriate, recommends to the Board changes to reflect the evolving role of the Committee. A description of the primary responsibilities of the Audit Committee is included under “Board Committees — Audit Committee” (see page 32).

Overview of Committee’s Key 2022 Topics and Actions. The Audit Committee met seven times in 2022. Meeting agendas are established by the Audit Committee Chair in consultation with the Committee. During 2022, the Committee fulfilled each of its duties and responsibilities as outlined in its charter, including, among other things:

•	Met with senior members of the Company’s financial management team at each Committee meeting;
•

Held separate executive sessions during its regular meetings, including with the Company’s General Counsel, General Counsel of Ethics & Compliance, Chief Financial Officer, Chief Internal Auditor and the independent auditors, during which candid discussions regarding compliance matters, financial management, accounting, auditing and internal controls issues took place;

•	Reviewed the scope and plans for the internal auditor and independent auditors’ audits;
•

Reviewed significant accounting policies, the impact of new accounting pronouncements, new disclosure requirements, and potential Securities and Exchange Commission (“SEC”) rulemaking around relevant disclosures;

•	Reviewed with the independent auditors the 2022 Critical Audit Matter;
•	Reviewed with management, including the General Counsel and Chief Internal Auditor, and the independent auditors, significant risks and exposures identified by management;
•	Reviewed oversight of compliance with legal and regulatory requirements;
•

Reviewed the overall adequacy and effectiveness of the Company’s legal, regulatory, business ethics and anticorruption programs, including the Company’s Code of Conduct (enhanced most recently in 2021);

•	Reviewed the Company’s tax rates, controversies and strategy, including relevant legislative and regulatory updates;
•

Reviewed the Company’s hedging program and policy governing the use of swaps, and, in line with the Company’s growth, increased the delegation of authority to management regarding the annual foreign exchange swaps limit;

•	Reviewed the Company’s material litigation and claims;
•	Reviewed the Company’s enterprise risk management program, processes and internal audit results;
•

Received updates no less than quarterly on management’s framework and process to assess the adequacy of internal controls over financial reporting, and management’s conclusions on the effectiveness thereof;

•

Reviewed with the independent auditors the Company’s internal controls assessment process, management’s assessment of the internal controls over financial reporting, and the independent auditors’ evaluation of the Company’s system of internal controls over financial reporting;

•	Reviewed with management and the independent auditors the Company’s earnings releases, Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, prior to filing with the SEC; and
•	Reviewed the performance and effectiveness of the Company’s internal audit function, including the annual performance review of the Chief Internal Auditor.

Selection and Oversight of the Independent Registered Public Accounting Firm. The Audit Committee assists the Board with its oversight of Xylem’s independent registered public accounting firm, including assessment of the firm’s qualifications, performance and independence. The Committee is responsible for appointing, compensating, and overseeing the work of the independent auditor, including periodically reviewing and evaluating the performance of the

Xylem 2023 Proxy Statement  |  17

lead audit engagement partner, overseeing the required rotation of the lead audit engagement partner every five years, and reviewing and considering the selection of the current lead audit engagement partner who commenced with the 2021 fiscal year. Annually, the Committee evaluates Deloitte’s performance in determining whether to reappoint the firm. Deloitte has served as Xylem’s independent registered public accounting firm since 2011.

The Audit Committee recognizes the importance of maintaining the independence of Xylem’s auditor. In 2022, the Committee concluded that many factors contribute to the continued support of Deloitte’s independence, such as oversight by the PCAOB through the establishment of audit, quality, ethics and independence standards in addition to conducting audit inspections; the mandating of reports on internal control over financial reporting; and PCAOB and SEC requirements for lead audit engagement partner rotation. The Committee received and reviewed the written disclosures and letter from Deloitte required by the PCAOB regarding independence. The Audit Committee discussed with Deloitte the firm’s independence from Xylem and management and related matters. The Committee also considered the limitations imposed by regulations and the Committee on non-audit services provided by Deloitte, reviewed of the nature and amount of fees paid to Deloitte for non-audit services, and evaluated the compatibility of such services with maintaining Deloitte’s independence (see page 16 for details on Deloitte’s 2022 fees for audit and non-audit services). To promote independence, the Committee consults separately and jointly with Deloitte, the Company’s internal auditors and management. The Committee believes that the services provided by Deloitte in 2022 are compatible with, and do not impair, Deloitte’s independence. Therefore, the Committee concurs with Deloitte’s conclusion that they are independent from Xylem and its management. As detailed in Proposal 2, the Audit Committee has appointed Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Oversight of the Internal Audit Function. The Chief Internal Auditor reports directly to the Audit Committee. Under his direction, our Internal Audit function is responsible for preparing and executing an annual audit plan, conducting internal audits intended to evaluate the Company’s internal controls, including effectiveness, and compliance with regulatory requirements.

Review and Recommendation Regarding Financial Statements. Management has primary responsibility for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and internal controls, and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Xylem’s independent auditor, Deloitte, is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles in the United States, as well as expressing an opinion on the Company’s internal controls over financial reporting.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2022 with management and Deloitte. The Committee also discussed with Deloitte the matters required to be discussed by the applicable requirements of the PCAOB and SEC. In addition, the Committee has received from Deloitte the written disclosures required by the PCAOB concerning independence and has discussed with Deloitte its independence.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2022 be included in the Company’s Annual Report on Form 10-K for 2022, which was filed with the SEC.

This report is provided by the following independent directors who compose the Audit Committee of the Company’s Board of Directors:

Victoria D. Harker, Chair Mark D. Morelli Jerome A. Peribere	Markos I. Tambakeras Uday Yadav

(See Proposal 1- Election of Directors for the biography of each Audit Committee member standing for re-election, including areas of expertise.)

18  | Xylem 2023 Proxy Statement

PROPOSAL 3 — ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

Our Board is committed to excellence in governance and recognizes the interest our shareholders have in our executive compensation.  As part of that commitment, and as required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, our shareholders are being asked to approve a non-binding advisory resolution on the 2022 compensation of our NEOs as disclosed in this Proxy Statement. This proposal provides shareholders the opportunity to express their views on our 2022 executive compensation program and policies. In considering your vote, you should review the information on our compensation policies and decisions regarding the NEOs presented in the “Compensation Discussion and Analysis” section.

At our 2022 Annual Meeting of Shareholders, our shareholders approved our 2021 NEO compensation, with approximately 87.5% of votes cast in favor of the proposal. We value this endorsement by our shareholders and believe that the outcome signals our shareholders’ support of our executive compensation program. Similarly, during our annual outreach of shareholders to solicit their input on a range of topics related to executive compensation and governance matters, our top shareholders expressed strong support of our executive compensation program. As a result, we continued our general approach to our executive compensation program through fiscal year 2022.

The Company’s Leadership Development & Compensation Committee (“LDCC”) considers the following when designing the executive compensation program:

•     alignment of executive and shareholder interests by providing incentives linked to key financial and non-financial performance metrics, including environmental, social and governance (“ESG”) priorities, which the LDCC believes will help drive long-term shareholder value creation;

• the ability of executives to drive long-term shareholder value creation without undue business risk;
• the creation of a clear link between an executive’s compensation and his/her/their individual contribution and performance (pay-for-performance);
• the extremely competitive nature of the industries in which we operate and our need to attract and retain the most creative and talented industry leaders; and
• comparability to the practices of peers in the industries in which we operate and other similar companies generally.

The Board recommends you vote FOR the following resolution:

RESOLVED, that the shareholders approve, on an advisory basis, the compensation paid to the Company’s NEOs as disclosed in this Proxy Statement, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.

While the results of the vote are advisory in nature, the Board and the LDCC value feedback from shareholders and will carefully consider the outcome of the vote as part of the ongoing evaluation of the Company’s executive compensation philosophy and design. For a description of our annual shareholder outreach efforts regarding compensation and governance, see “Shareholder Engagement Program” in the “Corporate Governance” section.

The Board has adopted a policy of providing for annual advisory votes on executive compensation. Unless the Board modifies its policy on the frequency of holding such advisory votes, the next such advisory vote will occur in 2024.

Our Board of Directors recommends that you vote FOR the Advisory Vote to Approve Named Executive Officer Compensation

Xylem 2023 Proxy Statement  |  19

John Chevedden has advised the Company that he intends to submit the following proposal for consideration at the Annual Meeting. The proponent’s proposal is printed below verbatim, and the Company has not endeavored to correct any inaccurate statements that may be contained therein. The Company is not responsible for the contents of this proposal or the supporting statement. Our Board has recommended a vote against the proposal for the reasons set forth following the proposal.

PROPOSAL 4 — SHAREHOLDER PROPOSAL REQUESTING A POLICY REQUIRING INDEPENDENT BOARD CHAIRMAN

Proposal 4 - Independent Board Chairman

Shareholders request that the Board of Directors adopt an enduring policy, and amend the governing documents as necessary in order that 2 separate people hold the office of the Chairman and the office of the CEO.

Whenever possible, the Chairman of the Board shall be an Independent Director.

The Board has the discretion to select a Temporary Chairman of the Board who is not an Independent Director to serve while the Board is seeking an Independent Chairman of the Board.

Although it is a best practice to adopt this policy soon this policy could be phased in when there is a contract renewal for our current CEO or for the next CEO transition.

The roles of Chairman and CEO are fundamentally different and should be held by 2 directors, a CEO and a Chairman who is completely independent of the CEO and our company.  The job of the CEO is to manage the company. The job of the Chairman is to oversee the CEO and management.

This proposal is important to Xylem because the Board can give the 2 most important jobs at Xylem, Chairman and CEO, to one person on short notice.

Plus there is no provision for an independent Lead Director when one person holds the 2 most important jobs at Xylem.

Please vote yes:

Independent Board Chairman - Proposal 4

___________________________________________________

Board of Directors’ Statement of Opposition

The Board recommends a vote AGAINST Proposal 4. Our Board has been led by an independent Chair since the Company spun off from our former parent in 2011.  The Board believes that our current leadership structure strengthens the Board’s role in strategy and risk oversight of the Company and helps provide active and effective oversight of management.

Selecting an appropriate leadership structure is one of the key responsibilities of our Board and, in exercising their fiduciary duties, our directors believe that it is important for our Board to have the flexibility to determine the best leadership structure for the Company at any given time.  Mandating a fixed leadership structure regardless of the circumstances could impede the Board’s effectiveness and ability to act in the best interests of the Company and its shareholders.

Under our Corporate Governance Principles, our Board is responsible for selecting the Chair of the Board in any way it considers in the best interests of the Company and our Board periodically evaluates whether or not the roles of Chair and CEO should be separate or combined.  This evaluation, which takes place within the context of our annual assessment of the composition and effectiveness of the Board and each of our committees, provides our Board with the necessary flexibility to determine how its leadership should be structured most effectively for the Company’s evolving needs.

Xylem’s independent Board leadership is enhanced by the independence of our Board as a whole, our independent committees, the Board’s record of making corporate governance changes that promote the accountability of

20  | Xylem 2023 Proxy Statement

management and the Board to shareholders, and Xylem’s other strong governance practices, as detailed below.  Other than Mr. Decker, our President & CEO, all of our Directors are independent under the NYSE’s listing standards.  In addition, each of our three Board committees is fully independent.

The independent directors hold regularly scheduled executive sessions without Company management present.  In 2022, there were seven meetings during which such sessions were held.  Robert F. Friel, independent Board Chair, presided over these executive sessions.  During these executive sessions, the directors discussed the Company’s management of matters related to operations, the Company’s strategy and related strategic matters, CEO succession planning, leadership succession planning and talent development, director succession planning, and other key governance topics.

In addition to independent Board leadership and oversight, our Board has a history of making corporate governance changes that promote accountability of management and our Board to our shareholders:

•

Declassified Board:  In 2013, our Board proposed (and our shareholders approved) an amendment to the Company’s Articles of Incorporation to declassify the Board; all directors are now up for election annually.

•

Right to Call Special Meetings:  In 2014, our Board proposed (and our shareholders approved) an amendment to the Company’s Articles of Incorporation to allow shareholders owning 25% or more of our shares to request that the Board call a special meeting.

•	Proxy Access: In 2016, our Board amended the By-laws to adopt a proxy access right.
•	Right of Shareholders to Amend By-laws: In 2017, our Board proposed (and our shareholders approved) an amendment to the Company’s Articles of Incorporation to allow shareholders to amend our By-laws.

The Company also maintains strong and effective practices that reflect our ongoing commitment to corporate governance:

•	Majority voting: Shareholders elect our directors by majority voting in uncontested elections.
•	No poison pill: We do not have a “poison pill.”
•	Independent Board leadership: As noted above, our Board Chair is independent under the NYSE’s listing standards.
•	Independent directors: As noted above, other than Mr. Decker, our President & CEO, all of our Directors are independent under the NYSE’s listing standards.
•

Annual self-assessments:  As noted above, our Board and Committees conduct robust annual assessments, including individual and peer assessments periodically facilitated by a third party at regular intervals.

•	Prohibition on hedging, pledging and shorting: We have a policy against hedging, pledging and shorting by Company insiders, including directors and officers, involving the Company’s common stock.
•	Share ownership guidelines: We have meaningful share ownership guidelines for all directors and officers.
•	Pay-for-Performance: Our executive compensation program emphasizes pay-for-performance.
•	Clawback policy: Our executive officers are subject to a clawback policy.
•

ESG:  Our Corporate Governance Principles and Committee charters establish clear accountability for the oversight of ESG matters, such as safety, innovation, environmental sustainability, and ethics and compliance.

•

Shareholder Engagement:  We continue to view direct shareholder engagement as critical to our Company’s success.  To provide our shareholders with an opportunity to raise important issues between annual meetings, Xylem’s leadership team meets regularly throughout the year with shareholders to update them and solicit their feedback on a range of topics, including corporate governance, board leadership structure, executive compensation, sustainability and social value creation, performance, and strategy for long-term growth; a number of these discussions with shareholders include our independent Board Chair.  We also periodically hold Investor Days, most recently on September 30, 2021, where we meet with investors and present and discuss our long-term strategy and financial objectives.

Given the longstanding leadership of our Board by an independent Chair and our demonstrated and continuing commitment to effective corporate governance that serves the best interests of our shareholders, as evidenced by our corporate governance changes and practices described above, the Board believes that this proposal is unnecessary.

Our Board of Directors recommends that you vote AGAINST this proposal

Xylem 2023 Proxy Statement  |  21

CORPORATE GOVERNANCE

Role of The Board

of the Board Oversee the interests of all shareholders in the long-term health and overall success of the Company’s business and financial strength Serve as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the shareholders Oversee the Company’s strategy and risk Oversee the proper safeguarding of the Company’s assets, the maintenance of appropriate financial and their internal controls, and the Company’s compliance with applicable laws and regulations

•    Oversee the interests of all shareholders in the Company’s long-term health, business, financial strength and overall success

•    Serve as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the shareholders

•    Oversee the Company’s strategy and risks

•    Oversee the proper safeguarding of the Company’s assets, the maintenance of appropriate financial and internal controls, and the Company’s compliance with applicable laws and regulations

•    Manage CEO selection, development and succession, and Board succession, in conjunction with the appropriate committees

Oversight of Strategy

One of the Board’s key responsibilities is overseeing the Company’s strategy. The Board has deep knowledge and expertise in this area and regularly discusses our strategic priorities and businesses. Believing that oversight of our strategy is a continuous process, the Board’s approach includes the following:

•

Each director participates in a comprehensive orientation program upon joining the Board (see the “Director Orientation and Continuing Education” section) where he/she/they gain an understanding of Xylem’s strategy, businesses and operations.

•

At each of its meetings, the Board receives information and updates from our President & CEO, Chief Operating Officer, Chief Strategy & External Affairs Officer, business Presidents and other senior leaders with respect to the Company’s strategy, execution and competitive landscape, including updates with respect to key areas such as digital, innovation and technology, research and development, sustainability, talent and operations, including supply chain.

•	Matters of strategy are also discussed at committee meetings, as relevant, given each committee’s specific focus and expertise.
•

One Board meeting per year is dedicated to an intensive review and discussion of the Company’s strategic plans. During this meeting, the Board engages with the President & CEO, Chief Operating Officer, Chief Strategy & External Affairs Officer, business Presidents, other senior leaders and members of management regarding long-range strategy, business objectives, competitive landscape, market opportunities, customer and economic trends, innovation and technology, key talent considerations and other developments. This review also includes our strategic approach to sustainability and ESG matters, given their importance to Xylem’s business.

•	The independent directors hold regularly scheduled executive sessions without management to discuss strategy.
•	The Board’s engagement on oversight of strategy continues between meetings in a variety of ways.
•	Our directors may from time-to-time visit our business locations, including research and development facilities, or business locations of our innovation partners around the globe.

Our directors also have the opportunity to understand and assess how we are communicating our strategy to investors through periodic shareholder engagement updates, as well as Investor Days, most recently held on September 30, 2021.

While the Board and its committees oversee the development and evolution of the Company’s strategy, management is responsible for executing the strategy, and does so with a long-term mindset and focus on assessing both the opportunities for, and risks to, the Company and its stakeholders.

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Oversight of Risk

Management is responsible for day-to-day management of the Company’s risks, including the creation of appropriate risk management programs, policies and practices. Management conducts an enterprise risk management (“ERM”) program, which is an evergreen process using a widely accepted framework to identify, assess, monitor and communicate the Company’s strategic, operational, financial, compliance and reputational risks over the short-, intermediate- and long-term. Through the ERM program, we seek to identify and mitigate risks, and enable improved decision-making and prioritization of time and resources. Risk assessments are conducted annually and also as needed in line with changes to our business and external factors. We monitor our risks throughout the year, including to understand how internal and external factors may impact our risk profile and inform our mitigation plans. The ERM process also informs the Company’s disclosure and discussion of risks in its SEC filings. The Board and its committees work with management, our internal and independent auditors, as well as other external advisors, to incorporate ERM into the Company’s strategy, strategic planning and business operations.

As an integral and ongoing part of its work, the Board oversees management’s approach to risk management and execution of its risk management responsibilities. This oversight includes the following:

•	Throughout the year, the Board discusses risk in general terms and in relation to the strategy, businesses and corporate functions, as well as specific proposed actions.
•

The Board receives regular updates from management on the Company’s financial and operating results, strategic and annual operating plans, and key enterprise risks, and provides appropriate input and perspectives.

•	Management periodically reports to the Board and its committees on specific risks as they arise or as requested by the Board.
•

The Company’s independent directors hold regularly scheduled executive sessions without management present to discuss risks facing the Company and management’s approach to managing and mitigating them.

Board / Committee	Key Areas of Oversight
Board

•    Significant commercial and capital markets risks

•    Significant legal or reputational matters

•    Significant mergers and acquisitions

•    Strategy and execution

•    Markets, customers and competitive landscape

• CEO succession planning (assisted by N&G and LDCC) • Innovation and technology • Supply chain
Audit Committee (“AC”)

•    Financial statements and financial risks

•    Accounting, controls and financial disclosures

•    Tax strategy and related risks

•    Swaps and derivative transactions

•    Liquidity, credit ratings, debt covenant compliance and leverage targets

• Effectiveness of the Code of Conduct • Business ethics and anti-corruption program • Enterprise risk assessment and risk management processes and policies • Cybersecurity • Product safety
Leadership Development & Compensation Committee (“LDCC”)	• Executive compensation philosophy and program design • Executive development and leadership • Succession planning for senior management	• Talent development and management programs • Human capital initiatives related to diversity, equity and inclusion • Non-employee director compensation
Nominating & Governance Committee (“N&G”)

•    Board composition and refreshment

•    Annual Board and committee assessments

•    Compliance programs: Anti-harassment, conflict minerals, data privacy, environmental, health & safety and trade compliance

• Corporate governance • Business continuity, disaster recovery and crisis management • Sustainability, corporate citizenship and social value creation

The Board has delegated responsibility for oversight of certain risk categories to its committees based on each committee’s expertise and applicable regulatory requirements, as summarized below. Each committee regularly receives updates on these matters from management and reports on them to the full Board so that the Board has the information necessary to fulfill its risk oversight responsibilities.

Xylem 2023 Proxy Statement  |  23

Oversight of Cybersecurity

The Board recognizes the importance of maintaining the trust and confidence of our customers, suppliers, employees and shareholders. As part of its independent oversight of the key risks facing the Company, the Board devotes considerable time and attention to oversight of management’s approach to cybersecurity, including strategy, resources, policies, processes and practices. Periodically, the Board receives reports from the Chief Information Officer and the Chief Information Security Officer on the Company’s cybersecurity risk profile, assessments of the Company’s enterprise and product security programs, strategy for managing risks, status of projects to strengthen the Company’s cybersecurity posture, the emerging threat landscape, and other relevant topics. In 2023, the Board delegated oversight of cybersecurity to the Audit Committee and updated the Audit Committee’s charter to reflect the Committee’s expanded role in overseeing these risks, which will include updates at least twice a year.

To more effectively prevent, detect and respond to cybersecurity threats, the Company has a program for both enterprise and product cybersecurity that is overseen by our Chief Information Security Officer. Key elements of the program are driven by the overall Company and functional strategy and include policy, standards, architecture, processes, employee education and incident response. The program is designed to protect and preserve the security, integrity and continued availability of the Company’s information technology systems and connected products, and also to protect the confidentiality and integrity of all information owned by, or in the care of, the Company. Employees receive ongoing education regarding relevant cybersecurity risks and practices, and how to protect information and systems from cyber threats. Management periodically engages a third party to assess our enterprise and product cybersecurity programs. In addition, the Company’s on-premise customer delivery data centers are certified under the International Standards Organization’s (ISO) 27001 standard.

Xylem’s Cyber Risk Committee, comprised of a cross-sectional group of senior leaders and executives, is responsible for overseeing the strategic and functional management of cybersecurity across the Company. Throughout the year, the committee receives reports and presentations from management and third parties on a broad range of topics around enterprise and product security, including updates on policies and practices, the threat landscape, periodic third-party vulnerability assessments, technology trends, regulatory developments and legal issues, and specific aspects of the Company’s evolving risk profile. The Company’s Enterprise Risk Committee, also comprised of senior leaders and executives, is responsible for reviewing the Company’s critical risks, including cyber risk, and overseeing the Company’s identification, management and mitigation of risks and associated reports to the Board.

Oversight of Human Capital Management and Diversity, Equity and Inclusion

Our colleagues around the globe are united in a shared purpose – to solve water – and, as such, are key to the Company’s success and execution of our strategy. We continue to foster an empowering, mission-driven, people-centered, diverse, equitable and inclusive culture. We believe that our overall success and long-term growth depend, in part, on our continued ability to attract and retain diverse and highly-skilled colleagues, including senior leaders and colleagues with skills in our strategic competencies, such as engineering, innovation, digital technologies, sales excellence, sustainability and product and project management, as well as production and technical services talent. The market for production, technical services, leadership and highly-skilled talent is increasingly competitive, but we believe our culture is a differentiator and therefore important to our ability to attract and retain employees.

We are committed to a workplace that creates a sense of belonging for everyone; where all of our colleagues feel involved, respected, valued, heard, connected and able to bring their authentic selves to work. At Xylem, we recognize the power of diversity, equity and inclusion to drive innovation, make us more competitive, positively impact employee and customer satisfaction and the Company’s performance, better serve the communities in which we operate, create value for our shareholders and other stakeholders, and advance social equity. We cultivate a global, diverse, equitable and inclusive workplace in a number of ways, including:

➣	We provide periodic training on diversity, equity and inclusion, including for our senior leaders and executives.
➣

We offer Employee Network Groups, which are voluntary, employee-led groups formed by people with a common affinity, such as gender, race, sexual orientation, military status or other attributes.  All Employee Network Groups are open to all colleagues regardless of any diversity attributes with which they may identify.

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➣

Our CEO and senior leadership team hold regular global town hall meetings, as well as smaller regional or local town halls, to share and hear from our colleagues across all areas of the Company and geographies.

➣

We conduct periodic employee engagement surveys (most recently in 2021), the results of which the Board and management use to understand our colleagues’ perspectives, identify areas for additional focus and establish action plans.

➣	With our continuous improvement mindset, we continually look for ways to advance our culture of diversity, equity and inclusion.

The Board, with the assistance of its committees, provides oversight of the Company’s human capital management strategy and approach, including our diversity, equity and inclusion and talent development programs and policies, and succession planning for our Board and senior leadership team. Information regarding our general approach to human capital management is available in the “Human Capital Management” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Our commitment to building a global, diverse, equitable and inclusive culture starts with our Board of Directors and senior leadership team members, who represent a broad spectrum of backgrounds and perspectives. The Board, through its Nominating & Governance Committee, assesses and manages its composition and refreshment, including consideration of a diverse mix of director experiences, skills, qualifications, viewpoints and education, as well as race, ethnicity, gender and global origin. (See “Board Composition and Refreshment”). We believe that the diversity of our Board and senior leadership team enhances our ability to evolve and execute our business strategy and to attract and retain diverse and highly-qualified talent, and also fuels our commitment to foster an inclusive culture and provide our colleagues with equitable access to opportunities.

The LDCC is responsible for overseeing the Company’s diversity, equity and inclusion programs and the Company’s talent management programs and initiatives. The Nominating & Governance Committee oversees the Company’s anti-harassment programs, data privacy and environmental, health, safety and security programs. The Audit Committee is responsible for overseeing the implementation and effectiveness of the Company’s Code of Conduct, which is underpinned by our values of Respect, Responsibility, Integrity and Creativity, and was most recently updated in 2021. (See “Code of Conduct”).

Oversight of CEO and Leadership Succession Planning

The Board has primary responsibility for CEO succession planning, as well as oversight of succession planning for the senior leadership team. Key Board and committee activities around succession planning include:

•	The Board, with the assistance of the Nominating & Governance Committee, maintains current contingency plans in the event the CEO is unable to serve for any reason.
•	The Board periodically updates the CEO selection criteria and competencies, including with the assistance of a third-party advisor in 2021.
•	The Nominating & Governance Committee assists the Board with CEO succession planning by conducting periodic external market scans for potential succession talent.
•	The LDCC assists the Board with CEO succession planning by focusing on potential internal succession candidates and their development plans.
•	The Board regularly discusses with the CEO recommendations and evaluations of the senior leadership team members, including potential successors to the CEO and senior leadership team roles.
•

The LDCC oversees succession planning for senior leadership team roles. Together with the CEO, COO and Chief People & Sustainability Officer, the LDCC regularly reviews senior leadership talent, including readiness to take on additional leadership roles, and developmental opportunities needed to prepare senior leaders for greater responsibilities.

Xylem 2023 Proxy Statement  |  25

Corporate Governance Policies and Practices

Corporate Governance Principles

The Board has adopted Corporate Governance Principles that, together with the Company’s articles of incorporation, by-laws, Code of Conduct and Board committee charters, provide a governance framework for the Company and set out general principles regarding the functions and responsibilities of the Board, its committees and directors.

The Corporate Governance Principles, which are reviewed by the Board periodically and were last updated in November 2022, emphasize the importance of Board composition, including diversity, and director performance and effectiveness. Among other things, our Corporate Governance Principles expressly state our commitment to actively seek highly-qualified women and individuals from minority groups to include in the pool of candidates from which Board nominees are selected as part of each Board search.

The Corporate Governance Principles provide that directors must be able to devote the time required to prepare for and attend regularly scheduled Board and committee meetings, and participate in other matters necessary for sound corporate governance, including continuing education, site visits and communication with management.

To help assure that directors are able to fulfill their commitments to the Company, the Corporate Governance Principles provide that directors who are executive officers of public companies may not serve on more than three public company boards, including their own board and our Board. Directors that are not executive officers of public companies may serve on no more than four public company boards (including our Board). However, as provided in the Corporate Governance Principles, even when directors have not exceeded these guidelines, any new or proposed directorships or affiliations are reviewed with respect to actual or potential conflicts or other concerns, including the effect on such director’s ability to devote the time required for service on our Board. Accordingly, the Nominating & Governance Committee exercises careful judgment on outside director commitments based on each director’s particular circumstances, taking account of his/her/their experience, the depth and quality of his/her/their leadership and engagement with the Company’s management and other Board members, and the timing of other board commitments.

The Corporate Governance Principles also provide that when a director retires, or his/her/their principal occupation significantly changes, that director will offer to tender his/her/their resignation. The Nominating & Governance Committee will make a recommendation to the Board whether to accept or reject the offer to tender resignation.  The Corporate Governance Principles are available on our website at www.xylem.com, by selecting “About Xylem,” then “Investors” and then “Corporate Governance.” A copy of the Corporate Governance Principles will be provided free of charge to any shareholder upon written request to our Corporate Secretary.

Code of Conduct

Our Code of Conduct sets out Xylem’s vision and values, and requires all of our directors, officers and employees to act ethically and honestly. In 2021, our Code of Conduct underwent an update to enhance its content around relevant topics, including cybersecurity, data privacy, reputation, use of social media, and sustainability, as well as a refresh of the design of the document.  The Code of Conduct, which is available in 25 languages, can be found on our website at www.xylem.com,  by selecting “About Xylem” and then “Our Code of Conduct.” We will disclose within four business days any substantive changes in, or waivers of, the Code of Conduct granted to our directors or executive officers by posting such information on our website rather than by filing a Current Report on Form 8-K. A copy of the Code of Conduct will be provided free of charge to any shareholder upon written request to our Corporate Secretary.

Related Party Transactions

We have a written policy that governs the reporting, review and approval or ratification of transactions with related parties. The policy covers, but is not limited to, the related party transactions and relationships required to be disclosed under SEC rules. The policy supplements our Code of Conduct, which addresses potential conflict of interest situations. Under our policy, directors and executive officers are required to promptly notify the Chair of the Nominating & Governance Committee and our Corporate Secretary of any actual or potential related party transactions so that the transaction can be reviewed and considered for approval or ratification by the Nominating & Governance Committee.

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In reviewing related party transactions, the Nominating & Governance Committee will consider the relevant facts and circumstances, including:

•	Whether terms or conditions of the transaction are generally similar to those available to third parties;
•	The level of interest or benefit to the related party;
•	The availability of alternative suppliers or customers; and
•	The benefit to the Company.

Any Nominating & Governance Committee member who is a related party with respect to a transaction under review may not participate in the deliberations about the transaction or vote on its approval or ratification.

The policy provides pre-approval for certain types of transactions that the Nominating & Governance Committee has determined do not pose a significant risk of conflict of interest, either because a related party would not have a material interest in a transaction of that type or due to the nature, size or degree of significance of the transaction to Xylem.

Since January 1, 2022, there have been no related party transactions that are required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Political Activities

Xylem believes that transparent and responsible participation in the public policy process is an important means of enhancing long-term shareholder value. Furthermore, as a thought leader and a leading, global water technology company committed to solving the world’s water challenges, Xylem believes it has a responsibility to participate in the public policy process. Accordingly, we engage in public policy advocacy on issues that are core to our businesses through ongoing, constructive and transparent interactions with government officials, policymakers, industry and trade associations and other stakeholder groups. These engagements are grounded in and guided by our unwavering commitment to strong corporate governance, compliance with our Code of Conduct, and respect and adherence to applicable laws in the jurisdictions in which we operate globally.

We have a written Political Activities policy, which specifies, among other things, that:

•	Lobbying activities by or on behalf of Xylem will comply with applicable laws, including with respect to registration and the filing of required information;
•	Neither Xylem, nor anyone on its behalf, will make any direct or indirect political contributions in support of candidates or campaigns for political office, political causes or political views; and
•	Xylem will not form, maintain, support or sponsor any Political Action Committees.

We believe that involvement in industry and trade associations is beneficial to our business, and, therefore, we participate as a member in a number of these organizations. Our participation in an organization may be, in whole or in part, to advance collaborative and constructive approaches to industry engagement with policymakers and other stakeholders to help advance the Company’s public policy agenda and related business goals. We pay membership dues to a number of trade associations and industry groups that may use these funds at their discretion to fund political activities. However, our membership in an organization does not imply the Company’s endorsement of all of the policy positions of that particular group. We review these memberships annually to assess their business value and alignment with the Company’s overall public policy agenda. A copy of our Political Activities policy can be found on our website at www.xylem.com, under “About Xylem.”

Director Independence

Our Corporate Governance Principles require a majority of our Board to be comprised of directors who are independent, in accordance with the listing standards of the New York Stock Exchange (“NYSE”). The Board conducts an annual review and has affirmatively determined that 10 of our 11 current directors (Jeanne Beliveau-Dunn, Earl R. Ellis, Robert F. Friel, Victoria D. Harker, Steven R. Loranger, Mark D. Morelli, Jerome A. Peribere, Markos I. Tambakeras, Lila Tretikov and Uday Yadav) meet the independence requirements in the NYSE’s listing

Xylem 2023 Proxy Statement  |  27

standards. In addition, nine of 10 director nominees are independent. Mr. Loranger, who served as our CEO from September 2013 until March 2014, meets the independence requirements in the NYSE’s listing standards because his service as CEO was on an interim basis. Jorge M. Gomez, who served as a director until May 11, 2022, and Dr. Surya N. Mohapatra, who served as a director until May 12, 2022, were determined to be independent during the time they served on the Board. Patrick K. Decker is not independent because he serves as our President & CEO.

All of our directors are independent, with the exception of our CEO

Board Leadership Structure

Our Board is led by our independent Chair. The Board will consider the continued appropriateness of this structure as necessary to meet the best interests of the Company and its shareholders, and in light of the evolving needs of the Company. The Board believes that our current leadership structure strengthens the Board’s role in oversight of the Company. The Board also believes that the current structure allows our CEO to focus on executing the strategy and managing the business, while leveraging our independent Chair’s experience to drive accountability at the Board level.

Mr. Friel currently serves as our independent Chair, and will continue in that role contingent upon his successful re-election at the 2023 Annual Meeting. The Board believes Mr. Friel is well suited to serve as independent Chair given his significant managerial, operational and global experience, as well as his board leadership experience.  As a result of his broad-based and relevant experience, as well as his deep knowledge of our business, our Board believes Mr. Friel is well positioned to carry out the responsibilities of the independent Chair, lead the Board and provide constructive, independent, and informed guidance and oversight to management.

Among Mr. Friel’s responsibilities as the independent Chair are the following:

•	Chairs the Annual Shareholder Meeting;
•	Oversees the Board’s annual meeting calendar and work plan;
•	In consultation with the CEO and other directors, sets the agenda for Board meetings, and chairs and leads the discussion at each meeting;
•	Initiates and presides over the independent directors’ executive sessions without management;
•	Has the authority to call meetings of the independent directors, set the meeting agendas, and chair and lead the discussions;
•	Is available for and participates in engagements with our largest shareholders, upon request and as appropriate;
•	Assists with the formulation of the Company’s strategy and drives Board oversight of its execution by management;
•	Provides guidance and oversight to and liaises with management;
•	Works with the LDCC to enable the independent directors’ annual performance review of the CEO
•	As a member of the Nominating & Governance Committee, participates in the Committee’s execution of the annual Board and committee assessment process;
•	Performs such other functions and responsibilities as set forth in the Company’s Corporate Governance Principles or as requested by the Board from time to time.

Board Effectiveness

The effectiveness of the Board and its committees is critical to Xylem’s success and the protection of the long-term interests of our shareholders and other stakeholders. In the spirit of continuous improvement, each year our Nominating & Governance Committee initiates a comprehensive assessment of the effectiveness of the Board and each of our committees, as well as individual directors, using either a self-assessment or third-party advisor and facilitator. The objective of the assessment is to identify and assess areas where the Board functions effectively and, importantly, areas where it can improve. The self-assessment process includes the following steps:

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1 Surveys

Surveys solicit each director's opinions on a variety of topics, including:

- Board and committee performance and effectiveness, including sufficiency of time and attention to strategy and key issues
- Board size, composition, processes, and meeting logistics, including quality of meeting agendas, minutes, materials and presentations
- Board dynamics, culture and leadership, as well as relationship with, and access to, management
- Director education and other resources

2 Interviews

The Chair of the Nominating & Governance Committee holds one-on-one meetings with each director to solicit additional feedback, including with respect to:

- Effectiveness of individual directors
- Areas for Board focus
- Effectiveness of new director onboarding program

3 Review and Dialogue

- The Chair of the Nominating & Governance Committee reviews the responses to the surveys and one-on-one interview feedback, and shares the aggregated results with the Board Chair
- Aggregated results of the Board and committee surveys are shared with all directors
- Each fall, the Board Chair and Chair of the Nominating & Governance Committee summarize the annual assessment results for the full Board and facilitate a dialogue among all of the directors

On a periodic basis (generally every three years and, most recently, in 2021), the Nominating & Governance Committee engages a third-party advisor to facilitate and assist with the assessment of the effectiveness of the Board and its committees. This most recent facilitated process included in-depth interviews by a third-party advisor of each director and several senior leaders. Prior to the interviews, the third-party advisor aligned with the Nominating & Governance Committee on the interview framework and topics, which included the survey topics outlined above, among others. The advisor then presented her findings to the full Board and facilitated a robust discussion around areas for continued focus and improvement. The advisor also provided feedback to individual directors, as applicable.

Board Composition and Refreshment

Board Tenure

When assessing the appropriate balance of experience, continuity and fresh perspectives with respect to director nominees and candidates, the Board considers, among other factors, length of tenure. The average tenure of the director nominees is approximately 6.5 years. Following the Annual Meeting, assuming all director nominees are elected, there will be five directors, comprising 50% of the Board, who joined within the past six years, adding valuable fresh perspectives to the

Board’s deliberations. The remaining five director nominees, comprising 50% of the Board, have served between nine and 11.5 years and bring a wealth of experience and knowledge concerning Xylem.

The Board has established a retirement age policy of 72 for directors, as reflected in our Corporate Governance Principles. The Board believes that it is important to monitor its composition, skills and needs in the context of the Company’s long-term strategic goals. The Board further believes that it is important to balance refreshment with the need to retain directors who have, over time, developed significant insights into the Company, its operations and evolution, and who continue to make valuable contributions that benefit our shareholders and other stakeholders.

Board Refreshment

On a regular basis, careful consideration is given to the composition of our Board in order to maintain an appropriate mix of experience and qualifications, introduce fresh perspectives, and broaden and diversify the views and backgrounds represented on the Board. The Nominating & Governance Committee is responsible for identifying and

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evaluating potential director candidates, and reviewing and making recommendations with respect to the Board and committees’ composition. The Nominating & Governance Committee seeks to identify candidates who possess the experience, skills, qualifications and attributes that will provide a broad range of personal characteristics to the Board, including diversity of thought and background, C-suite experience, experience in technology and innovation and global business. In fulfilling its refreshment responsibilities, the Board and the Nominating & Governance Committee use an evergreen process as follows:

Board Refreshment

Board Composition & Retirement

The Nominating & Governance Committee regularly reviews the board size, diversity profile and composition, including tenure and upcoming retirements given the Board’s mandatory retirement age of 72. The average tenure of the director nominees is approximately 6.5 years.

Director Recruitment

In identifying and evaluating candidates, the Nominating & Governance Committee considers whether and to what extent attributes and experiences complement the existing Board, including the impact on Board composition from upcoming director refreshment, Xylem’s evolving strategy and diverse and global businesses and operations.

Board & Committee Assessments Through its annual assessment process, the Board evaluates whether the mix of directors is appropriate given the Company’s strategy and continuing evolution.

Committee Rotation

The Nominating & Governance Committee considers the periodic rotation of committee members and committee chairs in order to enhance perspectives and broaden and diversify the views and experience represented on the board.

Director Onboarding

All new directors participate in a comprehensive orientation program to provide them with a strong foundation in Xylem’s strategic and financial performance, executive compensation program, culture, approach to sustainability and corporate governance policies and practices.

Board Diversity

Xylem and its Board believe diversity in the boardroom is critical to the success of the Company and its ability to create long-term value for our shareholders and other stakeholders. As set forth in our Corporate Governance Principles, our Board actively seeks to consider a diverse group of candidates for membership on the Board, taking into account diversity in terms of viewpoints, professional experience, education and skills, as well as race, ethnicity, gender and nationality. Our Board is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool of candidates from which Board nominees are selected as part of each Board search. Our Nominating & Governance Committee reviews its effectiveness in balancing diversity considerations when assessing the composition of the Board, and our entire Board considers diversity when conducting the annual Board assessment. After extensive searches, over the past six years we have added five directors that bring additional diverse and fresh perspectives as well as deep experience to our Board:

➣	Jeanne Beliveau-Dunn (2017) brings experience in innovation and technology, including commercialization, as well as talent management.
➣	Lila Tretikov (2020) brings global perspectives and experience in innovation and technology, including artificial intelligence and business transformation.
➣	Uday Yadav (2020) brings global perspectives and leadership experience, together with expertise in operations, strategy and industrial transformation.
➣	Mark Morelli (2022) brings leadership experience and global perspectives, along with expertise in industrial technology and innovation.
➣	Earl Ellis (2023) brings extensive global business experience with a broad financial expertise and background.

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Our 10 director nominees reflect the Board’s careful approach to succession planning, resulting in a balanced mix of attributes, skills, experience, diverse viewpoints and backgrounds in our boardroom. Thirty percent of our nominees identify as women, 30% identify as ethnically/racially diverse, and 40% identify national origins outside the US:

3 of 10 Nominees are Women	3 of 10 Nominees are ethnically or racially diverse	4 of 10 Nominees have origins outside the U.S.

The Nominating & Governance Committee considers recommendations of director candidates from many sources, including shareholders and third-party search firms. Shareholders who wish to propose a candidate for consideration may do so by submitting the proposed candidate’s full name and address, resume and biographical information to the attention of our Corporate Secretary at Xylem Inc., 301 Water Street SE, Washington, DC 20003. The Nominating & Governance Committee and Board use the same criteria for evaluating candidates regardless of the referral source.

Director Orientation and Continuing Education

We have a comprehensive orientation program for all new directors with respect to their role as members of the Board and the particular committees on which they will serve. This orientation program includes one-on-one meetings with management and other directors, and extensive written materials, all of which provide new directors with a strong foundation in Xylem’s strategy, strategic plans, industry, business, financial performance, executive compensation program and corporate governance policies and practices. The orientation program may also include visits to Xylem sites.

Our Board believes that director education is vital to the ability of our directors to fulfill their roles and supports directors’ continuous learning. We have continuing education programs to help directors enhance their skills and knowledge in order to better perform their duties and recognize, and deal appropriately with, issues, risks and opportunities that may arise. These programs are typically part of regular Board and committee meetings and may be provided by management or qualified third parties on various topics. The directors also periodically visit Xylem sites or that of our innovation partners; such visits provide them with an opportunity to see firsthand the execution and impact of the Company’s strategy, and engage with Xylem employees and partners to deepen their understanding of our business, products, services and solutions, culture and the competitive landscape in which we operate. In addition, the Board encourages directors to participate in external continuing education programs, and the Company pays for all reasonable expenses by directors to attend such programs.

Board Meetings

Attendance

Regular attendance at Board meetings and attendance at each Annual Shareholder Meeting is expected of each director. In 2022, there were 9 Board meetings and 19 committee meetings. Average attendance of our directors at Board and applicable committee meetings in 2022 (held during the period that each director served) was more than 99% and none of the director nominees attended fewer than 95% of the total number of Board and applicable committee meetings. All of our directors were present at the virtual Annual Meeting held in 2022.

Site Visits: We encourage our directors to visit our sites, and we periodically hold meetings at various sites so that our directors can meet with employees, customers, partners and other stakeholders, and visit our facilities. In 2022, the Board held meetings at the Company’s Washington, D.C. headquarters twice during the year, and also visited the facilities of a key external innovation and technology partner.

Executive Sessions

The independent directors hold regularly scheduled executive sessions without Company management present. In 2022, there were seven meetings during which such sessions were held. Robert F. Friel, independent Board Chair, presided over these executive sessions. During these executive sessions, the directors discussed the Company’s management of matters related to operations, strategy and related strategic matters, CEO succession planning, leadership succession planning and talent development, Board succession planning, and other key governance topics.

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Management Participation in Board and Committee Meetings

Key members of management regularly attend and participate in Board meetings, presenting on important topics. Regular attendees include the Chief Operating Officer; Chief Financial Officer; General Counsel; Chief People and Sustainability Officer; Chief Innovation, Technology and Product Management Officer; Chief Digital Officer; Chief Strategy and External Affairs Officer; Chief Information Officer; Chief Operations and Supply Chain Officer; business Presidents, and Corporate Secretary. In addition, other senior leaders and executives also participate periodically in the Board and committee meetings, as appropriate.

Board Committees

Our Board has established three committees to assist in discharging its duties: the Audit Committee, the Leadership Development & Compensation Committee, and the Nominating & Governance Committee. Written charters for each of these committees are approved by the Board and are reviewed at least annually and updated, as appropriate. Each committee’s charter is available on our website at www.xylem.com by selecting “Investors” and then “Corporate Governance.” Outlined below are the Board committees with brief descriptions of each committee’s membership and responsibilities. In 2023, the Board dissolved its Finance Committee, with the Board assuming some of the Committee’s responsibilities, while delegating others to the Audit Committee. In 2022, the Finance Committee had four meetings.

AUDIT COMMITTEE
Chair: Victoria D. Harker	Members: Mark D. Morelli, Jerome A. Peribere, Markos I. Tambakeras[1] and Uday Yadav
# 2022 Meetings: 7

Purpose

The primary purpose of the Audit Committees is to assist the Board with oversight of the Company’s financial reporting processes and controls, independent auditor, internal audit function, and compliance with legal and regulatory requirements.

Responsibilities

The responsibilities of the Committee are set forth in its charter and include the following:

•     Determining the appointment, compensation, evaluation and termination of the Company’s independent auditor.

•     Reviewing and discussing with management and the independent auditor the annual audited financial statements and quarterly financial statements of the Company.

•     Overseeing the performance of the Company’s internal audit function.

•     Reviewing the scope of audits to be performed by the internal audit function and monitoring progress.

•     Reviewing significant findings or unsatisfactory internal audit reports, audit problems or difficulties encountered by independent auditors in the course of the audit work.

•     Reviewing significant issues regarding the Company’s accounting principles and internal controls.

•     Discussing policies and processes with respect to risk assessment and risk management.

•     Reviewing the business ethics and anticorruption program, and the implementation and effectiveness of the Company’s Code of Conduct.

•     Reviewing and recommending capital expenditures >$25M, and periodically reviewing their performance.

•     Reviewing capital structure, liquidity, credit ratings, debt covenant compliance and leverage targets.

•     Overseeing the Company’s cybersecurity and product safety programs.

Additional information on the Audit Committee’s processes and procedures for consideration in the ratification of our independent auditor can be found in the Audit Committee Report on page Error! Bookmark not defined..

Independence and Financial Expertise

The Board of Directors has determined that each of the five members of the Audit Committee meets the independence requirements of the NYSE, the SEC’s rules, and our Corporate Governance Principles (including those applicable specifically to audit committee members). All members of the Audit Committee are financially literate and the Board of Directors has determined that one Audit Committee member, Victoria D. Harker, is an “audit committee financial expert” under SEC rules.

1 Retiring from the Board of Directors with his term ending at the 2023 Annual Meeting.

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LEADERSHIP DEVELOPMENT & COMPENSATION COMMITTEE
Chair: Jerome A. Peribere	Members: Jeanne Beliveau-Dunn, Steven R. Loranger and Mark D. Morelli
# 2022 Meetings: 5

Purpose

The primary purpose of the LDCC is to provide oversight of compensation, benefits, development and succession for the CEO, executive officers and other senior leadership team members.

Roles & Responsibilities

The responsibilities of the Committee are set forth in its charter and include the following:

•     Approving and overseeing administration of the Company’s executive compensation program, including incentive plans and equity-based compensation plans.

•     In consultation with the independent directors of the Board of Directors, setting annual performance goals for the CEO, evaluating CEO performance against such goals, and approving annual CEO compensation actions.

•     Approving individual compensation actions for executive officers and other senior leadership team members.

•     Overseeing the establishment and administration of the Company’s benefit programs and severance policies for executive officers and other senior leadership team members.

•     Overseeing succession planning for executive officers and other senior leadership team members, as well as the Company's leadership and development programs.

•     Making recommendations to the Board of Directors concerning the compensation of non-employee directors.

•     Overseeing the Company's talent management programs and human capital initiatives regarding diversity, equity and inclusion.

•     Engaging an outside compensation consultant and reviewing and assessing the consultant’s performance and independence, on an annual basis.

Independence and Outside Directors

The Board of Directors has determined that each member of the LDCC meets the independence requirements of the NYSE (including those applicable specifically to compensation committee members) and our Corporate Governance Principles. The Board has also determined that all four members of the LDCC are “non-employee directors” under the SEC’s rules.

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Compensation Risk Oversight

To assist the Board with its risk oversight responsibilities, the LDCC regularly considers the risks associated with the Company's compensation programs.  In addition, each year our management team undertakes a comprehensive review of the Company's compensation policies and practices and presents the results of this review to the LDCC. Following the presentation of the results of the 2022 review, the LDCC concluded that the overall structure of our compensation program is designed with the appropriate balance of risk and reward in relation to our overall business strategy, and that there were no compensation-related risks reasonably likely to have a material adverse effect on the Company. The following table summarizes the risk mitigation factors for each element in our executive compensation program:

Compensation Element	Risk Mitigation Factors
Base Salary	• Fixed component, representing a relatively small percentage of total compensation
Annual Incentive Plan	• Determined based on multiple performance factors to align executives globally on key business priorities
• Regular assessment of the pay and performance relationship of Annual Incentive Plan’s performance targets and range of potential payouts for appropriate pay-for-performance alignment
• Final payouts made after a validation process to confirm business results and applicable earned payout
• Capped performance scores and awards payable to any individual
• Payouts for executive officers and senior leadership team members are subject to a clawback policy
Long-Term Incentive Plan	• Long term incentive plan (“LTIP”) awards are valued on the effective date of the grant

•  Balanced mix of performance metrics (two internal absolute metrics totaling 50% and one external relative metric totaling 50%) intended to facilitate pay-for-performance based on Company goals and directly linked to delivering shareholder value

• Regular assessment of the relationship of LTIP performance targets and range of potential payouts to enable appropriate pay-for-performance alignment
• Re-pricing or exchange of stock options without shareholder approval is prohibited
• Stock ownership guidelines applicable to senior leadership team members (see “Stock Ownership Guidelines” section)
• Payouts for executive officers and senior leadership team members are subject to a clawback policy
• Strong insider trading policy, including prohibition of hedging, pledging or shorting of our securities

See “Compensation Discussion and Analysis” section for additional information on the LDCC’s role and responsibilities.

LEADERSHIP DEVELOPMENT & COMPENSATION COMMITTEE REPORT

The Leadership Development & Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on this review and discussion, the Leadership Development & Compensation Committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Leadership Development & Compensation Committee of the Company’s Board of Directors:

Jerome A. Peribere, Chair Jeanne Beliveau-Dunn	Steven R. Loranger Mark D. Morelli

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NOMINATING & GOVERNANCE COMMITTEE
Chair: Markos I. Tambakeras[1]	Members: Robert F. Friel, Victoria D. Harker, Lila Tretikov and Uday Yadav
# 2022 Meetings: 3

Purpose

The primary purpose of the Nominating & Governance Committee is to see that the Board of Directors is appropriately constituted to meet its fiduciary obligations to our shareholders, and to take a leadership role in shaping the corporate governance of the Company.

Responsibilities

The responsibilities of the Committee are set forth in its charter and include the following:

•     Developing, reviewing, updating and recommending Corporate Governance Principles to the Board.

•     Evaluating and making recommendations to the Board concerning the composition, governance and structure of the Board of Directors.

•     Making recommendations to the Board regarding the composition of Board committees, including the chairs.

•     Evaluating and making recommendations to the Board of Directors concerning the qualifications and retirement age of directors.

•     Administering the annual Board and committee assessments.

•     Conducting searches for prospective directors and identifying, evaluating and proposing nominees for election to our Board of Directors.

•     Reviewing corporate governance developments, including shareholder engagement strategy.

•     Leading the succession process for and evaluating, screening and recommending to the Board potential external CEO candidates, and recommending to the Board contingency plans in the event the CEO is unable to serve for any reason.

•     Overseeing specialty compliance programs and other risks, including anti-harassment, business continuity and crisis response, conflict minerals, data privacy, environmental, health, safety, physical security, and trade compliance.

•     Reviewing the Company’s corporate social responsibility and sustainability programs and related activities.

Independence

The Board of Directors has determined that each member of the Nominating & Governance Committee meets the independence requirements of the NYSE listing standards and our Corporate Governance Principles.

1 Retiring from the Board of Directors with his term ending at the 2023 Annual Meeting.

Shareholder Engagement Program

Our Board values the input and insights of the Company’s shareholders and believes that effective Board-shareholder communication strengthens its role as an active, informed and engaged fiduciary. Our Board views engagement as a year-round conversation with shareholders about creating long-term sustainable value. Accordingly, the Board seeks to maintain a framework for deep, frequent, and productive conversations with the Company’s shareholders.

We engage with a wide range of constituents, including institutional shareholders, retail shareholders, proxy advisory firms, ESG rating firms and industry thought leaders. We pursue multiple avenues for engagement, including the Annual Shareholder Meeting, in-person and virtual meetings, quarterly earnings calls and other investor conferences and presentations. We participate in corporate governance organizations and other associations that provide valuable opportunities to convene with a variety of investors, peer companies, policy makers and other interested parties in promoting knowledge and positive dialogue around corporate governance policy and practices, including the World Economic Forum, the Business Roundtable, the National Association of Corporate Directors, the G100 and the Society for Corporate Governance. In addition, we periodically hold Investor Days, most recently on September 30, 2021, to meet with investors and present and discuss our long-term strategy and financial objectives. Our engagement program involves members of our Board of Directors and senior management, as well as employees from a number of different functions in the Company, including Investor Relations, Legal, Executive Compensation and Sustainability.

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In December 2022, we invited our largest shareholders to engagement meetings. A number of shareholders declined invitations for engagement, noting that they had no concerns with our governance and compensation practices.

These engagement meetings are an opportunity to discuss key aspects of the Company’s governance profile, compensation philosophy, and performance around sustainability and social value creation, among other things.  These meetings also provide a forum for management to solicit feedback regarding the practices and policies that are important to our shareholders. Topics discussed in these engagement meetings included:

•   Board Evaluation Process

•   Board Oversight of Risk, including Cybersecurity

•   Board Oversight of Strategy

•   Board Policy on Outside Directorships

•   Board-Shareholder Engagement

•   Board Succession, Composition and Diversity

•   CEO and Senior Leadership Succession

•   Corporate Governance Profile

•   Board Leadership Structure

•   Disclosure and Transparency

•   Diversity, Equity and Inclusion

•   Executive Compensation Philosophy and Metrics

•   Sustainability Approach, Goals and Social Value Creation

•   Supply Chain Equity and Transparency

Board Composition, Diversity and Succession Board Evaluation Process Corporate Governance Profile Policy on Outside Directorships Board Oversight of Risk, including Cybersecurity Board Oversight of Strategy CEO and Senior leadership succession Sustainability Goals and Social Value Creation Diversity and Inclusion Board-Shareholder Engagement Disclosure and Transparency Executive Compensation Philosophy and Metrics Share Ownership Threshold to Call Special Meetings

A number of these engagement meetings included our independent Board Chair, who provided our shareholders with the Board's perspective on corporate governance, including board succession, board composition and diversity, and the Board's oversight of critical areas such as strategy, risk management, cybersecurity, sustainability and corporate transactions.

Management reviews the key themes and insights from all shareholder engagement meetings, as well as broader governance trends, with the Board, which the Board considers in making decisions regarding our governance practices and policies and executive compensation. We may from time to time hold follow-up conversations with shareholders to address important issues that will be considered at the Annual Shareholder Meeting. The outreach and engagement by our management team may also include additional director participation when the topic or the nature of the shareholder request makes this a more meaningful outreach approach.

We engage with shareholders throughout the year to update them and solicit their feedback on a range of topics, including corporate governance, executive compensation, sustainability and social value creation, performance, and strategy for long-term growth.

Communicating With The Board Of Directors

The Board has established a process to facilitate communication between shareholders and other interested parties with the Company’s independent directors. Communications intended for the Board, or for any individual member or members of the Board, should be sent by:

Mail:	E-mail:

Xylem Inc.	Independent.Directors@xylem.com
Attn: Corporate Secretary
301 Water Street SE
Washington, DC 20003

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In general, any shareholder communication delivered to us for forwarding to the Board or specific directors will be forwarded in accordance with the shareholder’s instructions. Correspondence addressed to “Non-Employee Directors” will be forwarded to our independent Board Chair. Junk mail, advertisements, resumes, spam and surveys will not be forwarded to the Board or directors. Abusive, threatening or otherwise inappropriate materials will also not be forwarded.

Commitment to Sustainability

At Xylem, sustainability is at the center of who we are and what we do.  As a leading global water technology company, we address one of the world’s most urgent sustainability challenges – responsible stewardship of our shared water resources. Technology is playing an increasingly important role in helping the world solve water issues. We have a long history of innovation and are focused on the powerful capabilities of smart technology, integrated management and data analytics.

Our Board of Directors, primarily through its Nominating & Governance Committee, provides oversight of the Company’s approach to sustainability and corporate social responsibility.  In addition, the LDCC oversees the Company’s approach to continuously improving diversity, equity and inclusion, as well as talent development. The Board and its committees regularly discuss with management our approach to sustainability, including risks and opportunities, implications for the Company’s strategy our progress in meeting our sustainability-related commitments and our sustainability reporting.

:Serving Our Customers We provide innovative technologies, solutions and expertise that help our customers solve major water challenges like water affordability, scarcity and resilience.

Building a Sustainable Company

We know that in order to be a company that advances sustainability, we need a strong foundation and to execute with discipline today while also focusing on the future. We adhere to and champion responsible business practices, including promoting diversity, equity and inclusion, and look to be a standard-setter in all that we do.

Empowering Communities

We are a company that is committed to creating both economic and social value. We strive every day to have a social impact and solve water for communities in need, including those affected by water-related disasters, recognizing that water challenges dramatically affect the quality of life and economic prospects for millions of people around the globe every day.

Serving Our Customers  We provide innovative technologies, solutions and expertise that help our customers solve major water challenges like water affordability, scarcity and resilience.  Building a Sustainable Company   We know that in order to be a company that advances sustainability, we have to be a company with a strong foundation that executes with discipline today while also focusing on the future. We adhere to and champion responsible business practices, including promoting diversity and inclusion, and look to be a standard-setter in all that we do.  Empowering Communities  We are a company that is committed to creating both economic and social value. We strive every day to create social impact and solve water for communities in need, including those impacted by water-related disasters, recognizing that water challenges dramatically affect the quality of life and economic prospects for millions of people around the globe every day.

We appreciate the important role we play in helping our customers meet their own sustainability goals. Our products and solutions allow our customers to transport, treat, and test water more sustainably than in the past. This also enables our customers to realize greater water and energy efficiencies, to have access to more affordable solutions and to build communities that are more resilient against the adverse impacts of climate change.

We pursue a shared value approach that requires business, environmental and social aims to mutually thrive. Our shared value approach is designed to increase economic and social value by:

•	Helping our customers solve major water challenges associated with water scarcity, affordability and resilience against the effects of climate change;
•	Supporting our customers’ climate mitigation efforts through energy efficient technology and digital solutions;
•	Minimizing negative environmental and social impacts across our value chain;
•	Using technology and alternative business models that benefit society and the communities in which they are implemented;
•	Elevating awareness of global water issues through strategic partnerships; and
•	Providing education and access to safe water to enable healthy lives and build resilient communities through our corporate social responsibility program, Xylem Watermark.

In furtherance of our shared value approach, in 2019 we announced an ambitious slate of 2025 Sustainability Goals against which we are measuring our progress. Our 2021 Sustainability Report is available on Xylem’s website where you can learn more about our 2025 goals and other important sustainability performance information. Our 2025

Xylem 2023 Proxy Statement  |  37

Sustainability Goals are aligned with the United Nations Sustainable Development Goals, not only to substantiate our contribution to achieving global objectives but also to underscore our commitment to building a sustainable future.

Each year, we assess and monitor the risks and opportunities related to the impact of climate change on our business. In 2021, we also performed a climate scenario analysis under the Task Force on Climate-related Financial Disclosures framework, and improved Sustainability Accounting Standards Board aligned-disclosures in our 2021 Sustainability Report. We also make our Federal Employer Information EEO-1 Report available on our website.

We also drive our sustainability strategy through Xylem Watermark, our corporate social responsibility program, with a mission to provide education and access to safe water and to enable healthy lives, build resilient communities and inspire and attract the next generation of leaders. Watermark also continues to expand its humanitarian disaster response, youth empowerment and skills-based volunteering. We are proud of the program’s expanded strategy to engage a larger ecosystem of stakeholders, as well as the fact that approximately 87% or 15,000 of our colleagues participated in volunteerism activities in 2022. This employee-led volunteerism and broad engagement enhances the Company’s commitment to employee retention, recruiting, and collaboration in the communities in which we live and work.

In 2023, we continued to align our sustainability, operational and financing strategies across our value chain, adding to our suite of green financing tools a new revolving credit facility that ties the facility fees and interest rates to certain sustainability-related key performance indicators. This follows the addition in 2021 of a demand deposit account that links yield on deposits to achievement of our 2025 Sustainability Goals; our completion in 2020 of a $1 billion Green Bond offering, the proceeds of which were allocated to projects that help improve water accessibility, water affordability and water systems resilience; and our 2019 execution of the first sustainable improvement loan in the US General Industrial Sector that tied the Company’s borrowing rates to our Sustainalytics rating.

Further underscoring Xylem’s continued commitment to sustainability, in 2021, the Company augmented its sustainability-linked compensation for all of our NEOs, as well as a broader group of executives, with a special, one-time grant of performance share units with goals that are based on five of our 2025 Sustainability Goals. A portion of the individual component of the 2022 Annual Incentive Compensation for our President & Chief Executive Officer and our full senior leadership team was tied to Xylem’s sustainability performance as rated by Sustainalytics, as well as goals for global diverse candidate slates for professional roles and year-over-year increase in US minority leadership representation through merit-based promotions and hiring. In addition, the individual component of the 2022 Annual Incentive Compensation for our business Presidents again included the safety performance of their businesses.

In 2021, Xylem committed to preliminary science-based targets aligned to limiting global temperature increase to 1.5ºC above pre-industrial level, in line with the Paris Agreement, by 2030 and net zero greenhouse gas (“GHG”) emissions (Scope 1, 2 and 3) before 2050. In the fourth quarter of 2022, we submitted our 2030 targets to the Science Based Target Institute for review and validation and await their final approval. These goals span across our value chain, and include Scope 1, 2 and 3 emissions. Efforts already underway to reduce our GHG emissions include our 2025 Sustainability Goal to reach 100% renewable energy in our major facilities and our commitment to move towards electric and hybrid vehicles across our global fleet. These actions align with the efforts of our customers to expand access to clean water, sanitation, and efficient use of water with reduced environmental impact.

Xylem’s ongoing commitment to sustainability and the results we have achieved have led to our inclusion on several of the world’s most prestigious sustainability equity indexes. In 2022, Xylem scored a B from CDP in the Water Security rating and an A- in the Climate Change rating, in recognition of our actions to optimize energy consumption and water usage, reduce GHG emissions and water withdrawals, and mitigate the business risks of climate change and water insecurity. In 2022, Xylem’s sustainability progress was also assessed in the MSCI and ISS indexes.

We are also proud signatories to the following:

•	American Business Act on Climate Pledge
•	Business Roundtable Pledge
•	CDP Climate Change and Water Security
•	Charta der Vielfalt (Germany)
•	Human Rights Campaign Foundation’s Global Business Coalition

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•	Human Rights Campaign Foundation’s Business Coalition for the Equality Act
•	Time to Vote
•	United Nations Global Compact
•	United Nations CEO Water Mandate
•	United Nations Women’s’ Empowerment Principles
•	United Nations (UN75) Uniting Business Statement
•	“We Are Still In” Declaration
•	World Business Council for Sustainable Development WASH at the Workplace

As a signatory to each of these compacts, pledges and mandates, Xylem is committed to continuous progress against their core elements; this helps us better understand and manage our own opportunities and risks in the environmental, social and governance arena.

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STOCK OWNERSHIP

Certain Beneficial Owners

Set forth below is information regarding any person known to the Company as of February 15, 2023 to be the beneficial owner of more than five percent of our outstanding common stock as of December 31, 2022. As of December 31, 2022, the Company had 180,253,339 shares of common stock outstanding. In providing the information below, we have relied on information filed with the SEC by the beneficial owners.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

BlackRock, Inc. (1) 55 East 52nd Street New York, New York 10055	20,207,719	11.2

The Vanguard Group (2) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	21,037,631	11.67

Aristotle Capital Management, LLC (3) 11100 Santa Monica Boulevard, Suite 1700 Los Angeles, California 90025	10,067,810	5.59

(1)

As of December 31, 2022, BlackRock, Inc. had sole voting power with respect to 18,282,583 shares and sole dispositive power with respect to 20,207,719 shares. The foregoing information is based solely on a Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 24, 2023.

(2)

As of December 31, 2022, The Vanguard Group had sole dispositive power with respect to 20,296,754 shares, shared voting power with respect to 253,826 shares and shared dispositive power with respect to 740,877 shares. The foregoing information is based solely on a Schedule 13G/A filed by The Vanguard Group with the SEC on February 9, 2023.

(3)

As of December 31, 2022, Aristotle Capital Management, LLC had sole voting power with respect to 9,034,831 shares and sole dispositive power with respect to 10,067,810 shares. The foregoing information is based solely on a Schedule 13G/A filed by Aristotle Capital Management, LLC with the SEC on February 14, 2023.

Directors and Named Executive Officers

The following table shows the number of shares of our common stock beneficially owned by each director and NEO, and by all current directors and executive officers as a group as of March 3, 2023. The percentage calculations below are based on an outstanding share number of 180,545,426 as of that date. The number of shares beneficially owned by each director or NEO has been determined under the rules of the SEC, which provide that beneficial ownership includes any shares as to which a person has the power to vote, or the power to transfer, and any shares the person has the right to acquire within 60 days by the exercise of any stock option or other right. Unless otherwise indicated, each individual has sole voting and investment power, or shares those powers with his/her/their spouse.

Name of Beneficial Owner	Total Shares Beneficially Owned (1)(2)	Percentage of Class
Jeanne Beliveau-Dunn	5,741	*
Patrick K. Decker	1,110,868	*
Robert F. Friel	27,082	*
Victoria D. Harker	19,287	*
Steven R. Loranger[3]	78,780	*
Mark D. Morelli	420	*
Jerome A. Peribere[4]	24,160	*
Markos I. Tambakeras[5]	28,967	*
Lila Tretikov	2,767	*
Uday Yadav	2,739	*
Dorothy G. Capers	3,507
Matthew F. Pine	127,138	*
Sandra E. Rowland	52,952	*
Hayati Yarkadas	10,032	*
All Current Directors and Executive Officers as a Group (17 persons)	1,616,882	*

*Less than 1%

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(1)

The shares shown include the following vested but deferred restricted stock units (“RSUs”): Jeanne Beliveau-Dunn, 5,736; Robert F. Friel, 5,662; Steven R. Loranger, 10,426; and all directors as a group, 21,824.

(2)

The shares shown include the following shares that directors and NEOs have the right to acquire within 60 days of March 3, 2023:  Robert F. Friel 3,249, and all directors and NEOs as a group, 3,249 shares.

(3)

Shares shown for Steven R. Loranger include 46,407 shares held by a family trust of which Mr. Loranger is the trustee and disclaims beneficial ownership, and 21,947 shares of Xylem Common Stock indirectly held by the Steve and Betsy Loranger Foundation.

(4)	Shares shown for Jerome A. Peribere include 24,160 shares held in the Jerome A. Peribere 2016 Revocable Trust of which Mr. Peribere is the trustee.
(5)	Shares shown for Markos I. Tambakeras include 28,967 shares held by a family trust of which Mr. Tambakeras and his spouse are co-trustees.

Stock Ownership Guidelines

The LDCC has adopted stock ownership guidelines to encourage directors, NEOs and our other most senior executives to build their ownership positions in our common stock over time. We believe that stock ownership guidelines are an important governance feature because they promote senior executive and director commitment to the Company, strengthen the alignment between executive compensation and shareholder interests, minimize excessive risk-taking to achieve short-term returns at the expense of long-term value creation, and build an ownership mentality among the Company’s senior executives and directors. Our guidelines currently provide for the stock ownership levels for directors and senior executives as follows:

Chief Executive Officer	6 X Annual Base Salary
NEOs and Other Senior Leadership Team Members	3 X Annual Base Salary
Chief Accounting Officer	1 X Annual Base Salary
Directors	5 X Annual Cash Retainer

It is expected that all shares acquired through the vesting of RSUs or performance share units (“PSUs”) and through the exercise of stock options will be held until the applicable ownership level is met. In addition to this expectation, the Company requires executives subject to the guidelines to retain a minimum of 50% of the net (after-tax) shares acquired through the vesting of RSUs and PSUs to meet the applicable ownership level.

Compliance with the guidelines is monitored periodically. Shares counted toward these guidelines include any shares held directly or indirectly, including unvested time-based restricted stock units. Unearned performance awards and unexercised options are not counted toward these guidelines. We take the individual’s tenure into account in determining compliance. A director or executive is given five years from the date he/she/they first become subject to a particular level of stock ownership to meet the applicable requirement. As of March 3, 2023, all directors and executives have met, or are on track to timely meet, the ownership guidelines.

Insider Trading and Policy on Rule 10b5-1 Trading Plans

Our directors, executive officers and other senior leadership team members are subject to our robust insider trading policy. The policy includes earnings-related blackout periods, as well as Company-initiated blackout periods from time to time, as circumstances may warrant. Our insider trading policy allows directors, executive officers and other senior leadership team members to enter into Rule 10b5-1 trading plans in compliance with all SEC rules for sales of Company securities.

Prohibition on Hedging, Pledging and Shorting Xylem Stock

Our insider trading policy prohibits employees, including executive officers, and directors from engaging in any hedging transactions with respect to Company securities. This includes the purchase of any financial instrument (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) designed to hedge or offset any decrease in the market value of Company securities. Our insider trading policy also prohibits short sales of Company securities and derivative or speculative transactions in Company securities and the pledging of, or using as collateral, Company securities in order to secure personal loans or other obligations.

Xylem 2023 Proxy Statement  |  41

Delinquent Section 16(a) Reports

Section 16(a) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers, directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Based solely on a review of copies of Forms 3, 4 or 5 filed with the SEC and written representations by our directors and officers, the Company believes that during and with respect to the year ended December 31, 2022, its officers, directors and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements, except that, due to an administrative error, one Form 4 for David Flinton reporting the sale of shares to pay the tax liability incident to the vesting of RSUs was filed late.

DIRECTOR COMPENSATION

Our non-employee director compensation program is designed to attract and retain experienced and knowledgeable directors. Compensation for our non-employee directors is set by the Board at the recommendation of the LDCC.

Guiding Principles

Our non-employee director compensation program is based on the following principles:

•	Fairly compensate directors for their time and effort with a compensation program consistent with peer companies.
•	Pay directors solely in the form of cash and equity.
•	Align the interests of our directors with our shareholders by providing at least 50% of the total value in equity and establishing robust stock ownership guidelines.
•	Impose pay limits on non-employee director compensation.
•	Have a transparent process by which directors can evaluate the compensation program in a deliberate and objective way.

Each non-employee director receives an annual cash retainer and an annual equity award in the form of RSUs, which are granted on the annual meeting date and vest the day before the next annual meeting. To reflect their additional responsibilities, the chair of each committee receives an additional cash retainer. The independent Board Chair receives an additional retainer consisting of cash and RSUs. Mr. Decker, as an employee director, does not receive any compensation for his service as a director.

Review Process

The Board delegated to the LDCC the responsibility to review and recommend any proposed changes in non-employee director compensation. In connection with such review, the LDCC periodically engages its external compensation consultant, Pearl Meyer, to assist with benchmarking and analysis regarding non-employee director compensation (generally every three years). The compensation review consists of analysis of competitive market data from the peer group used for our executive compensation benchmarking, and a selected group of general industry companies that are similarly situated to us from a revenue and market capitalization perspective. The last review was conducted in 2022 and, based on peer benchmarking, the Board approved several changes reflected in the table below in order to remain competitive with our peer group.

42  | Xylem 2023 Proxy Statement

The following table sets forth our 2022 and 2023 non-employee director compensation program.

Compensation Element	2022	2023
Standard Board Compensation
Annual Cash Retainer*	$100,000	$105,000
Annual Equity Award*	$150,000	$165,000
Excess Meeting Fee	$2,000 for in-person attendance $1,000 for telephonic attendance	$2,000 for in-person attendance $1,000 for telephonic attendance
Board and Committee Chair Retainers
Independent Board Chair*	$135,000	$140,000
	($67,500 in cash; $67,500 in RSUs)	($70,000 in cash; $70,000 in RSUs)
Audit Committee Chair*	$20,000	$25,000
LDCC Chair*	$15,000	$20,000
All other Committee Chairs*	$15,000	$15,000

* The compensation for a director who joins or leaves the Board during the year (or assumes additional responsibilities) is pro-rated for the months of service completed.

Director Compensation Limit Policy

Our Board compensation policy limits the total annual compensation for non-employee directors to $750,000 per year.  This limit is inclusive of the value of the applicable annual cash retainer(s), excess meeting fees (if any) and the grant date fair value of the annual equity award.

Deferred Compensation Plan for Directors

Directors have the ability to defer their cash retainers and/or their RSUs. Directors may defer their cash retainers until a specified distribution date, or until retirement or earlier death. Directors may also choose how deferred amounts will be valued until paid; they may choose to have the deferred amount credited with a fixed rate of interest, or to have the deferred amount adjusted periodically based on the value of our common stock. Directors may defer settlement of RSUs until termination of service on the Board or an earlier date specified by the director.

Other Board Compensation

The Company reimburses directors for certain expenses incurred in connection with attending Board, committee and shareholder meetings, including travel, hotel accommodations, meals and other reasonable incidental expenses for the director (and his/her/their spouse or domestic partner, if specifically invited to attend). The Company may also from time to time provide directors and their spouses or domestic partners token gifts of nominal value. Directors are reimbursed for reasonable expenses associated with other Company-related business activities, including participation in director education programs.

Directors are eligible to participate in the Company’s matching gifts program on the same terms as our employees. Under this program, the Company will match or, in certain cases, double match, up to $10,000 in annual donations made to Xylem Watermark or its non-profit partners.

Indemnification and Insurance

We indemnify our directors to the fullest extent permitted by law and maintain insurance to protect the directors from liabilities, including certain instances where the Company could not otherwise indemnify them. All directors are covered under a non-contributory group travel insurance policy that provides travel assistance benefits and services, including medical insurance, evacuation coverage and accidental death and dismemberment coverage.  Non-employee directors also participate in a non-contributory group life insurance plan that provides $100,000 of coverage.

Xylem 2023 Proxy Statement  |  43

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($) (3)	Total ($)
Jeanne Beliveau-Dunn	100,000	150,015	2,396	252,411
Robert F. Friel	167,500	217,489	10,762	395,751
Jorge M. Gomez (4)	30,000	—	108	30,108
Victoria D. Harker	115,000	150,015	1,758	266,773
Steven R. Loranger	115,000	150,015	6,236	271,251
Surya N. Mohapatra (5)	25,000	—	515	25,515
Mark D. Morelli	100,000	187,505	3,237	290,742
Jerome A. Peribere	115,000	150,015	3,762	268,777
Markos I. Tambakeras	115,000	150,015	1,236	266,251
Lila Tretikov	100,000	150,015	60	250,075
Uday Yadav	100,000	150,015	258	250,273
(1)

The amounts represent cash compensation received in respect of service on our Board, as applicable, in 2022. Fees earned may be paid, at the election of the Director, in cash or deferred cash. Non-employee directors may irrevocably elect deferral into an interest-bearing cash account or an account that tracks the performance of Xylem common stock.

(2)

Directors received an annual equity grant of 1,812 shares of restricted stock units (“RSUs”) on May 12, 2022, the date of the Company’s 2022 Annual Meeting of Shareholders. Mr. Friel received an additional 815 RSUs, for his role as the Independent Board Chair. Ms. Beliveau-Dunn, Mr. Friel, Mr. Loranger and Mr. Morelli elected to defer their 2022 RSUs. The amounts shown in this column reflect the grant date fair value of the awards computed in accordance with FASB ASC 718, “Compensation—Stock Compensation”, and are calculated using a price per unit of $82.79, the closing market price of the Company’s common stock as reported by the NYSE on the date of grant. Mr. Morelli also received a pro-rata grant of the annual director equity retainer upon joining the Board with a grant date fair value of $89.26 per share, which was the closing price of Xylem’s common stock on February 14, 2022 (date of grant). Assumptions used in the valuations are discussed in Note 16 to the Company’s audited consolidated financial statements for the year ended December 31, 2022, in the Annual Report on Form 10-K filed on Feb 24, 2023.

(3)

Amounts include the matching contributions to Xylem Watermark, our corporate social responsibility program, that Xylem made on behalf of the following directors in 2022 pursuant to our matching gift program: Ms. Beliveau-Dunn $2,000, Mr. Friel $10,000, Ms. Harker $1,500, Mr. Loranger $5,000, Mr. Peribere $3,000 and Mr. Morelli $3,000. The amounts also include the annual premium for group life insurance provided to non-employee directors described in “Indemnification and Insurance”, as follows: for Messrs. Loranger and Tambakeras $1,236, Messrs. Friel and Peribere $762, Dr. Mohapatra $515, Ms. Beliveau-Dunn $396, Ms. Harker and Mr. Yadav $258, Mr. Morelli $237, Mr. Gomez $108 and Ms. Tretikov $60.

(4)	Jorge M. Gomez resigned from the Board of Directors effective May 11, 2022.
(5)	Surya N. Mohapatra retired from the Board of Directors effective May 12, 2022

DIRECTOR STOCK AND OPTION AWARDS OUTSTANDING AT 2022 FISCAL YEAR END

The following table reflects stock awards for non-employee directors outstanding as of December 31, 2022 (no stock options were outstanding).

Name	Outstanding Stock Awards(1)	Outstanding Other Deferred Shares(2)
Jeanne Beliveau-Dunn(3)	1,812	5,736
Robert F. Friel(3)	2,627	5,662
Victoria D. Harker	1,812
Steven R. Loranger(3)	1,812	10,426
Mark D. Morelli (3)	1,812
Jerome A. Peribere	1,812
Markos I. Tambakeras	1,812
Lila Tretikov	1,812
Uday Yadav(3)	1,812
(1)	Amounts shown reflect unvested RSUs granted to non-employee directors for Board service in the 2022-2023 year, starting May 12, 2022.
(2)	The amounts shown reflect vested but deferred RSUs that the non-employee director previously elected to defer in Xylem's Deferred Compensation Plan for Directors.
(3)	The non-employee director elected to defer the 2022 stock award upon vesting in May 2023 to Xylem's Deferred Compensation Plan for Directors.

44  | Xylem 2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

This section describes the compensation programs and philosophy for our Named Executive Officers (“NEOs”) in 2022:

NEO	Position
Patrick K. Decker	President & Chief Executive Officer (“CEO”)
Sandra E. Rowland	Senior Vice President ("SVP") & Chief Financial Officer (“CFO”)
Dorothy G. Capers(1)	SVP & General Counsel (“GC”)
Hayati Yarkadas	SVP & President, Europe, Water Infrastructure (“WI”), and Global Services (“GS”)
Matthew F. Pine(2)	SVP & President, Americas, Applied Water Systems (“AWS”), and Measurement and Control
Solutions (“MCS”)

(1)   Ms. Capers joined the Company to serve as GC on February 7, 2022.

(2)   Mr. Pine was promoted to Chief Operating Officer effective January 1, 2023.

Executive Summary

Business Performance for 2022

Key Results for 2022

•     Revenue was $5.52 billion

•     Net Income was $355 million and Earnings Per Share was $1.96

•     Adjusted Net Income* was $516 million and Adjusted Earnings Per Share* was $2.85

•     Operating Cash Flow was $596 million and Free Cash Flow Conversion* was 80%

*Non-GAAP financial measures that exclude certain items. For a description and reconciliation of the items excluded from these measures, other than Free Cash Flow Conversion, relative to our reported GAAP financial results, please refer to pages 40-42 of Xylem’s Annual Report on Form 10-K for the year ended December 31, 2022. For a description and reconciliation of the items excluded from Free Cash Flow Conversion relative to our GAAP financial results, please refer to pages 12 and 17 of Xylem’s Current Report on Form 8-K filed on February 7, 2023 for the earnings release covering the fourth quarter and fiscal year ended December 31, 2022.

In 2022, we delivered on our top and bottom-line commitments with very strong performance based on commercial and operational execution, delivering solid growth in revenue and earnings, despite the impact of inflation and supply chain challenges on the business.

Key accomplishments in 2022 were as follows:

•

Drive Customer Success: We expanded our ability to solve water challenges with the launch of the Reservoir Center for Water Solutions in Washington DC, co-located with our new global Corporate Headquarters. This new center is a global collaboration hub for water sector stakeholders to address critical water and sustainability challenges and advance breakthrough solutions. We also unified our Americas commercial team to reduce business complexity, and enhance customer experience, including strengthening our partnership with utilities to help customers improve efficiency, outcomes and resilience.

•

Grow in Emerging Markets: We grew 7% in emerging markets through investments in fast-growing countries and accelerating in-region product development and localization capabilities. For example, we opened new offices in Nairobi, Kenya and Cairo, Egypt, to support our growing business across Africa. We also expanded our Vadodara, India manufacturing facility, enabling India to be a supply chain hub for the region and improving our cost and lead-time. We were also successful in actively managing a dynamic environment in China due to COVID lockdowns restricting project execution and site access.

•

Strengthen Innovation and Technology: We aligned our digital product roadmaps around customer segments to make it easier for customers to access the full breadth of our offerings. We launched our Xylem Innovation Labs Incubator and Accelerator Program and introduced Trial Reservoir – a partnership to help fund and scale breakthrough water technologies so they can reach the market faster.

Xylem 2023 Proxy Statement  |  45

•

Build a Continuous Improvement (“CI”) culture: We introduced company-wide CI white belt training to simplify how we work and solve problems faster, freeing up time to focus on work that matters most and creating value for customers. We delivered over $124 million in full-year productivity savings from procurement and CI efforts.

•

Cultivate Leadership and Talent Development: We were named one of the best Workplaces for Innovators by Fast Company, for using our scale to create rich cultures of innovation for employees across the enterprise. We introduced a monthly Xplore DE&I (diversity, equity and inclusion) discussion series, engaged more than 23% of our colleagues in our Employee Network groups, piloted a reverse mentoring program and modernized our benefits offerings for our colleagues, with a focus in the U.S. These results are designed to enable us to continue to attract and retain high-performing and diverse talent and create an inclusive and innovative culture.

•

Sustainability: We continued our progress toward our 2025 Sustainability Goals. We published Net Zero, the Race We All Win, with practical steps utilities can take to reduce greenhouse gas emissions. We set a new record for community impact with 87% of colleagues volunteering their time in their local communities. We contributed expertise, equipment, volunteer time and support to help disaster recovery efforts in recent crises including Pakistan flooding, hurricanes in Puerto Rico and the U.S., a typhoon in the Philippines, drought in Kenya, and the ongoing war in Ukraine.

CEO Pay-for-Performance Summary

The following graph illustrates CEO pay-for-performance alignment over the last five years. Xylem’s Total Shareholder Return (“TSR”) performance indexed to 2018 is compared with CEO compensation as disclosed in the Summary Compensation Table, excluding amounts reported in the "All Other Compensation" column (“SCT Pay”).

2022 Executive Compensation Highlights

Based on our executive total rewards philosophy, the LDCC took the following compensation actions in 2022:

•

Base Salary: The LDCC provided base salary merit increases of 2% to 6% for our NEOs based on a review of market median data and performance. See additional details in the “Our Executive Compensation Program” section under the “Base Salary” subsection.

•

Annual Incentive Compensation (“AIP”): Our AIP awards are linked to the Company’s annual financial performance and strategic objectives. For the 2022 performance year, the AIP continued to measure Team Performance with equal weighting for three key financial metrics, as well as individual performance objectives.

For performance metrics, Adjusted Earnings Before Interest Tax Depreciation and Amortization (“Adjusted EBITDA”) was selected to replace Adjusted Operating Income to provide alignment with Xylem’s primary external profitability metric (see definitions in “Elements of Our Executive Compensation Program – Overview” below on page 51).
Adjusted EBITDA measures profitability without impacts from capital additions or mergers and acquisitions and is often used by companies growing through acquisition, similar to Xylem’s strategy. We also increased the

46  | Xylem 2023 Proxy Statement

prominence of ESG metrics in the Individual Objective (“IO”) Performance Scores such as maintaining top 5% ranking in Sustainalytics, as well as goals for global diverse candidate slates for professional roles and year-over-year increase in US minority leadership representation through merit-based promotions and hiring.

For 2022, the LDCC approved a Team Performance score of 122% based on the overall performance against the financial metrics. Actual AIP awards for the NEO’s ranged from 122% to 127% of target and are described in detail in the “Our Executive Compensation Program” section under the “Annual Incentive Plan” subsection.

•

Long-Term Incentive Compensation: Our Long-Term Incentive Plan (“LTIP”) awards are designed to align executive pay with long-term value creation for our shareholders. The 2022 annual LTIP awards for NEOs included 25% Performance Share Units (“PSUs”) earned based on a 3-year TSR metric relative to the S&P 500 (excluding financial services companies), 12.5% PSUs earned based on a 3-year Return on Invested Capital (“ROIC”) metric, 12.5% PSUs earned based on a pre-set third year Revenue metric, 25% time-based Stock Options, and 25% time-based Restricted Stock Units (“RSUs”). We introduced Revenue as a metric to align with our efforts to build long-term value for shareholders by focusing on growth. The introduction of Revenue PSUs is balanced by reducing the weight on ROIC PSUs.

The value of 2022 LTIP awards for NEOs, as disclosed in the Summary Compensation Table, was set to generally align with market median and to reflect performance and long-term potential.

Additional details on LTIP awards are in the “Our Executive Compensation Program” section under the “Long-Term Incentive Plan” subsection.

2022 Advisory Vote to Approve Executive Compensation

Each year, the LDCC considers results from the annual shareholders advisory vote on executive compensation as well as feedback from shareholder engagement, when reviewing the design of executive compensation programs. At our 2022 Annual Meeting, our shareholders continued to express a high level of support (87.5%) for the compensation program for our NEOs. The LDCC believes this result conveyed our shareholders’ support of the existing executive compensation program designs.

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2022 Shareholder Engagement

Our Board values the input and insights of the Company’s shareholders and believes that effective Board-shareholder communication strengthens the Board’s role as an active, informed and engaged fiduciary. We make a concerted effort to engage with shareholders throughout the year to solicit their input on a range of topics related to executive compensation and governance matters. In 2022, we reached out to shareholders representing approximately 70% of our outstanding shares, which resulted in direct dialogue with shareholders holding approximately 26% of our outstanding shares. Our Board Chair participated in a number of these conversations. Our top shareholders generally expressed support for our executive compensation programs. We received positive feedback on the increased linkage of executive compensation to sustainability, especially the ESG PSUs granted in 2021, the balance of performance metrics in our annual and long-term incentive plans, and the pay and performance alignment.

The Board considered feedback from shareholders through the say-on-pay vote and direct engagement and as a result did not make any changes to the executive compensation program.

Best Practices

Our executive compensation program incorporates the following practices:

What We Do		What We Don’t Do
✓	Pay-for-Performance: A significant portion of our NEO pay is performance-based and variable.	✘	No Executive Perquisites: We do not provide any perquisites for our NEOs.
✓	Double-Trigger Change of Control Provision: We have adopted double-trigger vesting upon a change of control for our severance plans and LTIP awards.	✘	No Special Retirement Plan for NEOs: We do not provide any retirement benefits to NEOs, other than the benefits available to the broader population of salaried employees.
✓

Peer Group Selection: We conduct an annual review of our compensation peer companies (Peer Group) to validate and assess whether the number of companies is appropriate and each company remains comparable.

✘

No Tax Gross-Ups: Tax gross-ups are not provided except in the case of taxable relocation expenses or non-permanent international assignment support. We do not provide Section 280G excise tax gross-ups under our plans.

✓

Annual Compensation Risk Assessment: Annually, we conduct a global risk assessment of incentive-based compensation to identify any issues that could have a material adverse impact on the Company. No material adverse risks were identified in the 2022 annual compensation risk assessment.

		✘	No Fixed-Term Employment Contracts: We do not have a fixed-term employment contract with any of our NEOs.
✓

Balanced Compensation Design: Our executive compensation program is designed to align with the Company’s business strategy and shareholders’ interests in the context of market practices. We provide balanced short- and long-term incentives, cash and equity, and fixed and variable pay.

✘

No Re-pricing of Stock Options or Cash Buy-Outs of Underwater Stock Options: Our equity incentive plan prohibits the re-pricing or exchange of outstanding stock options that are priced above the prevailing market price with lower-priced stock options, stock or cash, without shareholder approval.

✓

Compensation Benchmarking: We conduct benchmarking exercises on a regular basis to validate that our compensation programs are competitive and include a balanced portfolio approach for fixed versus variable compensation.

✘

Prohibition on Pledging, Hedging and Shorting: We have an anti-shorting, pledging and hedging policy that prohibits our employees and directors from pledging Xylem securities, purchasing financial instruments, or otherwise engaging in transactions that are designed to or have the effect of hedging or offsetting any decrease in the market value of Xylem securities.

✓	Clawback Policy: We have a clawback policy that applies to both cash and equity performance-based compensation.
✓	Proactive Management of Share Utilization: Throughout the year, we regularly review and project share utilization to enable reasonable overhang and annual run rate levels.
✓	Stock Ownership Guidelines: All directors, NEOs and other senior leadership team members are expected to hold stock valued at a multiple of base salary/cash retainer.
✓	Insider Trading Policy: We have a robust insider trading policy.
✓	Engagement of an Independent Compensation Consultant: The LDCC engages an independent compensation consultant to advise on executive officer and director compensation matters.

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Our Executive Compensation Program

Philosophy and Objectives

Our executive compensation program is based on the following principles:

•

Linked to Our Strategy: Compensation should be simple, flexible and sustainable to support Xylem’s ongoing business transformation, including increasing our focus on technology, positioning us as a leader in integrating sustainability into our business strategy, and advancing our “One Company” execution.

•

Long Term: Design of compensation programs should reward executives for balanced long-term growth and profitability, emphasize pay-for-performance, and should be reasonable, fair, fully-disclosed and strongly-aligned with long-term shareholder value creation.

•

Market Competitive: Target compensation (base salary, target annual incentive compensation and target long-term incentive compensation) opportunities should generally reflect the market median (with flexibility on long-term incentive compensation, as needed, to attract, retain or motivate key talent), and may be adjusted for an individual’s performance, strategic impact, level of responsibility, potential, industry or functional expertise, tenure, internal pay equity, or special recruitment considerations for newly-hired executives. Actual compensation and incentive award payouts should vary with annual and long-term performance, both at the Company and individual level.

•	Avoids Excessive Risk: Compensation should be designed and structured so that unnecessary or excessive risk-taking behaviors are discouraged.

NEO Total Direct Compensation Mix

To align compensation levels for our NEOs with the Company’s performance and shareholder interests, our pay mix emphasizes variable compensation, including performance-based annual and long-term incentive awards. The following chart illustrates the 2022 target compensation mix for our NEOs. The percentages of total target compensation reflected in charts below were calculated using each NEO’s fiscal year 2022 base salary, target annual incentive compensation and target long-term incentive compensation.

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Compensation Benchmarking

Executive compensation is benchmarked using the compensation levels and practices for the NEOs at companies in our Peer Group and data from multiple broad-based compensation surveys. Each year, the LDCC reviews and selects companies to comprise the Peer Group for the next performance year based on the following criteria: business attributes, extent of global presence, revenue size, market capitalization and talent pool. In August 2021, the LDCC reviewed the Peer Group and made the decision to remove Itron, Inc. based on analysis against our Peer Group selection criteria. Our 2022 Peer Group includes the following companies:

2022 Peer Group		Xylem vs. Peer Group
Agilent Technologies, Inc.	Illinois Tool Works Inc.	USD Millions
Ametek, Inc.	Ingersoll Rand Inc.	Percentile	Revenue*	Market Capitalization**
Crane Co.	Lincoln Electric Holdings, Inc.	25th	$3.6	$7.6
Donaldson Company, Inc.	Parker-Hannifin Corporation	50th	$5.5	$20.1
Dover Corporation	Pentair Ltd.	75th	$7.6	$35.3
Enovis Corporation(1)	Rockwell Automation, Inc.
Flowserve Corporation	Roper Technologies, Inc.	Xylem	$5.5	$19.9
Fortive Corporation	Snap-On, Inc.	Percentile Rank	50%	50%
IDEX Corporation	TE Connectivity	* Based on reported GAAP revenues for the most recent four quarters ended on or prior to December 31, 2022. **As of December 31, 2022.

(1)   Previously Colfax Corporation.

In August 2022, the LDCC reviewed the current Peer Group and made the decision to remove Enovis Corporation for the 2023 performance year based on analysis against our Peer Group selection criteria.

2023 Peer Group		Xylem vs. Peer Group
Agilent Technologies, Inc.	Ingersoll Rand Inc.	USD Millions
Ametek, Inc.	Lincoln Electric Holdings, Inc.	Percentile	Revenue*	Market Capitalization**
Crane Co.	Parker-Hannifin Corporation	25th	$3.7	$8.3
Donaldson Company, Inc.	Pentair Ltd.	50th	$5.7	$21.2
Dover Corporation	Rockwell Automation, Inc.	75th	$7.9	$36.4
Flowserve Corporation	Roper Technologies, Inc.
Fortive Corporation	Snap-On, Inc.	Xylem	$5.5	$19.9
IDEX Corporation	TE Connectivity	Percentile Rank	47%	47%
Illinois Tool Works Inc.		* Based on reported GAAP revenues for the most recent four quarters ended on or prior to December 31, 2022. **As of December 31, 2022.

In addition to using the Peer Group for benchmarking NEO compensation, the LDCC uses data from multiple broad-based compensation surveys for assessing the competitiveness of our NEOs’ compensation. Survey data sources include Aon Hewitt’s Total Compensation Measurement, Willis Towers Watson’s Compensation Data Bank, and Mercer’s Executive Remuneration Survey. Each survey includes approximately 1,000 to 2,500 participants. The LDCC does not select the companies that participate in these broad-based surveys and does not consider the specific participants in the surveys as a factor in its compensation determinations. Available information regarding compensation levels at our Peer Group companies and in surveys is weighted equally in developing “market median” consensus data.

Our NEOs’ target compensation opportunity is designed to approximate the market median (with flexibility on long-term incentive compensation, as needed, to attract, retain or motivate key talent), and may be adjusted for other factors such as outstanding performance, strategic impact, level of responsibility, potential, industry or functional expertise, tenure, internal pay equity, or special recruitment considerations for newly-hired executives. Our NEOs’ actual compensation is intended to vary on a yearly basis in accordance with actual annual and long-term performance.

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Elements of Our Executive Compensation Program — Overview

Our executive compensation program offers a mix of compensation elements with a significant focus on variable pay. As an executive’s rank increases, the proportion of variable pay increases. There are three core elements of the compensation program for our NEOs for 2022:

Elements	Key Role		Purpose
Base Salary	•	Fixed component of compensation.	Designed to be competitive with our Peer Group, and the markets from which we recruit, allowing us to attract and retain the best talent.
Annual Incentive Plan	•	Variable component of compensation.	Designed to link pay to Xylem’s annual financial performance and strategic growth objectives, including our ESG priorities, as well as individual results.
	•	A cash incentive plan intended to recognize results in a single performance year.
Long-Term Incentive Plan	•	Variable component of compensation.	Designed to link pay to long-term performance, to align executive incentives with shareholder value, and to help facilitate stock ownership and share retention.
•

50% of the LTIP award is provided as PSUs based on a three-year relative TSR metric (25%), three-year absolute ROIC metric (12.5%), and pre-set third year Revenue metric (12.5%).

Revenue growth metric (12.5%).

	•	The other 50% of the LTIP award is provided as time-based RSUs (25%) and stock options (25%).
	•	The amount of the LTIP award is based on factors such as strategic impact of the role, potential, retention risks, performance and competitiveness with market median.

Base Salary

Base salary is a fixed and core element of our executive compensation program designed to be competitive in the marketplace in order to attract and retain the best talent. Key factors that help determine base salary include:

•	Level and consistency of individual performance.
•	Proficiency in the position, including skill set and knowledge for the position.
•	Tenure in the position.
•	Specific recruitment circumstances for newly-hired executives.

Base salaries are reviewed annually for potential merit increase. For 2022, the average global merit increase was 3.4%. In February 2022, the LDCC provided the following base salary increases for our NEOs based on a review of market median data.

Name(1)	2021 Base Salary ($)	2022 Base Salary ($)	Merit Increase %
Patrick K. Decker	1,125,000	1,150,000	2.2%
Sandy E. Rowland	714,000	728,280	2.0%
Hayati Yarkadas(2)	534,480	545,170	2.0%
Matthew F. Pine	510,000	540,600	6.0%

(1)  Ms. Capers joined the Company on February 7, 2022.

(2)  Converted from Swiss Francs (CHF) to US Dollars (USD).

Annual Incentive Plan (AIP)

Our AIP is a cash-based incentive program designed to link compensation to Xylem’s annual financial performance and strategic growth objectives, including our ESG priorities, as well as individual results.

The “Target AIP Award” opportunity for our NEOs (expressed as a percentage of base salary) is set to generally align with market median. Actual “AIP Payout” is determined as follows:

Base Salary ($)	X	Target AIP Award (% of Salary)	X	(	Team Performance (Weighted 75%)	+	Individual Performance (Weighted 25%))	=	AIP Payout ($)

Each AIP performance metric and the overall AIP award is capped at 200% of target and results are interpolated between points for Team Performance results.

For continuing NEOs, the 2022 AIP target awards as a percentage of base salary were unchanged from 2021.

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Team Performance Metrics (75%)

For 2022, financial metrics were selected to reflect the importance of top line growth, profit and management of free cash flow as the foundation for building shareholder value.

The performance targets for the financial metrics were based on internal operating plans that were established taking into consideration the midpoint of the 2022 guidance we communicated to shareholders. This supports performance targets that are challenging, but achievable in order to motivate our NEOs and broader employee base.

Definition, weighting and payout percentage for each performance metric based on actual performance relative to target performance are summarized below:

			Actual Performance vs. Target for Payout Levels
Metric	Weighting	Target	Below Threshold (0% of Target)	Threshold Payout (50% of Target)	Target Payout (100% of Target)	Maximum Payout (200% of Target)
Organic Revenue (1)	25%	$5,330MM	<95.7% of Target	95.7% of Target	100% of Target	103.3% of Target
Adjusted EBITDA (2)	25%	$932MM	<90% of Target	90% of Target	100% of Target	105% of Target
Free Cash Flow Conversion (3)	25%	100%	<80%	80%	100%	140%

(1)	Defined as revenue excluding the impact of fluctuations in foreign currency translation as compared to target and contributions from acquisitions and divestitures.
(2)

Defined as earnings before interest, taxes, depreciation and amortization expense, adjusted to exclude share-based compensation charges, restructuring and realignment costs, special charges and gain or loss from sale of businesses. Adjusted EBITDA replaced Adjusted Operating Income in 2022 which is defined as operating income, adjusted to exclude restructuring and realignment costs and special charges.

(3)

Defined as Free Cash Flow (net cash from operating activities less capital expenditures, as reported in the Statements of Cash Flows) divided by net income, excluding the gain on sale of businesses and other significant non-cash impacts, such as non-cash impairment charges and significant deferred tax items. Our definition of free cash flow conversion does not consider certain non-discretionary cash payments, such as debt.

Individual Objectives (“IO”) (25%)

For 2022, financial and non-financial IOs for NEOs were used to align closely with the Company’s Core Strategic Pillars and Sustainability Framework, as described in the Proxy Statement Summary.

IO scores are designed to be differentiated based on the assessment of the individual’s performance against IOs. There is no specific weighting assigned to each goal and the evaluation is non-formulaic. From a design perspective, actual IO scores can range from 0% to 200% of target. Higher IO scores are intended to be given to individuals with the highest performance relative to their financial and non-financial strategic objectives; and the lowest IO scores are intended to be given to individuals who have underperformed relative to their financial and non-financial strategic objectives. Each year, management and, in the case of the NEOs, the LDCC review the distribution and range of IO scores.

To emphasize total Xylem performance and align the overall pool with business results, the Company funded the IO portion of the AIP award pool based on the 2022 overall Team Performance results with a floor of 90% of target. The IO pool funding floor recognizes that there may be significant performance contributions to current and future results even if current year Team Performance based on our three financial metrics is below 90%. From a design perspective, individual IO scores can still range from 0% to 200%, keeping within the IO pool funding in total, and as such no portion of the AIP award is guaranteed to be paid.

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2022 AIP Awards Paid in 2023

The LDCC evaluated Xylem’s actual Team Performance against the pre-established metrics and considered the following results in determining the actual Team Performance score, overall IO funding, and awards for NEOs:

Team Performance Metrics	Weighting	2022 Target Performance	2022 Actual Performance	Actual vs. Target	Actual Payout %
Organic Revenue ($MM)	25%	5,330	5,698	106.9%	200%
Adjusted EBITDA ($MM)	25%	932	940	100.9%	117%
Free Cash Flow Conversion	25%	100%	80%	-20.0%	50%
Team Performance Score:					122%

For 2022, we overachieved our revenue growth and EBITDA metric based on strong commercial and operational performance. We fell short of target for free cash flow conversion performance primarily due to increased inventory level needs due to continued supply chain challenges. The performance above resulted in a Team Performance score of 122% and an overall Company IO funding of 122%.

The LDCC reviewed the NEOs’ performance in 2022. Each NEO had IOs that were closely linked to the strategic priorities listed above under “Individual Objectives” and included the following, as applicable:

•	Deliver 2022 financial targets for revenue, EBITDA, and free cash flow conversion;
•

Continue to deploy the Xylem strategy to drive customer success, grow in emerging markets, build a culture of continuous improvement, strengthen innovation and technology, cultivate leadership and talent development, and integrate sustainability into everything we do;

•	Advance our progress in ESG results especially in the areas of sustainability, Watermark, diversity, equity and inclusion, and safety; and
•	Drive strategic inorganic growth by developing M&A opportunities of scale to advance Xylem’s industrial water strategy.

In February 2023, the LDCC determined the 2022 AIP payouts for all NEOs. In determining IO performance scores for NEOs, the LDCC considered the management team’s strong performance in exceeding its overall financial commitments for 2022 (Team Performance score of 122%) and in delivering against non-financial dimensions, especially in sustainability efforts: maintained top 5 rank in the Sustainalytics Index rating, achieved global diverse slates goal for professional roles, and achieved the year-over-year increase goal in US minority leadership representation. The LDCC decided to award Mr. Decker an IO performance score of 110% which recognizes management’s delivery of financial and non-financial goals, as well as Mr. Decker’s strategic leadership on the Evoqua transaction. Mr. Pine and Mr. Yarkadas both were awarded IO performance scores of 115% to recognize their leadership in driving superior results in the Applied Water Systems and Water Infrastructure segments, respectively, as well as the important progress that was achieved in 2022 along non-financial, cultural dimensions such as diversity, equity and inclusion, managing supply chain and impacts from geopolitical tension, and Watermark. The LDCC decided to award both Ms. Rowland and Ms. Capers IO performance scores of 100% to recognize their leadership and meaningful contributions in their individual functional areas.

The following table summarizes the actual AIP awards paid to the NEOs in March 2023:

Name	Base Salary ($)	Target AIP Award (% of Salary)	Target Annual Incentive ($)	Range of Potential Payouts Based on Team & Individual Results ($)	Total Team & Individual Performance Score (%)	Actual AIP Payout ($)
Patrick K. Decker	1,150,000	125%	1,437,500	0 - 2,875,000	125%	1,797,594
Sandra E. Rowland	728,280	80%	582,624	0 - 1,165,248	122%	710,801
Dorothy G. Capers	525,000	65%	341,250	0 - 682,500	122%	416,325
Hayati Yarkadas	545,170	75%	408,877	0 - 817,754	127%	517,536
Matthew F. Pine	540,600	75%	405,450	0 - 810,900	127%	513,198

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Long-Term Incentive Plan

Our LTIP is designed to link an executive’s compensation to long-term shareholder value creation. The 2022 LTIP awards for NEOs included the following components:

Components	% of Award	Vesting Period	Rationale
PSUs	50%	Performance-based vesting that cliff vests at the end of three years.

Three balanced performance criteria (relative TSR, absolute ROIC and Revenue) are designed to provide pay-for-performance linkage. Cliff vesting supports long-term alignment with shareholder value and retention of the Company’s NEOs.

RSUs	25%	Time-based vesting in three annual installments.	Three-year vesting supports long-term alignment with shareholders, in conjunction with our stock ownership guidelines, and retention of the Company’s NEOs.
Stock Options	25%	Time-based vesting in three annual installments.

Three-year vesting supports long-term alignment with shareholder value and retention of the Company’s NEOs. Actual value materializes only if the share price appreciates over the stock options’ exercise price before the stock options expire. Supports share price performance and long-term alignment with shareholder value creation over the ten-year life of the option.

PSU awards underscore our pay-for-performance philosophy, provide alignment with key long-term financial metrics and strengthen the performance-based aspects of our compensation program for executive officers and other direct reports to the CEO. The LDCC also considers RSUs and stock options to be performance-based, at-risk pay because their value depends on stock price fluctuation. The mix and balance of LTIP awards were chosen based on the LDCC’s belief in performance-based compensation elements in the context of the Company’s business strategy, as well as market trends and relevant practices among peer companies. The target LTIP award value for each NEO is established each year to be generally in alignment with the market median value for long-term incentives, but also considers potential, performance, retention, and certain other considerations. Despite the significant negative impacts from the COVID-19 pandemic on the ROIC component of the LTIP awards (granted in 2020), the LDCC did not make any adjustments to the outstanding PSU awards to mitigate the impact of the COVID-19 pandemic.

Performance Share Units

PSUs are stock awards that are settled in shares of Xylem’s common stock subject to three-year cliff vesting and performance requirements. New for 2022, Revenue was introduced as a metric since it aligns with our efforts to build long-term value for shareholders by focusing on growth.

Key elements of the 2022 PSU awards are as follows:

•

Relative TSR (rTSR): 50% of the PSUs were granted at target (100%) with actual payout (0%-175% of the target number of shares) based on three-year Xylem rTSR relative to companies in the S&P 500 Index (excluding financial services companies). We believe rTSR helps us to further align with shareholder interests, and along with ROIC and Revenue, provides a balanced approach to address both internal and external performance. The potential payout levels (as a percentage of the target number of shares) based on actual performance are summarized below (results are interpolated between Threshold - Target and Target - Maximum):

Performance Level	2022-2024 Relative TSR Rank	Payout as a % of Target*
Maximum	75th Percentile and Above	175%
Target	50th Percentile	100%
Threshold	25th Percentile	25%
Below Threshold	Below 25th Percentile	0%

*  Payouts are capped at 100% to target if Xylem’s 2022-2024 TSR is negative.

The LDCC selected the companies in the S&P 500 Index (excluding financial services companies) as the benchmark for rTSR in order to reflect the broader investment focus of our shareholders. Similar to the multiple broad-based compensation surveys in our compensation benchmarking, the S&P 500 is not a self-selected customized benchmark and provides a more comprehensive and relevant comparison for our stock price performance.

•

ROIC: 25% of the PSUs were granted at target (100%) with actual payout (0%-175% of the target number of shares) contingent upon the achievement of a three-year absolute ROIC performance target. We believe ROIC is a metric that aligns with our efforts to build long-term value for shareholders by focusing on the effective allocation of capital. The ROIC performance target for the 2022-2024 performance cycle was designed to be sufficiently

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challenging and aligned with the Company’s strategic plan and historical performance. Potential payout levels as a percentage of target based on actual performance are summarized below (results are interpolated between Minimum - Target and Target – Maximum; no payout if results are below Minimum):

Performance Level	2022-2024 ROIC*	Payout as a % of Target
Maximum	12.60%	175%
Target	11.70%	100%
Minimum	10.50%	50%

*Defined as the three-year average tax-effected adjusted earnings (adjusted to exclude share-based compensation, restructuring and realignment and special charges) before interest and amortization less interest on excess cash, divided by the 13-point (quarterly end) average adjusted invested capital (total assets less non-interest bearing short-term liabilities adjusted for acquisitions) less excess cash. Impact of unplanned acquisitions that are not debt-funded or stock-funded is excluded in the year of acquisition, but included in the remaining performance period, except for the purchase accounting and related transaction and integration costs.

•

Revenue: 25% of the PSUs were granted at target (100%) with actual payout (0%-175% of the target number of shares) contingent upon the achievement of a pre-set third year revenue target. We believe Revenue is a metric that aligns with our efforts to build long-term value for shareholders by focusing on growth. The Revenue performance target for the 2022-2024 performance cycle was designed to be sufficiently challenging and aligned with the Company’s strategic plan and historical performance. The 2024 target Revenue represents a 5% CAGR over 2021 actual. Potential payout levels as a percentage of target based on actual performance are summarized below (results are interpolated between Minimum - Target and Target – Maximum; no payout if results are below Minimum):

Performance Level	2024 Revenue	Payout as a % of Target
Maximum	$6,364MM	175%
Target	$5,920MM	100%
Minimum	$5,501MM	50%

Key elements of the 2022 PSUs were as follows:

•	Earned PSUs will be settled in shares upon vesting.
•	Holders of PSUs do not have voting rights.
•	Dividend equivalents are accrued and paid in cash only if and to the extent PSUs vest.
•	If an employee resigns or is terminated prior to vesting, the PSUs are forfeited entirely.
•	If an employee qualifies for retirement, dies or becomes disabled, a pro-rated portion of the PSUs vests based on actual performance.
•

PSUs will vest in full (assuming target performance) upon termination of employment by the Company without cause or by the employee for good reason within two years of a change of control, or if the buyer does not assume or replace the awards in connection with a change of control.

In February 2023, the LDCC determined payouts for the 2020 PSUs for all NEOs. The 2020 PSUs were earned at 81.5% of target based on performance over the 2020-2022 performance period as shown below.

Status of 2020 PSU Award for Completed Performance Cycle in 2022

Performance Metric	Performance Level	Payout	Actual Result	Actual Payout
ROIC	Maximum: 13.3% Target: 12.4% Minimum: 11.2%	175% 100% 0%	10.2%	0%
rTSR	Maximum: 75th Percentile Target: 50th Percentile Threshold: 25th Percentile	175% 100% 25%	71st Percentile	163%
			Total Final Payout: 81.5% of target

One-Time Special ESG PSU Award

As disclosed in our 2022 Proxy, in 2021 the Company augmented its sustainability-linked compensation for all of our NEOs, as well as a broader group of executives, with a special, one-time grant of PSUs with targets that are based on five

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of our 2025 Sustainability Goals. Upon joining the company, Ms. Capers received a pro-rated ESG PSU award. For more details, see the “Grants of Plan-Based Awards” section.

Restricted Stock Units

RSUs are stock awards that are settled in shares of Xylem’s common stock subject to vesting requirements.

Key elements of the 2022 RSU awards were as follows:

•	RSUs awarded as part of the annual LTIP award vest in three equal annual installments.
•	RSUs will be settled in shares upon vesting.
•	Holders of RSUs do not have voting rights.
•	Dividend equivalents are accrued and paid in cash only upon vesting/settlement of the awards.
•	If an employee resigns or is terminated prior to vesting, the RSUs are forfeited entirely.
•	If an employee qualifies for retirement, a pro-rated portion of the RSUs vest and applicable dividends will be paid upon retirement.
•	If an employee dies or becomes disabled, the RSUs vest in full.
•

RSUs will vest in full upon termination of employment by the Company without cause or by the employee for good reason within two years of a change of control, or if the buyer does not assume or replace the awards in connection with a change of control.

Stock Options

Non-qualified stock options permit participants to purchase shares of Xylem’s common stock in the future at a price equal to the stock’s value on the date the stock options were granted, which is the stock option exercise price.

Key elements of the 2022 non-qualified stock option awards were as follows:

•	Stock options vest in three equal annual installments with a 10-year term and cannot be exercised prior to vesting.
•

If an employee resigns or is terminated prior to vesting, the unvested portions of the stock options are forfeited entirely. The vested portions of the stock options expire the earlier of three months following the termination date or the original expiration date.

•

If an employee qualifies for retirement, a pro-rated portion of the unvested stock options vest and remain exercisable until the earlier of three years following the retirement date or the original expiration date.

•

If an employee dies or becomes disabled, the unvested portions of the stock options vest in full and remain exercisable until the earlier of three years following the death or disability date or the original expiration date.

•

The unvested stock options will vest in full upon termination of employment by the Company without cause or by the employee for good reason within two years of a change of control, or if the buyer does not assume or replace the awards in connection with a change of control.

Earnings Black-Out Period and Timing of Stock-Based Grants

The Company typically closes the window for insiders to trade in the Company’s securities in advance of, and for a period of time immediately following, earnings releases because the Company and insiders may be in possession of material non-public information. LTIP award decisions for NEOs are typically made at the annual first quarter meeting of the LDCC. LTIP awards may be granted at a time when the Company is in possession of material non-public information. However, the LDCC does not consider the possible possession of material non-public information when it determines the number, price or timing of LTIP awards granted. Rather, the LDCC uses market competitive data, potential, individual performance, retention and certain other considerations when it grants equity awards under the LTIP. In general, LTIP awards are granted to NEOs, other executives, and directors on the approved grant effective date, during an open trading window. For new hire NEOs, LTIP awards are granted on the later of the LDCC approval date or the start of employment.

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Additional Compensation Elements

The primary focus of our executive compensation program is on base salary, AIP and LTIP awards, but we also provide other limited benefits that are market-competitive and deemed necessary to attract, motivate and retain a high-quality management team.

Retirement and Benefit Plans

NEOs (excluding Mr. Yarkadas) participate in the same U.S. retirement and benefit plans as the broader population of salaried employees, as applicable.

•

Retirement plans generally include the tax-qualified retirement savings plan, the non-qualified retirement savings plan, and the deferred compensation plans. We do not provide defined benefit retirement plans to the broader U.S. salaried population.

•	Benefit plans generally include group medical and dental coverage, group life insurance, group accidental death and dismemberment insurance, and short- and long-term disability insurance.

Mr. Yarkadas participates in the same Switzerland retirement plan as the broader population of salaried employees, as applicable.

Executive Perquisites

The Company does not provide any perquisites to NEOs with the exception that Mr. Yarkadas is eligible for and receives a car allowance on terms consistent with select other employees located in Switzerland.

Severance Plan Arrangements

Xylem offers severance plan arrangements to provide transitional assistance to NEOs who are terminated from the Company either without cause or following a change of control. Xylem maintains two severance plans for its senior executives - the Xylem Senior Executive Severance Pay Plan and the Xylem Special Senior Executive Severance Pay Plan. These plans are described in more detail in the “Potential Post-Employment Compensation” section.

COMPENSATION Decision-Making Process

Role of the Leadership Development & Compensation Committee

The LDCC is responsible for designing elements of our compensation program to enable the Company to attract, motivate and retain executive and other top talent critical to our long-term success. The LDCC reviews management performance, internal succession planning, executive development and talent management programs and initiatives, including diversity, equity and inclusion, on a regular basis. Its role includes providing overall direction of total rewards philosophy and overseeing the total rewards programs for our NEOs and our broader executive population. The LDCC annually reviews NEOs’ compensation to see that it properly aligns with the Company’s strategic and business objectives and maintains a strong link to shareholder value creation. During the first quarter of each year, the LDCC reviews performance for the prior three-year period when determining PSU payout and annual performance for the prior year when determining AIP payout and approves compensation actions (currently in February), including payout of performance-based incentives for the prior performance cycles, base salaries, AIP targets and LTIP target awards for the current year. The LDCC is provided with tally sheets, which provide a comprehensive picture of an NEO’s total compensation and context for making pay decisions. The LDCC establishes the total compensation for NEOs after seeking input from management and its independent compensation consultant regarding individual NEOs’ performance. CEO compensation decisions are determined by the LDCC, with input from the Board, based on performance against objectives and market benchmarking factors. The LDCC also has oversight of the establishment and administration of executive benefit programs and severance policies. For a full discussion of LDCC authority and responsibilities, see the LDCC charter that is on our website at www.xylem.com, under "About Xylem,” then “Investors” and then “Corporate Governance.”

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Role of the Compensation Consultant

The LDCC has retained Pearl Meyer as its independent compensation consultant each year since 2011. In fiscal year 2022, Pearl Meyer only performed executive officer and director compensation services at the direction of the LDCC. Prior to engaging Pearl Meyer each year, the LDCC reviews Pearl Meyer’s independence. The LDCC has determined that Pearl Meyer is independent and Pearl Meyer’s work does not raise any conflicts of interest pursuant to the SEC’s rules and the NYSE listing standards. In 2022, at the request of the LDCC, Pearl Meyer attended all regular LDCC meetings and also met with the LDCC without management present at these meetings. Pearl Meyer provided the LDCC with assessments of and recommendations on our executive compensation philosophy and program design, and assisted with the selection of our Peer Group. At the direction of the LDCC, Pearl Meyer also worked with management to review the results of the annual executive benchmarking exercise, as well as the results of the benchmarking exercise of our non-employee director compensation program. The LDCC has sole authority to retain and terminate the compensation consultant, and is directly responsible for overseeing and compensating the consultant.

In 2022, the LDCC also retained Veritas Partners, a Pearl Meyer affiliate, to provide advisory services with respect to senior leadership development and succession. The LDCC performed a governance and independence assessment and found no issues or concerns.

Role of Management

Management routinely provides the LDCC with current and projected results of performance-based compensation plans, and external data that the LDCC may consider in making decisions around total rewards for NEOs. At the request of the LDCC, Committee meetings are regularly attended by the CEO, the Senior Vice President, Chief People & Sustainability Officer and the Vice President, Global Compensation, Benefits & Wellness. Management is responsible for leading discussions about the Company’s performance, succession planning, leadership development and total rewards programs. The CEO makes recommendations to the LDCC regarding total compensation to be paid to the Company’s executive officers and other senior leadership team members, other than himself, but all decisions are ultimately made by the LDCC.

Additional Information

Change of Control Agreements

Our NEOs do not have stand-alone change of control agreements. However, many of the Company’s short- and long-term incentive plans, severance arrangements and non-qualified deferred compensation plans provide additional or accelerated benefits in connection with a change of control. These benefits are described in detail in the “Potential Post-Employment Compensation” section. The Company does not provide any tax gross-ups related to Section 280G of the IRC.

Consideration of Tax and Accounting Impacts

The LDCC annually reviews and considers the deductibility of the compensation paid to our executive officers, which includes each of the NEOs. Compensation paid to our executive officers in excess of $1 million is generally not deductible as a result of Section 162(m) of the tax code. The LDCC believes that its primary responsibility is to provide a compensation program that attracts, retains, motivates and rewards the executive talent necessary for our success. Consequently, the LDCC may pay or provide compensation that is not tax deductible or is otherwise limited as to tax deductibility.

Clawback Policy

We have a policy that provides for recoupment of both cash and equity performance-based compensation if our Board determines that an executive officer or other senior leadership team member has engaged in fraudulent or willful misconduct that caused or otherwise contributed to the need for a material restatement of financial statements previously issued by the Company. We intend to timely update our policy as necessary to comply with the NYSE’s final listing standards implementing the Dodd-Frank Wall Street Reform and Consumer Protection Act clawback requirements and related SEC rules, as appropriate.

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SUMMARY COMPENSATION TABLE

The following table summarizes the compensation for our NEOs.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Patrick K. Decker	2022	1,146,154	—	4,406,169	1,562,505	1,797,594	1,236,443	10,148,865
President and	2021	1,118,616	—	6,225,020	1,499,996	1,420,313	177,725	10,441,670
Chief Executive Officer	2020	973,077	—	4,965,027	1,500,007	1,237,500	154,740	8,830,352
Sandra E. Rowland	2022	726,083	—	1,198,503	425,004	710,801	100,582	3,160,973
SVP and Chief Financial Officer	2021	710,231	—	1,763,607	425,001	576,912	77,229	3,552,980
	2020	133,538	—	1,444,904	424,997	504,000	38,252	2,545,692
Dorothy G. Capers	2022	464,423	600,000	765,549	156,258	416,325	104,031	2,506,587
SVP and General Counsel
Hayati Yarkadas(6)	2022	543,388	—	846,034	300,005	517,536	115,920	2,322,884
SVP and President,	2021	556,117	—	933,774	224,994	433,206	94,066	2,242,156
Europe, WI and GLS	2020	379,072	—	947,618	224,996	359,775	71,493	1,982,954
Matthew F. Pine	2022	535,892	—	846,034	300,005	513,198	73,436	2,268,567
SVP and President,	2021	507,308	—	1,141,233	274,990	395,983	54,197	2,373,711
Americas, AWS and MCS	2020	336,538	—	3,852,467	2,275,000	337,500	40,442	6,841,948
(1)	The amount represents a sign-on cash award to offset forfeited near term vesting equity award with prior employer.
(2)

Amounts represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for the PSU and RSU awards. Assuming the maximum performance is achieved for the 2022 PSU award, the maximum grant date fair value is $4,976,489 for Mr. Decker; $1,353,564 for Ms. Rowland; $955,532 for Mr. Yarkadas; $955,532 for Mr. Pine; and $622,531 for Ms. Capers. A discussion of the awards and assumptions used in calculating the 2022 values may be found in Note 16 to the Consolidated Financial Statements in the Company’s 2022 Annual Report on Form 10-K for the year ended December 31, 2022, filed on February 24, 2023.

(3)

Amounts represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for the stock option awards. A discussion of assumptions used in calculating the values of 2022 stock option awards may be found in Note 16 to the Consolidated Financial Statements in the Company’s 2022 Annual Report on Form 10-K for the year ended December 31, 2022, filed on February 24, 2023.

(4)	Amounts represent AIP awards earned for each performance year.
(5)	Amounts represent items specified in the “All Other Compensation Table” below.
(6)

Mr. Yarkadas is based in Switzerland and his cash compensation (salary, AIP and All Other Compensation) are provided in Swiss Francs. We converted his 2022 cash compensation to U.S. dollars based on the daily average exchange rate of $1.048 for 1.000 Swiss Franc during 2022.

ALL OTHER COMPENSATION TABLE

Name	Company Contribution to Tax-Qualified Retirement Savings Plan ($)(a)	Company Contribution to Non-Qualified Retirement Savings Plan ($)(b)	Other ($)(c)	Total All Other Compensation ($)
Patrick K. Decker	21,350	184,712	1,030,381	1,236,443
Sandra E. Rowland	21,350	79,232	—	100,582
Dorothy G. Capers	21,350	40,302	42,379	104,031
Hayati Yarkadas	—	—	115,920	115,920
Matthew F. Pine	21,350	52,086	—	73,436

(a)	These amounts include contributions in fiscal year 2022, as well as contributions for the 2022 AIP award earned in 2022 and paid in 2023.
(b)

These amounts include contributions in fiscal year 2022, as well as contributions for the 2022 AIP award earned in 2022 and paid in 2023. Xylem contributions are unfunded and participants have access to the same investment funds available to participants in the tax-qualified retirement savings plan.

(c)

Xylem moved its global headquarters to Washington, DC in 2022 because it is an important global crossroads for water-related stakeholders. It is also the home of our Reservoir Center for Water Solutions, a global collaboration hub for stakeholders to address critical water and sustainability challenges and advance breakthrough solutions. This decision required certain corporate executives to be based at the global headquarters in Washington, DC, including Mr. Decker and Ms. Capers who relocated to DC at the Company’s request in 2022. Both received relocation benefits consistent with Xylem’s U.S. Domestic Relocation Policy, applicable to any U.S. employee who is required to relocate. Per the policy, the Company covers expenses related to home sale, new home purchase, moving of household goods, temporary living, and associated taxes; the policy also provides a one-time miscellaneous allowance. For Mr. Decker, the amount consists of customary expenses related to selling his former residence ($315,000 in broker fee, $146,000 in transfer tax, and $3,011 in legal fees), house hunting expense for new residence ($3,013), moving household goods ($36,700), temporary living ($5,447), associated tax ($511,210), and one-time miscellaneous allowance ($10,000). For Ms. Capers, the total relocation benefit for the headquarters move was $118,657, of which $42,379 was incurred in 2022 as disclosed in the table above and $76,278 incurred in 2023. The total relocation benefit consists of expenses related to purchasing a new home (house hunting expense of $1,131 and $21,041 in closing cost), moving of household goods ($38,562), associated tax ($47,923), and one-time miscellaneous allowance ($10,000). The amount for Mr. Yarkadas includes car ($22,375), child and education allowances and retirement contributions ($69,899) aligned with local country policy.

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GRANTS OF PLAN-BASED AWARDS

The following table provides information regarding equity and non-equity awards made to our NEOs during the year ended December 31, 2022.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or Units (#)(3)	Options (#)(4)	Awards ($/Sh)(5)	Awards ($)(6)
Patrick K. Decker		0	1,437,500	2,875,000							—
PSU - TSR	3/1/22				0	18,009	31,516				1,281,160
PSU - ROIC	3/1/22				0	9,005	15,759				781,274
PSU - REV	3/1/22				0	9,005	15,759				781,274
RSU	3/1/22							18,009			1,562,461
Option	3/1/22								78,676	86.76	1,562,505
Sandra E. Rowland		0	582,624	1,165,248							—
PSU - TSR	3/1/22				0	4,899	8,573				348,515
PSU - ROIC	3/1/22				0	2,449	4,286				212,475
PSU - REV	3/1/22				0	2,449	4,286				212,475
RSU	3/1/22							4,899			425,037
Option	3/1/22								21,400	86.76	425,004
Dorothy G. Capers		0	341,250	682,500
PSU - TSR	3/1/22				0	1,801	3,152				128,123
PSU - ROIC	3/1/22				0	900	1,575				78,084
PSU - REV	3/1/22				0	900	1,575				78,084
PSU - ESG	3/1/22				0	1,441	1,441				125,021
RSU	3/1/22							4,106			356,237
Option	3/1/22								7,868	86.76	156,258
Hayati Yarkadas		0	408,877	817,754							—
PSU - TSR	3/1/22				0	3,458	6,052				246,002
PSU - ROIC	3/1/22				0	1,729	3,026				150,008
PSU - REV	3/1/22				0	1,729	3,026				150,008
RSU	3/1/22							3,458			300,016
Option	3/1/22								15,106	86.76	300,005
Matthew F. Pine		0	405,450	810,900							—
PSU - TSR	3/1/22				0	3,458	6,052				246,002
PSU - ROIC	3/1/22				0	1,729	3,026				150,008
PSU - REV	3/1/22				0	1,729	3,026				150,008
RSU	3/1/22							3,458			300,016
Option	3/1/22								15,106	86.76	300,005
(1)

Amounts reflect the annualized minimum, target and maximum payment levels, respectively, if an award payout is achieved under the 2022 AIP described under “Compensation Discussion and Analysis - Annual Incentive Plan.” These potential payments are based on achievement of specific performance metrics and are completely at risk.

The amount under Threshold shown is 0% of the Target amount, which is comprised of the Team Performance and IO components. Team Performance payouts begin at 50% of the Target amount if the Threshold payout level is met. If the Threshold payout level is not met, no award will be paid. Based on design, IO payout can range from 0% to 200%.

(2)

Amounts reflect the number of PSUs granted in 2022, which was determined using the closing price of Xylem stock on the grant date. The lines represent the normal 2022 annual awards which vest in full at the end of the three-year restriction period following the grant - March 1, 2022 (“Annual Grant Date”) - to the extent that they are earned based on pre-set relative TSR, ROIC, and Revenue performance goals and provided that the executive remains an employee as of the vesting date. For Ms. Capers, the PSU - ESG line represents the special, one-time ESG PSU grant (similar to award provided to other NEOs in 2021) which had a grant date of March 1, 2022, and a vest date of March 1, 2026.

(3)

Amounts reflect the number of RSUs granted in 2022, which was determined using the closing price of Xylem stock on the grant date. The 2022 annual awards vest in three equal installments on each of the first, second, and third anniversaries of the grant date provided that the executive remains an employee as of the vesting date. For Ms. Capers, the amount is inclusive of a $200,000 sign-on award to offset forfeited equity award with the prior employer.

(4)

Amounts reflect the number of stock options granted in 2022, which was determined using the binomial lattice value on the grant date. These awards vest in three equal installments on each of the first, second, and third anniversaries of the grant date provided that the executive remains an employee as of each vesting date. The options expire ten years after the grant date.

(5)	The stock option exercise price equals the closing price of Xylem stock on the grant date.
(6)	Amounts in this column represent the grant date fair value computed in accordance with FASB ASC Topic 718 for PSU, RSU and stock option awards granted to the NEOs in 2022.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information regarding all outstanding stock options, unvested RSU and PSU awards held by each NEO as of December 31, 2022.

	Option Awards					RSU Awards		PSU Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)(3)	Market Value of Shares or Units of Stock that Have Not Vested ($)(4)	Number of Unearned Shares or Units of Stock that Have Not Vested (#)(5)	Market Value of Unearned Shares or Units of Stock that Have Not Vested ($)(4)
Patrick K. Decker	3/17/14	56,298	—	36.81	2/25/24	34,161	3,777,182	159,376	17,622,204
	2/24/15	199,297	—	35.96	2/24/25
	2/24/16	138,581	—	37.47	2/24/26
	2/21/17	126,761	—	48.33	2/21/27
	2/21/18	85,128	—	75.18	2/21/28
	2/20/19	87,925	—	74.07	2/20/29
	2/27/20	61,760	31,815	80.66	2/27/30
	3/1/21	21,337	43,318	102.23	3/1/31
	3/1/22	—	78,676	86.76	3/1/32
Sandra E. Rowland	11/2/20	15,278	7,870	88.59	2/27/30	9,315	1,029,960	43,670	4,828,592
	3/1/21	6,046	12,273	102.23	3/1/31
	3/1/22	—	21,400	86.76	3/1/32
Dorothy G. Capers	3/1/22	—	7,868	86.76	3/1/32	4,106	454,000	7,743	856,144
Hayati Yarkadas	5/7/20	—	6,076	63.55	2/27/30	7,473	826,290	27,781	3,071,745
	3/1/21	3,201	6,497	102.23	3/1/31
	3/1/22	—	15,106	86.76	3/1/32
Matthew F. Pine	5/7/20	7,208	7,427	63.55	2/27/30	22,781	2,518,895	31,263	3,456,750
	5/7/20	91,845	54,011	63.55	5/7/30
	3/1/21	3,912	7,941	102.23	3/1/31
	3/1/22	—	15,106	86.76	3/1/32
(1)	All stock option awards vest in three equal installments over the three-year period following the grant date.
(2)	The following table provides the vesting schedule (vesting typically occurs on the applicable anniversary of the grant date):

	Grant	Vesting Schedule (#)
Name	Date	2023	2024	2025
Patrick K. Decker	2/27/20	31,815	—	—
	3/1/21	21,336	21,982	—
	3/1/22	25,964	25,963	26,749
Sandra E. Rowland	11/2/20	7,870	—	—
	3/1/21	6,045	6,228	—
	3/1/22	7,062	7,062	7,276
Dorothy G. Capers	3/1/22	2,597	2,596	2,675
Hayati Yarkadas	5/7/20	6,076	—	—
	3/1/21	3,200	3,297	—
	3/1/22	4,985	4,985	5,136
Matthew F. Pine	5/7/20	7,427	—	—
	5/7/20	54,011	—	—
	3/1/21	3,911	4,030	—
	3/1/22	4,985	4,985	5,136

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(3)	The following table provides the vesting schedule (vesting typically occurs on the applicable anniversary of the grant date):

	Grant	Vesting Schedule (#)
Name	Date	2023	2024	2025
Patrick K. Decker	2/27/20	6,322	—	—
	3/1/21	4,842	4,988	—
	3/1/22	5,943	5,943	6,123
Sandra E. Rowland	11/2/20	1,631	—	—
	3/1/21	1,372	1,413	—
	3/1/22	1,617	1,617	1,665
Dorothy G. Capers	3/1/22	1,356	1,355	1,395
Hayati Yarkadas	5/7/20	1,204	—	—
	5/7/20	1,337	—	—
	3/1/21	726	748	—
	3/1/22	1,142	1,141	1,175
Matthew F. Pine	5/7/20	1,471	—	—
	5/7/20	16,050	—	—
	3/1/21	888	914	—
	3/1/22	1,142	1,141	1,175

(4)	Market values were determined based on the Company’s closing stock price of $110.57 on December 31, 2022.
(5)	Amounts reflect the 2020 PSU awards that became vested in early 2023 with payout at 81.5% of target and 2021 and 2022 unvested PSUs estimated at 175% of target.

The following table provides the vesting schedule (vesting occurs on the three-year anniversary of the grant date, other than with respect to the ESG PSUs granted in 2021, which vest on the five-year anniversary of the grant date):

	Grant	Vesting Schedule (#)
Name	Date	2023	2024	2025	2026
Patrick K. Decker	2/27/20	30,313	—	—	—
	3/1/21	—	51,356	—	—
	3/1/21	—	—	—	14,673
	3/1/22	—	—	63,034	—
Sandra E. Rowland	11/2/20	7,819	—	—	—
	3/1/21	—	14,550	—	—
	3/1/21	—	—	—	4,157
	3/1/22	—	—	17,145	—
Dorothy G. Capers	3/1/22	—	—	6,302	—
	3/1/22	—	—	—	1,441
Hayati Yarkadas	5/7/20	5,772	—	—	—
	3/1/21	—	7,704	—	—
	3/1/21	—	—	—	2,201
	3/1/22	—	—	12,104	—
Matthew F. Pine	5/7/20	7,053	—	—	—
	3/1/21	—	9,416	—	—
	3/1/21	—	—	—	2,690
	3/1/22	—	—	12,104	—

OPTION EXERCISES AND STOCK VESTED

The following table provides the values realized by our NEOs upon the exercise of Xylem stock options and the vesting of PSUs and RSUs in 2022.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting($)(2)
Patrick K. Decker	—	—	46,621	4,174,111
Sandra E. Rowland	—	—	2,955	259,843
Dorothy G. Capers	—	—	—	—
Hayati Yarkadas	5,898	97,394	3,193	277,272
Matthew F. Pine	1,000	56,660	17,894	1,527,882

(1)

This amount reflects number of shares acquired upon exercise of stock options multiplied by the difference between the Xylem stock price on the date of exercise and the exercise price of stock options.

(2)	These amounts reflect the value realized upon the vesting of PSUs and RSUs based upon the closing price of Xylem stock on the date of vesting.

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Non-Qualified Deferred Compensation

Xylem Supplemental Retirement Savings Plan

The Xylem Supplemental Retirement Savings Plan (“SRSP”) was established to provide retirement benefits that cannot be paid under the qualified retirement savings plan due to the Federal limits on the amount of benefits that can be paid and the amount of compensation that can be recognized under a tax-qualified retirement plan. These benefits are generally paid directly by Xylem. It is a non-qualified and unfunded plan with all amounts in the plan constituting a general unsecured obligation of the Company. Such amounts, as well as any administrative costs relating to the plan, are paid out of the general assets of the Company.

The table below shows the activity within the SRSP (Non-Qualified Savings) for the NEOs for 2022. Mr. Yarkadas does not participate in the U.S. based SRSP. He participates in the local retirement plan in Switzerland with an employer contribution in 2022 of $72,260.

2022 Non-Qualified Deferred Compensation

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(3)
Patrick K. Decker
Non-Qualified Savings	—	184,712	(154,187)	—	1,175,856
Sandra E. Rowland
Non-Qualified Savings	—	79,232	(13,470)	—	115,088
Dorothy G. Capers
Non-Qualified Savings	—	40,302	156	—	11,315
Matthew F. Pine
Non-Qualified Savings	—	52,086	(9,292)	—	78,940

(1)

Amounts consist of the contributions to the participants under the Xylem Deferred Compensation Plan and SRSP for the 2022 AIP, which were credited to the NEOs’ accounts in 2022. These amounts are reflected in the Non-Qualified Retirement Savings Plan and Deferred Compensation Plan contribution columns in the “All Other Compensation Table” and are included in the “Summary Compensation Table.”

(2)	The Company does not provide preferential or above-market rates as defined in applicable SEC rules. As a result, the aggregate earnings are not included in the Summary Compensation Table.
(3)

The amounts represent account balances at 2022 fiscal year end and exclude contributions that were credited in 2022, but not actually contributed until after the end of the year. The aggregate balance for SRSP that has been reported as compensation since 2012 is $1,165,089 for Mr. Decker; $160,427 for Ms. Rowland; $111,889 for Mr. Pine; and $40,302 for Ms. Capers.

Potential Post-Employment Compensation

The Potential Post-Employment Compensation table included in this section reflects the amounts of compensation payable to each of the NEOs in the event of employment termination under several different circumstances, including death, disability, termination without cause or termination in connection with a change of control. The severance plans listed below apply to the Company’s senior executives, including NEOs (unless provided otherwise below), as defined by Section 409A of the IRC. The severance plans do not allow for excise tax gross-ups and include a cap on severance benefits.

The amounts shown in the Potential Post-Employment Compensation tables are estimates, assuming that the triggering event was effective as of December 31, 2022, and include amounts that would be earned through such date (or that would be earned during a period of severance). The Company’s obligation to continue severance payments ceases if the executive does not comply with Xylem’s Code of Conduct or applicable non-compete provisions. The amounts shown below do not include payments and benefits to the extent these payments and benefits are provided on a non-discriminatory basis to salaried employees generally upon termination of employment. These include: accrued salary and vacation pay; certain severance benefits as described below; and distributions of balances under the retirement savings plans.

Xylem Senior Executive Severance Pay Plan

The purpose of the Xylem Senior Executive Severance Pay Plan (“SESPP”) is to provide a period of transition following termination of employment for senior executives, but not including termination in connection with a change of control. The

Xylem 2023 Proxy Statement  |  63

plan generally provides for severance payments if Xylem terminates a senior executive’s employment without cause. All NEOs are eligible to participate in this plan.

The amount of severance paid (“Severance Pay”) under this plan depends on the executive’s salary and years of service at the time of cessation. The plan typically provides 12 months of salary for up to three years of service and one additional month of salary for each additional year of service with a cap of 24 months. The Company will also provide continuation of health and life insurance benefits for the duration of the severance period.

Xylem Special Senior Executive Severance Pay Plan

The purpose of the Xylem Special Senior Executive Severance Pay Plan (“SSESPP”) is to provide compensation in the case of termination of a senior executive’s employment in connection with a change of control (as defined in our equity compensation plan). All NEOs are eligible to participate in this plan.

Under this plan, if an NEO (i) is terminated without cause in contemplation of a change of control that ultimately occurs; or (ii) is terminated without cause or resigns for good reason within two years after a change of control, the following will be provided:

Benefit	CEO	Other NEO
“Severance Pay” as a multiple of annual base salary and current actual AIP	3 Times	2 Times Target AIP for new hire without full-year AIP history
Continuation of Health and Life Insurance Benefits at the Same Level	3 Years	2 Years
Other Benefits	• Severance Pay times the current eligible percentage rate of Xylem’s contributions to applicable retirement savings plans • One year of outplacement services

In the event severance payments under the plan would constitute an “excess parachute payment” within the definition of Section 280G of the IRC, payments would be provided based on whichever option would provide a better after-tax benefit to the NEO:

•	the aggregate of all severance payments reduced so the present value of payments does not exceed the Safe Harbor Amount as defined by the IRC; or
•	the aggregate of all severance payments without a reduction.

Potential Post-Employment and Change of Control Compensation

The following table reflects the estimated amount of compensation payable to each of the Company’s NEOs upon termination of employment under various scenarios. The amounts shown are calculated using an assumed termination date effective as of December 31, 2022. Although the calculations are intended to provide reasonable estimates of the potential compensation payable upon termination, they are based on assumptions outlined in the footnotes and may not represent the actual amount payable if an eligible termination event were to occur.

Name	Death/ Disability ($ in millions)(1)	Termination Not For Cause ($ in millions)(2)	Change of Control Termination Not for Cause/ With Good Reason ($ in millions)(3)
Patrick K. Decker	4.4	5.2	29.0
Sandra E. Rowland	1.2	0.8	8.3
Dorothy G. Capers	0.3	0.5	3.3
Hayati Yarkadas	0.9	0.6	6.0
Matthew F. Pine	2.4	0.6	10.7

(1)

This is a potential lump-sum payment related to the acceleration of unvested equity awards which would have occurred if an NEO had died or become disabled as of December 31, 2022. Equity awards vest according to the terms described in “Our Executive Compensation Program - Long-term Incentive Plan”. The amounts shown reflect the market value of RSUs, PSUs (pro-rated based on actual performance), and unvested in-the-money stock options based on the Company’s December 31, 2022 closing price of $110.57.

64  | Xylem 2023 Proxy Statement

(2)	The amounts shown consist of the following potential payments if an NEO had been terminated not for cause as of December 31, 2022:
a.

Severance Pay under the SESPP, except for Mr. Decker, who would be paid an amount equal to two times the total of his current annual salary and average AIP payout for 2020-2022 performance years based on the severance arrangement included in his letter of agreement filed with our Quarterly Report on Form 10-Q on April 29, 2014. The amounts are paid in the form of periodic payments according to the regular payroll schedule over the severance period.

b.	The Company’s portion of health and life insurance premium paid monthly for the duration of the severance period under the SESPP.
(3)	The amounts shown consist of the following potential payments upon termination not for cause or with good reason within two years of change of control:
a.	Severance Pay under the SSESPP, which is paid in the form of periodic payments according to the regular payroll schedule over the severance period.
b.

A lump-sum payment for unvested equity awards that would vest according to the terms described in “Our Executive Compensation Program — Long-term Incentive Plan.” The amount reflects the market value of RSUs, PSUs (assuming 81.5% payout for the 2020 award and target performance for the 2021 and 2022 annual awards and the 2021 ESG awards) and in-the-money stock options based on the Company’s December 31, 2022 closing price of $110.57.

c.	A lump-sum payment equal to Severance Pay times the then current eligible percentage for the Company’s contribution to the Xylem retirement savings plans as provided under the SSESPP.
d.	The Company’s portion of health and life insurance premiums under the SSESPP.
e.	A lump-sum payment equal to the cost of outplacement services for one year following the termination under the SSESPP.

CEO Pay Ratio

Mr. Decker’s annual total compensation for 2022 was $10.1 million as disclosed in the Summary Compensation Table. The annual total compensation of the employee identified at median was $52,747. As a result, the ratio of these amounts was 192:1.

We identified the median compensated individual of all our employees (excluding the CEO) through the following process:

•	We used the global employee population active as of December 31, 2022. This included all full-time, part-time, temporary and seasonal workers.
•

To identify the median employee, we used the following consistently applied compensation measure for 2022: salary, annual incentive, commission, bonus, overtime pay and grant date fair value of any long-term incentive awards. For regular full-time and part-time employees (other than temporary, seasonal or other non-permanent employees) who were not employed for the full year 2022, compensation was annualized.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to our pay ratio reported above, as other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, we are providing the following table and related information for compliance purposes. Neither the LDCC nor the executives of our Company directly use the information in this table or the related disclosures when making compensation decisions. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis section above.

For purposes of this Pay versus Performance section, all references to “compensation actually paid” mean such amount as computed in accordance with Item 402(v) of Regulation S-K which is different from pay amounts discussed in the Compensation Discussion and Analysis section and elsewhere in this proxy statement.

Xylem 2023 Proxy Statement  |  65

Pay Versus Performance Table:

	PEO (Mr. Decker)		Non-PEO NEOs		Value of Initial Fixed $100 Investment Based On:
Year (a)	Summary Compensation Table ($)(1) (b)	Compensation Actually Paid (CAP) ($)(2) (c)	Average Summary Compensation Table ($) (3) (d)	Average Compensation Actually Paid (CAP) ($) (4) (e)	Total Shareholder Return ($) (5) (f)	Peer Group Shareholder Return ($) (6) (g)	Net Income ($MM) (7) (h)	Revenue ($MM) (8) (i)
2022	10,148,865	7,158,884	2,564,752	2,132,131	145	127	355	5,522
2021	10,441,670	13,341,645	2,665,368	3,910,602	156	135	427	5,195
2020	8,830,352	18,812,821	3,105,833	5,158,174	131	111	254	4,876

(1)

The dollar amounts reported in column (b) are the amounts reported for Mr. Decker (the Company’s CEO) for each of the corresponding years in       the “Total” column of the “Summary Compensation Table (SCT).”

(2)

The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Decker, as computed in accordance with Item 402(v) of Regulation S-K and do not reflect the total compensation actually realized or received by Mr. Decker. In accordance with these rules, these amounts reflect “Total Compensation” as set forth in the SCT for each year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718.

Compensation Actually Paid to PEO ($M)	2022	2021	2020
SCT Total	10,149	10,442	8,830
Less, value of “Stock Awards” and “Option Awards” reported in SCT	5,969	7,725	6,465
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	9,548	9,459	9,333
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	(1,983)	2,297	4,256
Plus (less), year over year change in fair value of equity awards granted in prior years that vested in the year	(4,587)	(1,131)	2,859
Compensation Actually Paid to Patrick K. Decker	7,159	13,342	18,813

(3)

The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Decker) in the “Total” column of the SCT in each applicable year. The names of each of the NEOs included for these purposes in each applicable year are as follows: (i) for 2022, Ms. Rowland, Ms. Capers, Mr. Yarkadas, and Mr. Pine; (ii) for 2021, Ms. Rowland, Mr. Sabol, Mr. Pine, and Mr. Yarkadas; and (iii) for 2020, Ms. Rowland, Mr. Pine, Mr. Sabol, Mr. Yarkadas, and E. Mark Rajkowski (former CFO).

(4)

The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Decker), as computed in accordance with Item 402(v) of Regulation S-K. In accordance with these rules, these amounts reflect “Total Compensation” as set forth in the “Summary Compensation Table” for each year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718.

Compensation Actually Paid to Non-PEO NEOs ($M)	2022	2021	2020
Average SCT Total	2,565	2,665	3,106
Less, average value of “Stock Awards” and “Option Awards” reported in SCT	1,209	1,577	2,274
Plus, average year-end fair value of outstanding and unvested equity awards granted in the year	1,908	1,898	4,579
Plus (less), average year over year change in fair value of outstanding and unvested equity awards granted in prior years	(438)	1,026	391
Plus (less), average year over year change in fair value of equity awards granted in prior years that vested in the year	(694)	(102)	241
Less, average prior year-end fair value for any equity awards forfeited in the year	-	-	885
Average Compensation Actually Paid to Non-PEO NEOs	2,132	3,911	5,158

(5)

Total Shareholder Return (TSR) is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period, by (b) the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is December 31, 2019.

(6)	The peer group used for this purpose is the S&P 500 Industrials Index.
(7)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(8)	The dollar amounts reported represent the amount of revenue reflected in the Company’s audited financial statements for the applicable year.

Description of Certain Relationships between Information Presented in the Pay versus Performance Table

As described in more detail in the “Compensation Discussion and Analysis” section, the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

66  | Xylem 2023 Proxy Statement

Compensation Actually Paid, Cumulative TSR and Peer Group TSR

20
15
10
5
0
200
150
100
50
0
CAP ($MM)
TSR Return
18.8
5.2
13.3
3.9
7.2
2.1
131
156
145
111
135
127
2020
2021
2022
CEO CAP
Non-CEO NEOs CAP
Xylem TSR
Peer TSR

Compensation Actually Paid and Net Income	Compensation Actually Paid and Revenue

20
15
10
5
0
CAP ($MM)
500
400
300
200
100
0
Net Income ($MM)
18.8
254
5.2
427
13.3
3.9
355
7.2
2.1
2020
2021
2022
CEO CAP
Non-CEO NEOs CAP
Net Income

20
15
10
5
0
CAP ($MM)
6,000
5,500
5,000
4,500
Revenue ($MM)
18.8
5.2
4,876
13.3
3.9
5,195
7.2
2.1
5,522
2020
2021
2022
CEO CAP
Non-CEO NEOs CAP
Revenue

Additional Financial Performance Measures

As described in greater detail in the “Compensation Discussion and Analysis” section, the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The most important additional financial and non-financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

Financial Performance Metrics	Non-Financial Performance Metrics
EBITDA	Sustainalytics rating
Free Cash Flow %	Diverse representation in leadership
ROIC	Diverse slates

Xylem 2023 Proxy Statement  |  67

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information related to the shares of Xylem common stock that may be issued under equity compensation plans as of December 31, 2022.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved by Security Holders (1)	2,902,327(2)	$67.59(3)	2,907,299
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	2,902,327	$67.59(3)	2,907,299
(1)	Includes the Xylem 2011 Omnibus Incentive Plan (Amended and Restated as of February 24, 2016). The ITT 2003 Equity Incentive Plan has no remaining outstanding securities.
(2)	The 2011 Omnibus Incentive Plan includes 1,934,142 stock options, 553,313 units of underlying RSUs, and 414,872 units of underlying PSUs at target.
(3)	Represents weighted average exercise price of outstanding stock options only.

VOTING AND MEETING INFORMATION

Who is entitled to vote? You can vote if you owned shares of Xylem’s common stock as of the close of business on March 20, 2023, the record date. On the record date, 180,617,802 shares of Xylem common stock were outstanding. Each share is entitled to one vote.

What is the difference between a registered owner and a beneficial owner? If the shares you own are registered in your name directly with our transfer agent, Equiniti Trust Company, you are the “registered owner” and the shareholder of record with respect to those shares.

If the shares you own are held in a stock brokerage account, bank, one of Xylem’s employee retirement savings plans or by another holder of record, you are considered the “beneficial owner.”  As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares by using the voting instruction form or by following their instructions for voting by telephone or on the Internet.

How do I vote? We encourage you to vote as soon as possible, even if you plan to attend this year’s virtual Annual Meeting to be held exclusively via webcast.

•	If you are a “registered owner,” you can vote either online during the Annual Meeting or by proxy.
•

If you are a “beneficial owner,” but do not hold your shares through one of Xylem’s employee retirement savings plans, you can vote by submitting voting instructions to your bank, broker, trustee or other nominee. If you are a beneficial owner and would like to vote online during the virtual Annual Meeting, you can use the control number indicated on your notice or the instructions that accompanied your proxy materials if your notice or instructions indicate that you may vote those shares at wwww.proxyvote.com; otherwise you will need to obtain a written proxy, executed in your favor, from the shareholder of record (your bank or broker).

•

If your shares are held through one of Xylem’s employee savings plans, you can vote by submitting voting instructions to your plan trustee, as described below. Your shares cannot be voted online during the Annual Meeting.

If you choose to vote by proxy, you can do so in one of three ways:

By Internet	By Telephone	By Mail
www.proxyvote.com	1-800-690-6903 (United States and Canada only)	Mark, date and sign your proxy card or voting instruction form and return it in envelope provided

68  | Xylem 2023 Proxy Statement

How do I vote if I am a participant in one of Xylem’s employee retirement savings plans? If you participate in any of the Xylem retirement savings plans for employees, your plan trustee will vote the Xylem shares credited to your savings plan account in accordance with your voting instructions. The trustee will vote the savings plan shares for which no voting instructions are received (“Undirected Shares”) in the same proportion as the shares in the same savings plan for which the trustee receives voting instructions. Under the savings plans, participants are “named fiduciaries” to the extent of their authority to direct the voting of Xylem shares credited to their savings plan accounts and their proportionate share of Undirected Shares. By submitting voting instructions by telephone, the Internet or by signing and returning the voting instruction card, you direct the trustee of the savings plan to vote these shares, in person or by proxy at the Annual Meeting. Xylem plan participants should mail their confidential voting instruction card to Broadridge, acting as tabulation agent, at 51 Mercedes Way, Edgewood, New York 11717, or vote by telephone or the Internet. Instructions for shares in Xylem savings plan accounts must be received by Broadridge no later than 11:59 p.m. Eastern Time on May 15, 2023.

Can I vote by filling out and returning the Notice of Internet Availability of Proxy Materials? No. The Notice of Internet Availability of Proxy Materials only identifies the items to be voted on at the Annual Meeting. You cannot vote by marking the Notice and returning it.

How will my shares be voted at the online Annual Meeting? If you decide to vote by proxy, the persons indicated on your proxy card or voting instruction form (the “proxies”) will vote your shares in accordance with your instructions. If you appoint the proxies but do not provide voting instructions, they will vote as recommended by our Board of Directors. If any other matters not described in this Proxy Statement are properly brought before the Annual Meeting for a vote, the proxies will use their discretion in deciding how to vote on those matters.

Can I revoke my proxy? You can revoke your proxy at any time before it is exercised by mailing a new proxy card with a later date or by casting a new vote on the Internet or by telephone. You can also send a written notice of revocation to our Corporate Secretary at Xylem Inc., 301 Water Street SE, Washington, DC 20003. You can also revoke your proxy by attending the online Annual Meeting and voting online during the Annual Meeting. If you are a registered owner, you can vote your shares online during the Annual Meeting. If you are a beneficial owner (other than a holder of shares through one of Xylem’s employee retirement savings plans), you should contact the bank, broker, trustee or other nominee that holds your shares for specific instructions on how to change or revoke your vote.

What is a quorum for the Annual Meeting? A quorum is required in order to hold a valid meeting. To have a quorum, shareholders entitled to cast a majority of votes at the online Annual Meeting must be present online at the Annual Meeting or by proxy. Broker non-votes and abstentions do not affect the determination of whether a quorum is present.

How do I attend and participate in the online Annual Meeting? The Annual Meeting is being held exclusively online via webcast. If you are a shareholder of record as of the close of business on March 20, 2023, you may attend, vote, ask questions and view the list of shareholders of record as of March 20, 2023 during the meeting, by logging into the meeting at www.virtualshareholdermeeting.com/XYL2023. To log in, you will need your unique 16-digit control number, which is found on your Notice, proxy card or the instructions that accompanied your proxy materials (in the box marked by an arrow). If you are a beneficial owner and have any questions about your control number, please contact the bank, broker, trustee or other nominee that holds your shares.

If you have questions during the Annual Meeting that are pertinent to Xylem and the meeting matters, you may type them at any point during the meeting into the dialog box provided (until the floor is closed to questions). As part of the online Annual Meeting, we will hold a live webcast Q&A session, during which we intend to answer all pertinent questions submitted in accordance with the meeting’s rules of conduct (to be provided at the start of the meeting), as time permits. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to Annual Meeting matters or Xylem’s business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.

The audio broadcast of the Annual Meeting will be archived and available for replay for at least one year at www.virtualshareholdermeeting.com/XYL2023.

What is broker discretionary voting? Under NYSE rules, brokerage firms may vote in their discretion on certain routine matters on behalf of beneficial owners who have not provided voting instructions. In contrast, brokerage firms are not permitted to vote in their discretion on non-routine matters. Of the matters to be voted on at the Annual Meeting as described in this Proxy Statement, only Proposal 2, the ratification of the appointment of the independent auditor, is

Xylem 2023 Proxy Statement  |  69

expected to be considered to be “routine,” and therefore eligible to be voted on by your bank or brokerage firm without instructions from you. Note that whether a proposal is considered routine or non-routine is subject to stock exchange rules and final determination by the stock exchange. Even with respect to routine matters, some brokers are choosing not to exercise discretionary voting authority. As a result, we urge you to direct the bank, broker, trustee or other nominee that holds your shares how to vote your shares on all proposals to ensure that your vote is counted.

What are the voting requirements to elect the directors and to approve the proposals to be voted on at the Annual Meeting?

Proposal	Vote Required (1)	Board Recommendation
Election of Directors	Majority of votes cast. Votes cast “for” a director must exceed the votes cast “against” that director	FOR (each nominee)
Ratification of the appointment of Deloitte & Touche LLP for 2023	Votes cast “for” the proposal must exceed votes cast “against” the proposal	FOR
Advisory vote to approve named executive officer compensation	Votes cast “for” the proposal must exceed votes cast “against” the proposal	FOR
Shareholder Proposal: Policy Requiring Independent Board Chair	Votes cast “for” the proposal must exceed votes cast “against” the proposal	AGAINST

(1)	Abstentions and broker non-votes are not considered as votes cast and will have no effect on the vote outcome for these matters.

What if a director nominee fails to be elected by a majority of votes cast? Our By-laws provide that in uncontested elections, any director nominee who fails to be elected by a majority of votes cast, but who also is a director at the time, shall promptly provide a written resignation, as a holdover director, to the independent Board Chair or the Corporate Secretary. Our Nominating & Governance Committee will promptly consider the resignation and all relevant facts and circumstances concerning any vote, and the best interests of the Company and our shareholders, and will make a recommendation as to whether the Board should accept such resignation. The Board will act on the Nominating & Governance Committee’s recommendation no later than its next regularly scheduled Board meeting or within 90 days after certification of the shareholder vote, whichever is earlier, and the Board will promptly publicly disclose its decision and the reasons for its decision.

Who counts the votes? Broadridge Financial Solutions, Inc. (“Broadridge”) will count the votes and an agent of Broadridge will act as one of our Inspectors of Election for the online Annual Meeting. The other Inspector of Election will be an employee of the Company.

Who will pay for the costs of this proxy solicitation? Xylem will pay the cost incurred in connection with the solicitation of proxies. We have engaged Innisfree M&A Incorporated (“Innisfree”) to assist with the solicitation of proxies. Innisfree has agreed to provide such services at no cost, plus reimbursement of customary fees and expenses, to Xylem because Xylem has engaged Innisfree to assist with the solicitation of proxies in connection with Xylem’s planned acquisition of Evoqua. Fees incurred in connection with such solicitation are described in the Registration Statement on Form S-4 filed with the SEC in connection with the planned transaction. In addition, we may reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of our common stock. Our directors, officers and employees also may solicit proxies in person, by mail, by telephone or through electronic communications. They will not receive any additional compensation for these activities.

I participate in a Xylem employee retirement savings plan and I am a shareholder of record of shares of Xylem common stock. How many proxy cards will I receive? You will receive only one proxy card. Your Xylem savings plan shares and any shares you own as the shareholder of record will be set out separately on the proxy card.

How many shares are held by participants in the Xylem employee retirement savings plans? As of the close of business on March 20, 2023, the record date, Fidelity Investments, the trustee of the Company stock in the Xylem employee retirement savings plans, held 239,300 shares of Xylem common stock (approximately 0.13% of the outstanding shares).

70  | Xylem 2023 Proxy Statement

Where can I find the voting results? Preliminary results will be reported during the online Annual Meeting. We will timely report final results in a filing with the SEC via a Current Report on Form 8-K.

INTERNET AVAILABILITY OF PROXY MATERIALS

In accordance with SEC rules, we are using the Internet as our primary means of providing proxy materials to shareholders. Because we are using the Internet, most shareholders will not receive paper copies of our proxy materials. We will instead send shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) with instructions for accessing the proxy materials, including our 2023 Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2022, and voting via the Internet. We expect to mail the Notice and to begin mailing our proxy materials on or about April 3, 2023.

Electronic Delivery of Proxy Materials. If you received a paper copy of this Proxy Statement and would like to receive future proxy statements and annual reports on Form 10-K electronically, you can submit your request at www.proxyvote.com, the Internet voting site hosted by Broadridge. Registering for electronic delivery enables you to receive Xylem’s Annual Report on Form 10-K and Proxy Statement more quickly and to access them at your convenience, while conserving natural resources and lowering printing and mailing costs.

We also make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website (www.xylem.com) and select "About Xylem” and then select "Access Financial Information” under the “Investors” heading, and then select “SEC Filings.” Copies of our Annual Report on Form 10-K for the year ended December 31, 2022, including financial statements and schedules, are also available without charge to shareholders by writing to our Corporate Secretary at Xylem Inc., 301 Water Street SE, Washington, DC 20003.

HOUSEHOLDING – REDUCE DUPLICATE MAILINGS

To reduce duplicate mailings, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, beneficial shareholders who have the same address and same last name and who do not participate in electronic delivery or Internet access of proxy materials, will receive only one copy of the Company’s Annual Report on Form 10-K and Proxy Statement unless one or more of these shareholders notifies the Company that they wish to continue to receive individual copies. By reducing duplicate mailings, we are able to conserve natural resources and lower the costs of printing and distributing our proxy materials.

If you are currently receiving multiple copies of these materials and wish to receive a single copy in the future, you will need to contact your broker, bank or other institution if you are a beneficial owner. If you are a registered owner, you may contact us by writing to our Corporate Secretary or by emailing investor.relations@xylem.com.

Each shareholder who participates in householding will continue to receive a separate proxy card or Notice. Your consent to householding is perpetual unless you revoke it. If your household received a single Notice of Annual Meeting of Shareholders or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact the Broadridge Householding Department, by calling their toll free number, 1-866-540-7095 or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717.  You will be removed from the householding program within 30 days of receipt of your instructions at which time you will then be sent separate copies of the documents. Separate copies of the documents will delivered promptly.

Xylem 2023 Proxy Statement  |  71

2024 SHAREHOLDER PROPOSALS

Proposals to be Considered for Inclusion in our Proxy Materials. To be considered for inclusion in our proxy statement for the 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”), shareholder proposals must be submitted in accordance with SEC Rule 14a-8 and must be received by our Corporate Secretary at Xylem Inc., 301 Water Street SE, Washington, DC 20003 by no later than the close of business on December 5, 2023.

Director Nominations for Inclusion in our Proxy Materials (Proxy Access). In 2016, we amended our By-laws to permit a shareholder, or group of up to 20 shareholders, owning continuously for at least three years shares of Xylem common stock representing an aggregate of at least 3% of our outstanding shares, to nominate and include in our proxy materials director nominees constituting up to 20% of our existing Board or two nominees, whichever is greater, provided that the shareholder(s) and nominee(s) satisfy the requirements in our By-laws. Under our By-laws, notice of proxy access director nominees must be received by our Corporate Secretary at the address noted above no earlier than the close of business on November 5, 2023, and no later than the close of business on December 5, 2023. In the event that the date of the 2024 Annual Meeting is changed by more than 30 calendar days from the anniversary date of this year’s Annual Meeting, such notice must be received by the close of business (i) not earlier than 150 calendar days prior to the 2024 Annual Meeting and (ii) not later than 120 calendar days prior to the 2024 Annual Meeting or 10 calendar days following the date on which public announcement of the 2024 Annual Meeting is first made, whichever is later.

Director Nominations and Other Proposals to be Brought Before the 2024 Annual Meeting of Shareholders. Under our By-laws, if a shareholder wishes to present other business or nominate a director candidate directly at the 2024 Annual Meeting, rather than for inclusion in our proxy statement, a timely notice of such business or nomination must be received by our Corporate Secretary at the address noted above no earlier than the close of business on December 5, 2023 and no later than the close of business on January 4, 2024. In the event that the date of the 2024 Annual Meeting is changed by more than 30 calendar days from the anniversary date of this year’s Annual Meeting, such notice must be received by the close of business (i) not earlier than 120 calendar days prior to the 2024 Annual Meeting and (ii) not later than 90 calendar days prior to the 2024 Annual Meeting or 10 calendar days following the date on which public announcement of the 2024 Annual Meeting is first made, whichever is later. Such notice must comply with the requirements of our By-laws. SEC rules permit management to vote proxies at its discretion in certain cases if the shareholder does not comply with the advance notice provisions of our By-laws.

72  | Xylem 2023 Proxy Statement

xylem
Let's Solve Water

XYLEM INC.
301 WATER STREET SE
WASHINGTON, DC 20003

SCAN TO VIEW MATERIALS & VOTE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V03220-P87411-Z84411

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

XYLEM INC.

Company Proposals:

1. Election of ten members of the Xylem Inc. Board of Directors.	For	Against	Abstain
1a. Jeanne Beliveau-Dunn	☐	☐	☐
1b. Patrick K. Decker	☐	☐	☐
1c. Earl R. Ellis	☐	☐	☐
1d. Robert F. Friel	☐	☐	☐
1e. Victoria D. Harker	☐	☐	☐
1f. Steven R. Loranger	☐	☐	☐
1g. Mark D. Morelli	☐	☐	☐
1h. Jerome A. Peribere	☐	☐	☐
1i. Lila Tretikov	☐	☐	☐
1j. Uday Yadav	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

XYLEM INC. 301 WATER STREET SEWASHINGTON, DC 20003   SCAN TO   VIEW MATERIALS & VOTEw  WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING.  BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.  Internet and telephone voting are available through 11:59 PM (ET) the day before theAnnual Meeting. Your Internet or telephone vote authorizes the named proxies to  vote the shares in the same manner as if you marked, signed and returned your  proxy card. If you vote your proxy by Internet or by telephone, you do not need to  mail back your proxy card.  VOTE BY INTERNET  Before The Meeting - Go to www.proxyvote.comor scan the QR Barcode above  Use the Internet to vote your proxy. Have your proxy card in hand when you access the website.  During The Meeting - Go to www.virtualshareholdermeeting.com/XYL2023  You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.  VOTE BY TELEPHONE - 1-800-690-6903  Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.  VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.  V03220-P87411-Z84411XYLEM INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 3, AND "AGAINST" PROPOSAL 4. Company Proposals: 1.Election of ten members of the Xylem Inc. Board ofDirectors. 1a.Jeanne Beliveau-DunnFor! Against! Abstain!ForAgainstAbstain1b. 1c. Patrick K. DeckerEarl R. Ellis! ! ! ! ! ! 2.Ratification of the appointment of Deloitte & Touche LLP  as our independent registered public accounting firmfor the fiscal year ending December 31, 2023. !!! 1d. 1e. 1f. 1g. Robert F. FrielVictoria D. HarkerSteven R. LorangerMark D. Morelli! ! ! ! ! ! ! ! ! ! ! ! 3.Advisory vote to approve the compensation of ournamed executive officers. Shareholder Proposal: 4.Shareholder proposal requesting a policy requiring anindependent board chair, if properly presented at themeeting. ! ! ! ! ! ! 1h. 1i. Jerome A. PeribereLila Tretikov! ! ! ! ! ! NOTE: Such other business as may properly come before the  meeting or any adjournment or postponement thereof. 1j.Uday Yadav!!! Yes NoHOUSEHOLDING ELECTION - Please indicate if you consent  to receive certain future investor communications in a single  package per household. !! (When signing as attorney, executor, administrator, trustee or  guardian, give full title. If more than one trustee, all should sign.)

Annual Meeting of Shareholders  Thursday, May 18, 2023, 8:00 a.m. (ET)  Online at: www.virtualshareholdermeeting.com/XYL2023  SEC PROXY ACCESS NOTICE  Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholder Meeting to be held on  Thursday, May 18, 2023 at 8:00 a.m. (ET) online at www.virtualshareholdermeeting.com/XYL2023: The 2023 Notice  and Proxy Statement and 2022 Annual Report on Form 10-K are available on the Internet at www.proxyvote.com.  V03221-P87411-Z84411   PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF XYLEM INC.  FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18, 2023.  The shareholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Kelly O'Shea and Dorothy Capers, or  either of them, each with full power of substitution as proxies, to vote all shares of Xylem Inc. common stock that the shareholder(s) would be  entitled to vote on all matters that may properly come before the Annual Meeting and at any adjournments or postponements. The proxies are  authorized to vote in accordance with the specifications indicated by the shareholder(s) on the reverse side of this form. If this form is signed  and returned by the shareholder(s), and no specifications are indicated, the proxies are authorized to vote as recommended by the Board of  Directors. In either case, if this form is signed and returned, the proxies thereby will be authorized to vote in their discretion on  any other matters that may be presented for a vote at the Annual Meeting and at any adjournments or postponements.  For participants in a Xylem Retirement Savings Plan:  Your plan trustee will vote the Xylem shares credited to your savings plan account in accordance with your voting instructions. The trustee will  vote the savings plan shares for which no voting instructions are received ("Undirected Shares") in the same proportion as the shares in the  same savings plan for which the trustee receives voting instructions, except as otherwise provided in accordance with ERISA. Under the savings  plans, participants are "named fiduciaries" to the extent of their authority to direct the voting of Xylem Inc. shares credited to their savings plan  account and their proportionate share of Undirected Shares. Participants under these plans should mail their confidential voting instruction card  to Broadridge, acting as tabulation agent, or vote by telephone or Internet. Instructions must be received by Broadridge before 11:59 p.m. (ET), on May 15, 2023. By submitting voting instructions by telephone or Internet, or by signing and returning this voting instruction card, you direct  the trustee of the savings plan to vote these shares, by proxy, as designated herein, at the Annual Meeting.  The Trustee will exercise its discretion in voting on any other matter that may be presented for a vote at the Annual Meeting and  at any adjournments or postponements.  Continued and to be signed on reverse side